As filed with the Securities and Exchange Commission on April 29, 2011

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 73	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP One International Place Boston, MA 02110	Amy R. Doberman ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CLASSIC PROFUNDS VP
Bull
Mid-Cap
Small-Cap
Dow 30
NASDAQ-100
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
International
Emerging Markets
Japan

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraNASDAQ-100

INVERSE PROFUNDS VP
Bear
Short Mid-Cap
Short Small-Cap
Short Dow 30
Short NASDAQ-100
Short International
Short Emerging Markets
UltraShort Dow 30
UltraShort NASDAQ-100

SECTOR PROFUNDS VP
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

NON-EQUITY PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity
Falling U.S. Dollar

PROFUND VP MONEY MARKET

MAY 1, 2011

Prospectus

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

3	Summary Section
Classic ProFunds VP
4	Bull
7	Mid-Cap
10	Small-Cap
13	Dow 30
16	NASDAQ-100
19	Large-Cap Value
22	Large-Cap Growth
25	Mid-Cap Value
28	Mid-Cap Growth
31	Small-Cap Value
34	Small-Cap Growth
37	Asia 30
40	Europe 30
43	International
47	Emerging Markets
51	Japan
Ultra ProFunds VP
55	UltraBull
59	UltraMid-Cap
63	UltraSmall-Cap
67	UltraNASDAQ-100
Inverse ProFunds VP
71	Bear
75	Short Mid-Cap
79	Short Small-Cap
83	Short Dow 30
87	Short NASDAQ-100
91	Short International
96	Short Emerging Markets
101	UltraShort Dow 30
105	UltraShort NASDAQ-100

Sector ProFunds VP
109	Banks
112	Basic Materials
115	Biotechnology
118	Consumer Goods
121	Consumer Services
124	Financials
127	Health Care
130	Industrials
133	Internet
136	Oil & Gas
139	Pharmaceuticals
142	Precious Metals
145	Real Estate
148	Semiconductor
151	Technology
154	Telecommunications
157	Utilities
Non-Equity ProFunds VP
160	U.S. Government Plus
164	Rising Rates Opportunity
168	Falling U.S. Dollar
171	ProFund VP Money Market
175	ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
191	ProFunds Management
195	General ProFunds VP Information
201	Financial Highlights

This Prospectus should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This Prospectus may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable annuity or life prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

3

Summary Section

4	:: ProFund VP Bull

Important Information About the Fund

Investment Objective

ProFund VP Bull (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® (the “Index”). The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $1.5 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $24.5 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bull	$171	$542	$938	$2,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 87% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

FUND NUMBER :: 204 ::	ProFund VP Bull ::	5

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

6	:: ProFund VP Bull

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 15.34%;

Worst Quarter (ended 12/31/2008): -22.35%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Bull	12.58%	0.53%	-0.16%	05/01/01
S&P 500®#	15.08%	2.29%	1.86%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 241 ::	ProFund VP Mid-Cap ::	7

Important Information About the Fund

Investment Objective

ProFund VP Mid-Cap (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400® (the “Index”). The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $509.5 million and $9.6 billion. The average capitalization of the companies comprising the Index was approximately $2.9 billion. The Index is published under the Bloomberg ticker symbol “MID.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.71%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.71%
Fee Waivers/Reimbursements*	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap	$171	$536	$925	$2,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

8	:: ProFund VP Mid-Cap

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not

FUND NUMBER :: 241 ::	ProFund VP Mid-Cap ::	9

reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 19.16%;

Worst Quarter (ended 12/31/2008): -26.38%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP Mid-Cap	24.05%	0.18%	08/31/07
S&P MidCap 400® Index#	26.65%	3.11%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

10	:: ProFund VP Small-Cap

Important Information About the Fund

Investment Objective

The ProFund VP Small-Cap (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index (the “Index”). The Index is a measure of small-cap U.S. stock market performance. It is a float adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. As of January 31, 2011, the Index included companies with capitalizations between $24.8 million and $5.2 billion. The average capitalization of the companies comprising the Index was approximately $728.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.05%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.05%
Fee Waivers/Reimbursements*	-0.37%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap	$171	$607	$1,069	$2,350

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 378% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

FUND NUMBER :: 213 ::	ProFund VP Small-Cap ::	11

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

12	:: ProFund VP Small-Cap

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 21.54%;

Worst Quarter (ended 12/31/2008): -27.57%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Small-Cap	24.79%	2.66%	3.86%	05/01/01
Russell 2000® Index#	26.87%	4.48%	6.39%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 266 ::	ProFund VP Dow 30 ::	13

Important Information About the Fund

Investment Objective

ProFund VP Dow 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Industrial Average (the “Index”). The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of January 31, 2011, the Index included companies with capitalizations between $16.9 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $125.0 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.73%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.73%
Fee Waivers/Reimbursements*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Dow 30	$171	$540	$934	$2,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining

14	:: ProFund VP Dow 30

counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 266 ::	ProFund VP Dow 30 ::	15

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 15.21%;

Worst Quarter (ended 12/31/2008): -23.31%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP Dow 30	10.21%	1.20%	05/01/06
Dow Jones Industrial Average#	14.10%	3.20%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

16	:: ProFund VP NASDAQ-100

Important Information About the Fund

Investment Objective

ProFund VP NASDAQ-100 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index (the “Index”). The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. As of January 31, 2011, the Index included companies with capitalizations between $4.3 billion and $312.6 billion. The average capitalization of the companies comprising the Index was approximately $28.0 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP NASDAQ-100	$171	$551	$955	$2,086

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 28% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 27% and 47%, respectively, of the market capitalization of the Index.

FUND NUMBER :: 214 ::	ProFund VP NASDAQ-100 ::	17

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Technology Investment Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new

18	:: ProFund VP NASDAQ-100

technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 19.14%;

Worst Quarter (ended 06/30/2002): -28.03%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP NASDAQ-100	18.24%	5.10%	-3.06%	1/22/01
NASDAQ-100® Index#	20.16%	6.80%	-1.35%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 246 ::	ProFund VP Large-Cap Value ::	19

Important Information About the Fund

Investment Objective

ProFund VP Large-Cap Value (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500®/Citigroup Value Index (the “Index”). The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $1.5 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $24.3 billion. The Index is published under the Bloomberg ticker symbol “SVX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.88%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.88%
Fee Waivers/Reimbursements*	-0.20%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Value	$171	$571	$998	$2,185

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 329% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 27% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of

20	:: ProFund VP Large-Cap Value

operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 17.54%;

Worst Quarter (ended 12/31/2008): -24.28%.

FUND NUMBER :: 246 ::	ProFund VP Large-Cap Value ::	21

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Large-Cap Value	12.89%	-0.93%	1.43%	05/03/04
S&P 500®/Citigroup Value Index#	15.16%	0.90%	3.53%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

22	:: ProFund VP Large-Cap Growth

Important Information About the Fund

Investment Objective

ProFund VP Large-Cap Growth (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500®/Citigroup Growth Index (the “Index”). The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $2.1 billion and $312.6 billion. The average capitalization of the companies comprising the Index was approximately $25.0 billion. The Index is published under the Bloomberg ticker symbol “SGX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%
Fee Waivers/Reimbursements*	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Growth	$171	$561	$976	$2,136

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 232% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 247 ::	ProFund VP Large-Cap Growth ::	23

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that could adversely affect tobacco companies; securities prices and profitability of food, soft drink and fashion related products that might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and food and beverage companies that may derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 14.12%;

Worst Quarter (ended 12/31/2008): -20.12%.

24	:: ProFund VP Large-Cap Growth

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Large-Cap Growth	13.18%	2.01%	2.44%	05/03/04
S&P 500®/Citigroup Growth Index#	15.11%	3.61%	4.18%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 238 ::	ProFund VP Mid-Cap Value ::	25

Important Information About the Fund

Investment Objective

ProFund VP Mid-Cap Value (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400®/Citigroup Value Index (the “Index”). The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $509.5 million and $8.8 billion. The average capitalization of the companies comprising the Index was approximately $2.7 billion. The Index is published under the Bloomberg ticker symbol “MIDV.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.87%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%
Fee Waivers/Reimbursements*	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Value	$171	$569	$993	$2,175

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 400% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 26% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for

26	:: ProFund VP Mid-Cap Value

the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses which usually increase in economic downturns; the severe competition to which banks and insurance companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 238 ::	ProFund VP Mid-Cap Value ::	27

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 20.73%;

Worst Quarter (ended 12/31/2008): -25.89%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Mid-Cap Value	20.45%	2.63%	4.88%	05/01/02
S&P MidCap 400®/Citigroup Value Index#	22.81%	4.79%	7.59%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

28	:: ProFund VP Mid-Cap Growth

Important Information About the Fund

Investment Objective

ProFund VP Mid-Cap Growth (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400®/Citigroup Growth Index (the “Index”). The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $879.5 million and $9.6 billion. The average capitalization of the companies comprising the Index was approximately $3.3 billion. The Index is published under the Bloomberg ticker symbol “MIDG.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%
Fee Waivers/Reimbursements*	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Growth	$171	$561	$976	$2,136

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 452% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of

FUND NUMBER :: 239 ::	ProFund VP Mid-Cap Growth ::	29

operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 18.00%;

Worst Quarter (ended 12/31/08): -26.38%.

30	:: ProFund VP Mid-Cap Growth

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Mid-Cap Growth	28.42%	4.78%	5.22%	05/1/02
S&P MidCap 400®/Citigroup Growth Index#	30.65%	6.71%	7.55%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 236 ::	ProFund VP Small-Cap Value ::	31

Important Information About the Fund

Investment Objective

ProFund VP Small-Cap Value (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600®/Citigroup Value Index (the “Index”). The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the value end of the growth-value spectrum. It is a float adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of January 31, 2011, the Index included companies with capitalizations between $77.3 million and $3.2 billion. The average capitalization of the companies comprising the Index was approximately $810.5 million. The Index is published under the Bloomberg ticker symbol “SMLV.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.96%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.96%
Fee Waivers/Reimbursements*	-0.28%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Value	$171	$588	$1,031	$2,263

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 412% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the industrial industry group, which comprised approximately 24% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for

32	:: ProFund VP Small-Cap Value

the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Small-and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 236 ::	ProFund VP Small-Cap Value ::	33

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 21.33%;

Worst Quarter (ended 12/31/2008): -24.82%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Small-Cap Value	22.10%	2.11%	3.43%	05/01/02
S&P SmallCap 600®/Citigroup Value Index#	25.01%	4.19%	6.16%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

34	:: ProFund VP Small-Cap Growth

Important Information About the Fund

Investment Objective

ProFund VP Small-Cap Growth (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600®/Citigroup Growth Index (the “Index”). The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the growth end of the growth-value spectrum. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of January 31, 2011, the Index included companies with capitalizations between $116.1 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $976.6 million. The Index is published under the Bloomberg ticker symbol “SMLG.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.87%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%
Fee Waivers/Reimbursements*	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Growth	$171	$569	$993	$2,175

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 351% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions,

FUND NUMBER :: 237 ::	ProFund VP Small-Cap Growth ::	35

which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

36	:: ProFund VP Small-Cap Growth

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 20.97%;

Worst Quarter (ended 12/31/2008): -26.06%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Small-Cap Growth	25.72%	3.42%	5.52%	05/01/02
S&P SmallCap 600®/Citigroup Growth Index#	28.43%	5.27%	7.71%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 243 ::	ProFund VP Asia 30 ::	37

Important Information About the Fund

Investment Objective

ProFund VP Asia 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index (the “Index”). The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Asia and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of January 31, 2011, the ProFunds Asia 30 Index included companies with capitalizations between $623.2 million and $309.7 billion. The average capitalization of the companies comprising the Index was approximately $43.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Asia 30	$171	$542	$938	$2,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 158% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Depositary Receipts — The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining

38	:: ProFund VP Asia 30

counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

FUND NUMBER :: 243 ::	ProFund VP Asia 30 ::	39

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Asia, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Asia and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 34.70%;

Worst Quarter (ended 12/31/2008): -22.37%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Asia 30	13.91%	12.19%	12.29%	05/01/02
MSCI AC Asia Pacific Free Excluding Japan Index#	18.42%	12.70%	15.42%
ProFunds Asia 30 Index#	15.01%	12.17%	12.64%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

40	:: ProFund VP Europe 30

Important Information About the Fund

Investment Objective

ProFund VP Europe 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index (the “Index”). The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on The NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of January 31, 2011, the Index included companies with capitalizations between $7.6 billion and $233.6 billion. The average capitalization of the companies comprising the Index was approximately $86.5 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.71%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.71%
Fee Waivers/Reimbursements*	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Europe 30	$171	$536	$925	$2,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 180% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Depositary Receipts — The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in

FUND NUMBER :: 211 ::	ProFund VP Europe 30 ::	41

managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

42	:: ProFund VP Europe 30

Geographic Concentration Risk — Because the Fund focuses its investments only in Europe, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Europe and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 25.85%;

Worst Quarter (ended 12/31/2008): -22.43%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
ProFund VP Europe 30	2.63%	0.47%	-0.12%
Dow Jones STOXX 50 Index#	-11.92%	-2.36%	-1.77%
ProFunds Europe 30 Index#	2.57%	-0.74%	-0.71%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 260 ::	ProFund VP International ::	43

Important Information About the Fund

Investment Objective

ProFund VP International (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the MSCI EAFE Index (the “Index”). The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of September 30, 2010, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of January 31, 2011, the Index included companies with capitalizations between $735.2 million and $191.9 billion. The average capitalization of the companies comprising the Index was approximately $11.6 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.70%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.70%
Fee Waivers/Reimbursements*	-0.02%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP International	$171	$534	$921	$2,007

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in

44	:: ProFund VP International

determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 24% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe price competition to which financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign

FUND NUMBER :: 260 ::	ProFund VP International ::	45

currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

Best Quarter (ended 06/30/2009): 23.53%;

Worst Quarter (ended 12/31/2008): -21.41%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP International	7.80%	-7.76%	08/31/07
MSCI EAFE Index#	8.21%	-4.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are

46	:: ProFund VP International

investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 262 ::	ProFund VP Emerging Markets ::	47

Important Information About the Fund

Investment Objective

ProFund VP Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”). The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of January 31, 2011, the Index included companies with capitalizations between $5.9 billion and $303.2 billion. The average capitalization of the companies comprising the Index was approximately $59.0 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.68%

Total Annual Fund Operating Expenses*	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Emerging Markets	$171	$530	$913	$1,987

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 35% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Depositary Receipts — The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. A NYS is a share of a New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home (foreign) market.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may

48	:: ProFund VP Emerging Markets

gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the energy industry group, which comprised approximately 24% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques,

income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

FUND NUMBER :: 262 ::	ProFund VP Emerging Markets ::	49

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 27.01%;

Worst Quarter (ended 12/31/2008): -27.30%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFunds VP Emerging Markets	9.77%	1.22%	08/31/07
Bank of New York Mellon Emerging Markets 50 ADR® Index#	11.43%	3.25%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other

50	:: ProFund VP Emerging Markets

information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 212 ::	ProFund VP Japan ::	51

Important Information About the Fund

Investment Objective

ProFund VP Japan (the “Fund”) seeks daily investment results, before fees and expenses, that correspond the daily performance of the Nikkei 225 Stock Average (the “Index”). The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. Dollars. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Index is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of January 31, 2011, the Index included companies with capitalizations between $409.6 million and $136.8 billion. The average capitalization of the companies comprising the Index was approximately $11.2 billion. The Index is published under the Bloomberg ticker symbol “NKY.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.77%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%
Fee Waivers/Reimbursements*	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Japan	$171	$548	$951	$2,076

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

52	:: ProFund VP Japan

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the industrial and consumer services industry groups, which comprised approximately 29% and 24%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes which can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the

FUND NUMBER :: 212 ::	ProFund VP Japan ::	53

source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2005): 19.29%;

Worst Quarter (ended 12/31/2008): -22.53%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Japan	-6.53%	-9.46%	-1.71%	05/01/02
Nikkei 225 Stock Average – USD terms#	11.37%	-0.33%	5.02%
Nikkei 225 Stock Average – Local (Yen) terms#	-1.46%	-7.38%	-0.22%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

54	:: ProFund VP Japan

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 205 ::	ProFund VP UltraBull ::	55

Important Information About the Fund

ProFund VP UltraBull (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the S&P 500® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $1.5 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $24.5 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waiver and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expenses Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraBull	$171	$551	$955	$2,086

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,329% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

56	:: ProFund VP UltraBull
>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may also result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time, d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

FUND NUMBER :: 205 ::	ProFund VP UltraBull ::	57

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 24.97%. The Index’s highest one-year volatility rate over the five year period was 41.96%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 2.24%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

58	:: ProFund VP UltraBull

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 31.52%;

Worst Quarter (ended 12/31/2008): -45.81%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP UltraBull	22.16%	-6.49%	-4.45%	01/22/01
S&P 500®#	15.08%	2.29%	1.24%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 240 ::	ProFund VP UltraMid-Cap ::	59

Important Information About the Fund

ProFund VP UltraMid-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the S&P MidCap 400® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $509.5 million and $9.6 billion. The average capitalization of the companies comprising the Index was approximately $2.9 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by

ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraMid-Cap	$171	$551	$955	$2,086

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 219% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

60	:: ProFund VP UltraMid-Cap
>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may also result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time, d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

FUND NUMBER :: 240 ::	ProFund VP UltraMid-Cap ::	61

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 27.67%. The Index’s highest one-year volatility rate over the five year period was 44.50%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 4.94%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a

62	:: ProFund VP UltraMid-Cap

broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 41.69%;

Worst Quarter (ended 12/31/2008): -51.28%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP UltraMid-Cap	49.67%	-1.10%	3.95%	5/01/02
S&P MidCap 400®#	26.65%	5.72%	7.58%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 210 ::	ProFund VP UltraSmall-Cap ::	63

Important Information About the Fund

ProFund VP UltraSmall-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of January 31, 2011, the Index included companies with capitalizations between $24.8 million and $5.2 billion. The average capitalization of the companies comprising the Index was approximately $728.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.82%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.82%
Fee Waivers/Reimbursements*	-0.14%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraSmall-Cap	$171	$559	$972	$2,126

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 211% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

64	:: ProFund VP UltraSmall-Cap
•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may also result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time, d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

FUND NUMBER :: 210 ::	ProFund VP UltraSmall-Cap ::	65

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 31.15%. The Index’s highest one-year volatility rate over the five year period was 48.07%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 2.65%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not

66	:: ProFund VP UltraSmall-Cap

reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 48.25%;

Worst Quarter (ended 12/31/2008): -53.53%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	10 Years
ProFund VP UltraSmall-Cap	48.44%	-5.10%	0.63%
Russell 2000® Index#	26.87%	4.48%	6.36%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 208 ::	ProFund VP UltraNASDAQ-100 ::	67

Important Information About the Fund

ProFund VP UltraNASDAQ-100 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. As of January 31, 2011, the Index included companies with capitalizations between $4.3 billion and $312.6 billion. The average capitalization of the companies comprising the Index was approximately $28.0 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.80%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%
Fee Waivers/Reimbursements*	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraNASDAQ-100	$171	$555	$964	$2,106

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 26% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

68	:: ProFund VP UltraNASDAQ-100

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 27% and 47%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may also result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time, d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

FUND NUMBER :: 208 ::	ProFund VP UltraNASDAQ-100 ::	69

The Index’s annual historical volatility rate for the five year period ended January 31, 2011 was: 26.40%. The Index’s highest one-year volatility rate over the five year period was 43.01%. The Index’s annual performance for the five year period ended January 31, 2011 was: 6.58%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 200%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various

70	:: ProFund VP UltraNASDAQ-100

products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2001): 71.28%;

Worst Quarter (ended 09/30/2001): -61.84%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
ProFund VP UltraNASDAQ-100	35.22%	1.73%	-13.46%
NASDAQ-100® Index#	20.16%	6.80%	-0.13%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 206 ::	ProFund VP Bear ::	71

Important Information About the Fund

ProFund VP Bear (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (opposite) of the return of the S&P 500® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the S&P 500 Index included companies with capitalizations between $1.5 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $24.5 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.75%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.75%
Fee Waivers/Reimbursements*	-0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by

ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bear	$171	$544	$942	$2,057

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 599% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

72	:: ProFund VP Bear

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 24.97%. The Index’s highest one-year volatility rate over the five year period was 41.96%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 2.24%.

FUND NUMBER :: 206 ::	ProFund VP Bear ::	73

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

74	:: ProFund VP Bear

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2002): 17.66%;

Worst Quarter (ended 06/30/2009): -15.77%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Bear	-17.80%	-5.04%	-3.15%	1/22/01
S&P 500® #	15.08%	2.29%	1.24%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 249 ::	ProFund VP Short Mid-Cap ::	75

Important Information About the Fund

ProFund VP Short Mid-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (opposite) of the return of the S&P MidCap 400® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $509.5 million and $9.6 billion. The average capitalization of the companies comprising the Index was approximately $2.9 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%
Fee Waivers/Reimbursements*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by

ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Mid-Cap	$171	$538	$930	$2,027

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

76	:: ProFund VP Short Mid-Cap

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 27.67%. The Index’s highest one-year volatility rate over the five year period was 44.50%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 4.94%.

FUND NUMBER :: 249 ::	ProFund VP Short Mid-Cap ::	77

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with small market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

78	:: ProFund VP Short Mid-Cap

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 16.99%;

Worst Quarter (ended 06/30/2009): -18.62%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Short Mid-Cap	-25.84%	-9.98%	-10.15%	11/22/04
S&P MidCap 400® #	26.65%	5.72%	7.58%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since October 2010	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 248 ::	ProFund VP Short Small-Cap ::	79

Important Information About the Fund

ProFund VP Short Small-Cap (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (opposite) of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of January 31, 2011, the Index included companies with capitalizations between $24.8 million and $5.2 billion. The average capitalization of the companies comprising the Index was approximately $728.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.80%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%
Fee Waivers/Reimbursements*	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Small-Cap	$171	$555	$964	$2,106

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

80	:: ProFund VP Short Small-Cap

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 31.15%. The Index’s highest one-year volatility rate over the five year period was 48.07%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 2.65%.

FUND NUMBER :: 248 ::	ProFund VP Short Small-Cap ::	81

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with small market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

82	:: ProFund VP Short Small-Cap

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008):17.27%;

Worst Quarter (ended 06/30/2009): -20.15%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Short Small-Cap	-28.94%	-11.28%	-13.31%	09/03/02
Russell 2000® Index#	26.87%	4.48%	10.57%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 267 ::	ProFund VP Short Dow 30 ::	83

Important Information About the Fund

ProFund VP Short Dow 30 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (opposite) of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of January 31, 2011, the Index included companies with capitalizations between $16.9 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $125.0 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.21%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.21%
Fee Waivers/Reimbursements*	-0.53%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Dow 30	$171	$640	$1,136	$2,503

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

84	:: ProFund VP Short Dow 30
substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Index.

FUND NUMBER :: 267 ::	ProFund VP Short Dow 30 ::	85

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 22.75%. The Index’s highest one-year volatility rate over the five year period was 38.31%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 4.59%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

86	:: ProFund VP Short Dow 30

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2009): 9.58%;

Worst Quarter (ended 09/30/2009): -14.47%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP Short Dow 30	-21.86%	-8.24%	05/01/06
Dow Jones Industrial Average SM#	14.10%	3.20%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 242 ::	ProFund VP Short NASDAQ-100 ::	87

Important Information About the Fund

ProFund VP Short NASDAQ-100 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (opposite) of the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. As of January 31, 2011, the Index included companies with capitalizations between $4.3 billion and $312.6 billion. The average capitalization of the companies comprising the Index was approximately $28.0 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.81%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.81%
Fee Waivers/Reimbursements*	-0.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short NASDAQ-100	$171	$557	$968	$2,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in

88	:: ProFund VP Short NASDAQ-100

the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 27% and 47%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 26.40%. The Index’s highest one-year volatility rate over the five year period was 43.01%. The Index’s annualized performance for the five year period ended January 31, 2011, was: 6.58%.

FUND NUMBER :: 242 ::	ProFund VP Short NASDAQ-100 ::	89

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

90	:: ProFund VP Short NASDAQ-100

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 18.11%;

Worst Quarter (ended 06/30/2009): -17.96%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Short NASDAQ-100	-21.18%	-9.58%	-10.62%	05/01/02
NASDAQ-100® Index#	20.16%	6.80%	7.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 261 ::	ProFund VP Short International ::	91

Important Information About the Fund

ProFund VP Short International (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (opposite) of the return of the MSCI EAFE Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index includes 85% of free float-adjusted market, capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of January 31, 2011, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of January 31, 2011, the Index included companies with capitalizations between $735.2 million and $191.9 billion. The average capitalization of the companies comprising the Index was approximately $11.6 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the inverse (opposite) of the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.87%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%
Fee Waivers/Reimbursements*	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short International	$171	$569	$993	$2,175

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

92	:: ProFund VP Short International
substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 24% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Index.

FUND NUMBER :: 261 ::	ProFund VP Short International ::	93

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 22.99%. The Index’s highest one-year volatility rate over the five year period was 35.95%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 2.19%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe price competition to which financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly

94	:: ProFund VP Short International

as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

Best Quarter (ended 09/30/2008): 18.48%;

Worst Quarter (ended 06/30/2009): -21.41%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP Short International	-14.69%	-6.29%	08/31/07
MSCI EAFE Index#	8.21%	-4.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

FUND NUMBER :: 261 ::	ProFund VP Short International ::	95

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

96	:: ProFund VP Short Emerging Markets

Important Information About the Fund

The ProFund VP Short Emerging Markets (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (opposite) of the return of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a free float-adjusted capitalization-weighted Index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of January 31, 2011, the Index included companies with capitalizations between $5.9 billion and $303.2 billion. The average capitalization of the companies comprising the Index was approximately $59.0 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

Because the value of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.79%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.79%
Fee Waivers/Reimbursements*	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Emerging Markets	$171	$553	$959	$2,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

FUND NUMBER :: 263 ::	ProFund VP Short Emerging Markets ::	97
substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the energy industry group, which comprised approximately 24% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the Index.

98	:: ProFund VP Short Emerging Markets

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 39.54%. The Index’s highest one-year volatility rate over the five year period was 64.61%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 9.44%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -100%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to

FUND NUMBER :: 263 ::	ProFund VP Short Emerging Markets ::	99

economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

Geographic Concentration Risk — Because the Fund focuses its investments in particular countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those countries and geographic regions and subject to the related risks.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31

Best Quarter (ended 09/30/2008): 25.99%;

Worst Quarter (ended 06/30/2009): -24.90%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP Short Emerging Markets	-18.42%	-21.26%	08/31/07
Bank of New York Mellon Emerging Markets 50 ADR® Index#	11.43%	3.25%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

100	:: ProFund VP Short Emerging Markets

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Alexander Ilyasov	Since November 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 258 ::	ProFund VP UltraShort Dow 30 ::	101

Important Information About the Fund

ProFund VP UltraShort Dow 30 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse (opposite) of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of January 31, 2011, the Index included companies with capitalizations between $16.9 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $125.0 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.84%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%
Fee Waivers/Reimbursements*	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraShort Dow 30	$171	$563	$981	$2,145

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a

102	:: ProFund VP UltraShort Dow 30
substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-

term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

FUND NUMBER :: 258 ::	ProFund VP UltraShort Dow 30 ::	103

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 22.75%. The Index’s highest one-year volatility rate over the five year period was 38.31%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 4.59%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk  — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio

104	:: ProFund VP UltraShort Dow 30

transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2009): 17.68%;

Worst Quarter (ended 09/30/2009):-26.38%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP UltraShort Dow 30	-33.73%	-19.64%	09/14/06
Dow Jones Industrial Average SM#	14.10%	2.24%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 209 ::	ProFund VP UltraShort NASDAQ-100 ::	105

Important Information About the Fund

ProFund VP UltraShort NASDAQ-100 (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (200%) the inverse (opposite) of the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

The Index includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of January 31, 2011, the Index included companies with capitalizations between $4.3 billion and $312.6 billion. The average capitalization of the companies comprising the Index was approximately $28.0 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by

ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraShort NASDAQ-100	$171	$542	$938	$2,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

106	:: ProFund VP UltraShort NASDAQ-100

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the communications and technology industry groups, which comprised approximately 27% and 47%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

FUND NUMBER :: 209 ::	ProFund VP UltraShort NASDAQ-100 ::	107

The Index’s annualized historical volatility rate for the five year period ended January 31, 2011 was: 26.40%. The Index’s highest one-year volatility rate over the five year period was 43.01%. The Index’s annualized performance for the five year period ended January 31, 2011 was: 6.58%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -200%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications

108	:: ProFund VP UltraShort NASDAQ-100

Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2008): 31.31%;

Worst Quarter (ended 06/30/2009): -29.98%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP UltraShort NASDAQ-100	-41.02%	-27.73%	09/14/06
NASDAQ-100® Index#	20.16%	6.05%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors LLC and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Hratch Najarian	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 216 ::	ProFund VP Banks ::	109

Important Information About the Fund

Investment Objective

ProFund VP Banks (“the Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. BanksSM Index (the “Index”). The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of January 31, 2011, the Index included companies with capitalizations between $460.0 million and $175.6 billion. The average capitalization of the companies comprising the Index was approximately $12.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSBK.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.89%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%
Fee Waivers/Reimbursements*	-0.21%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Banks	$171	$574	$1,002	$2,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 559% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the banking industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

110	:: ProFund VP Banks

Banking Industry Risk — The Fund is subject to risks faced by companies in the banking economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 35.55%;

Worst Quarter (ended 03/31/2009): -38.71%.

FUND NUMBER :: 216 ::	ProFund VP Banks ::	111

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Banks	8.34%	-14.30%	-6.13%	05/01/02
S&P 500® #	15.08%	2.29%	3.73%
Dow Jones U.S. Banks SM Index#	11.29%	-11.86%	-3.59%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

112	:: ProFund VP Basic Materials

Important Information About the Fund

Investment Objective

ProFund VP Basic Materials (“the Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”). The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of January 31, 2011, the Index included companies with capitalizations between $623.5 million and $51.1 billion. The average capitalization of the companies comprising the Index was approximately $7.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Basic Materials	$171	$546	$947	$2,067

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 134% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the chemicals and the industrial metals industry groups, which comprised approximately 53% and 26%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 217 ::	ProFund VP Basic Materials ::	113

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 26.13%;

Worst Quarter (ended 12/31/2008): -34.96%.

114	:: ProFund VP Basic Materials

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Basic Materials	29.69%	9.08%	8.09%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones U.S. Basic Materials SM Index#	31.73%	10.88%	10.39%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 218 ::	ProFund VP Biotechnology ::	115

Important Information About the Fund

Investment Objective

ProFund VP Biotechnology (“the Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. BiotechnologySM Index (the “Index”). The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of January 31, 2011, the Index included companies with capitalizations between $507.0 million and $52.7 billion. The average capitalization of the companies comprising the Index was approximately $7.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSBT.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.79%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.79%
Fee Waivers/Reimbursements*	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges If these charges. were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Biotechnology	$171	$553	$959	$2,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 237% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for

116	:: ProFund VP Biotechnology

the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 22.16%;

Worst Quarter (ended 06/30/2002): -30.80%.

FUND NUMBER :: 218 ::	ProFund VP Biotechnology ::	117

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Biotechnology	5.10%	1.03%	0.20%	01/22/01
S&P 500® #	15.08%	2.29%	1.24%
Dow Jones U.S. Biotechnology SM Index#	6.93%	2.66%	2.24%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

118	:: ProFund VP Consumer Goods

Important Information About the Fund

Investment Objective

ProFund VP Consumer Goods (“the Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”). The Index measures the performance of the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of January 31, 2011, the Index included companies with capitalizations between $474.6 million and $176.7 billion. The average capitalization of the companies comprising the Index was approximately $10.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%
Fee Waivers/Reimbursements*	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Goods	$171	$561	$976	$2,136

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 245% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector

FUND NUMBER :: 220 ::	ProFund VP Consumer Goods ::	119

to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 14.17%;

Worst Quarter (ended 12/31/2008): -18.83%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Consumer Goods	17.36%	4.85%	3.68%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones U.S. Consumer Goods Index#	19.50%	6.75%	6.02%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

120	:: ProFund VP Consumer Goods

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 219 ::	ProFund VP Consumer Services ::	121

Important Information About the Fund

Investment Objective

ProFund VP Consumer Services (“the Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”). The Index measures the performance of the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of January 31, 2011, the Index included companies with capitalizations between $582.8 million and $113.3 billion. The average capitalization of the companies comprising the Index was approximately $8.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.95%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.95%
Fee Waivers/Reimbursements*	-0.27%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Services	$171	$586	$1,027	$2,253

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 203% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the general retailers and the media industry groups, which comprised approximately 41% and 26%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

122	:: ProFund VP Consumer Services

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes which can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 17.70%;

Worst Quarter (ended 12/31/2008): -19.39%.

FUND NUMBER :: 219 ::	ProFund VP Consumer Services ::	123

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Consumer Services	21.39%	2.29%	0.75%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones U.S. Consumer Services SM Index#	23.71%	3.96%	3.30%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

124	:: ProFund VP Financials

Important Information About the Fund

Investment Objective

ProFund VP Financials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. FinancialsSM Index (the “Index”). The Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of January 31, 2011, the Dow Jones U.S. Financials Index included companies with capitalizations between $460.0 million and $175.6 billion. The average capitalization of the companies comprising the Index was approximately $8.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.80%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%
Fee Waivers/Reimbursements*	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Financials	$171	$555	$964	$2,106

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 140% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the banking and general financial industry groups, which comprised approximately 39% and 25%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to

FUND NUMBER :: 235 ::	ProFund VP Financials ::	125

achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe price competition to which financial services companies may be subject;

and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 28.83%;

Worst Quarter (ended 12/31/2008): -33.08%.

126	:: ProFund VP Financials

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Financials	10.93%	-9.74%	-3.46%	01/22/01
S&P 500®#	15.08%	2.29%	1.24%
Dow Jones U.S. Financials SM Index#	12.72%	-8.43%	-1.38%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 234 ::	ProFund VP Health Care ::	127

Important Information About the Fund

Investment Objective

ProFund VP Health Care (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health CareSM Index (the “Index”). The Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of January 31, 2011, the Dow Jones U.S. Health Care Index included companies with capitalizations between $507.0 million and $165.3 billion. The average capitalization of the companies comprising the Index was approximately $11.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.75%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.75%
Fee Waivers/Reimbursements*	-0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Health Care	$171	$544	$942	$2,057

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 49% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the health care equipment services and the pharmaceuticals and biotechnology industry groups, which comprised approximately 39% and 61%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

128	:: ProFund VP Health Care

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s

FUND NUMBER :: 234 ::	ProFund VP Health Care ::	129

average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 10.74%;

Worst Quarter (ended 06/30/2002): -17.31%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Health Care	2.84%	0.87%	-0.26%	01/22/01
S&P 500® #	15.08%	2.29%	1.24%
Dow Jones U.S. Health Care SM Index#	4.52%	2.61%	1.66%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

130	:: ProFund VP Industrials

Important Information About the Fund

Investment Objective

ProFund VP Industrials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”). The Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of January 31, 2011, the Dow Jones U.S. Industrials Index included companies with capitalizations between $353.5 million and $214.8 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.89%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%
Fee Waivers/Reimbursements*	-0.21%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Industrials	$171	$574	$1,002	$2,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 238% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the general industrials industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of

FUND NUMBER :: 233 ::	ProFund VP Industrials ::	131

the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 20.65%;

Worst Quarter (ended 12/31/2008): -24.74%.

132	:: ProFund VP Industrials

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Industrials	23.75%	2.66%	3.62%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones U.S. Industrials SM Index#	26.02%	4.43%	6.01%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 232 ::	ProFund VP Internet ::	133

Important Information About the Fund

Investment Objective

ProFund VP Internet (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones InternetSM Composite Index (the “Index”). The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the Internet. As of January 31, 2011, the Dow Jones Composite Internet Index included companies with capitalizations between $307.8 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $940.7 million. The Index is published under the Bloomberg ticker symbol “DJINET.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.81%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.81%
Fee Waivers/Reimbursements*	-0.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Internet	$171	$557	$968	$2,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 233% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of

134	:: ProFund VP Internet

the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Internet Industry Risk — The Fund is subject to risks faced by companies in the Internet economic sector to the same extent as the Index is so concentrated, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 232 ::	ProFund VP Internet ::	135

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 36.22%;

Worst Quarter (ended 12/31/2008): -26.09%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Internet	35.27%	8.12%	13.37%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones Internet SM Composite Index#	37.26%	9.87%	15.82%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

136	:: ProFund VP Oil & Gas

Important Information About the Fund

Investment Objective

ProFund VP Oil & Gas (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”). The Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of January 31, 2011, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $499.3 million and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $17.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.77%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%
Fee Waivers/Reimbursements*	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Oil & Gas	$171	$548	$951	$2,076

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 89% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the oil and gas producers and oil equipment, services and distribution industry groups, which comprised approximately 74% and 25, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 221 ::	ProFund VP Oil & Gas ::	137

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the

Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Oil Equipment, Services and Distribution Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

138	:: ProFund VP Oil & Gas

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2010): 20.60%;

Worst Quarter (ended 09/30/2008): -25.75%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Oil & Gas	17.76%	6.51%	8.25%	01/22/01
S&P 500®#	15.08%	2.29%	1.24%
Dow Jones U.S. Oil & GasSM Index#	19.70%	8.34%	10.75%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 230 ::	ProFund VP Pharmaceuticals ::	139

Important Information About the Fund

Investment Objective

ProFund VP Pharmaceuticals (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”). The Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of January 31, 2011, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $1.0 billion and $165.3 billion. The average capitalization of the companies comprising the Index was approximately $28.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSPR.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Pharmaceuticals	$171	$551	$955	$2,086

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 360% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

140	:: ProFund VP Pharmaceuticals

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s

FUND NUMBER :: 230 ::	ProFund VP Pharmaceuticals ::	141

average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2006): 11.72%;

Worst Quarter (ended 03/31/2008): -11.97%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Pharmaceuticals	0.48%	1.65%	-1.65%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones U.S. PharmaceuticalsSM Index#	2.13%	3.53%	0.30%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

142	:: ProFund VP Precious Metals

Important Information About the Fund

Investment Objective

ProFund VP Precious Metals (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious MetalsSM Index (the “Index”). The Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of January 31, 2011, the Dow Jones Precious Metals Index included companies with capitalizations between $709.4 million and 51.1 billion. The average capitalization of the companies comprising the Index was approximately $17.4 billion. The Index is published under the Bloomberg ticker symbol “DJUSPM.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.76%
Fee Waivers/Reimbursements*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Precious Metals	$171	$546	$947	$2,067

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 694% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

FUND NUMBER :: 229 ::	ProFund VP Precious Metals ::	143

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector to the same extent as the Index is so concentrated, including: the wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expense. Further, stocks in the Index may

144	:: ProFund VP Precious Metals

underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2007): 25.55%;

Worst Quarter (ended 09/30/2008): -32.44%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Precious Metals	32.93%	10.37%	11.38%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones Precious Metals SM Index#	35.95%	12.87%	14.46%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 228 ::	ProFund VP Real Estate ::	145

Important Information About the Fund

Investment Objective

ProFund VP Real Estate (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real EstateSM Index (the “Index”). The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of January 31, 2011, the Index included companies with capitalizations between $666.1 million and $29.7 billion. The average capitalization of the companies comprising the Index was approximately $4.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.83%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%
Fee Waivers/Reimbursements*	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Real Estate	$171	$561	$976	$2,136

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 289% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to

146	:: ProFund VP Real Estate

achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2009): 32.09%;

Worst Quarter (ended 12/31/2008): -38.94%.

FUND NUMBER :: 228 ::	ProFund VP Real Estate ::	147

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Real Estate	24.69%	-0.04%	7.05%	01/22/01
S&P 500® #	15.08%	2.29%	1.24%
Dow Jones U.S. Real Estate SM Index#	26.93%	1.99%	9.78%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

148	:: ProFund VP Semiconductor

Important Information About the Fund

Investment Objective

ProFund VP Semiconductor (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the “Index”). The Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of January 31, 2011, the Index included companies with capitalizations between $421.8 million and $119.3 billion. The average capitalization of the companies comprising the Index was approximately $7.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.96%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.96%
Fee Waivers/Reimbursements*	-0.28%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Semiconductor	$171	$588	$1,031	$2,263

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 385% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of

FUND NUMBER :: 226 ::	ProFund VP Semiconductor ::	149

the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductor industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuation in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

150	:: ProFund VP Semiconductor

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 25.22%;

Worst Quarter (ended 12/31/2008): -27.07%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Semiconductor	12.40%	-1.64%	-3.30%	05/01/02
S&P 500®#	15.08%	2.29%	3.73%
Dow Jones U.S. Semiconductors SM Index#	14.22%	0.11%	-1.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 225 ::	ProFund VP Technology ::	151

Important Information About the Fund

Investment Objective

ProFund VP Technology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. TechnologySM Index (the “Index”). The Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and internet services. As of January 31, 2011, the Dow Jones U.S. Technology Index included companies with capitalizations between $421.8 million and $311.2 billion. The average capitalization of the companies comprising the Index was approximately $13.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%
Fee Waivers/Reimbursements*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Technology	$171	$542	$938	$2,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 103% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the software and computer services and the technology hardware and equipment industry groups, which comprised approximately 43% and 57%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for

152	:: ProFund VP Technology

the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the

Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology economic sector to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel who may pose competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2002): 21.41%;

Worst Quarter (ended 06/30/2002): -27.58%.

FUND NUMBER :: 225 ::	ProFund VP Technology ::	153

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Technology	10.73%	4.22%	-4.35%	01/22/01
S&P 500® #	15.08%	2.29%	1.24%
Dow Jones U.S. Technology SM Index#	12.58%	6.15%	-2.14%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

154	:: ProFund VP Telecommunications

Important Information About the Fund

Investment Objective

ProFund VP Telecommunications (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”). The Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of January 31, 2011, the Dow Jones U.S Telecommunications Index included companies with capitalizations between $578.4 million and $163.4 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSTL.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%
Fee Waivers/Reimbursements*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Telecommunications	$171	$551	$955	$2,086

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 337% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the fixed line telecommunications industry group, which comprised approximately 84% of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

FUND NUMBER :: 224 ::	ProFund VP Telecommunications ::	155

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2002): 34.64%;

Worst Quarter (ended 09/30/2002): -26.49%.

156	:: ProFund VP Telecommunications

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Telecommunications	15.68%	3.45%	-5.24%	01/22/01
S&P 500® #	15.08%	2.29%	1.24%
Dow Jones U.S. TelecommunicationsSM Index#	17.74%	5.49%	-2.37%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 223 ::	ProFund VP Utilities ::	157

Important Information About the Fund

Investment Objective

ProFund VP Utilities (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”). The Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of January 31, 2011, the Dow Jones U.S. Utilities Index included companies with capitalizations between $644.2 million and $30.8 billion. The average capitalization of the companies comprising the Index was approximately $6.6 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.77%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%
Fee Waivers/Reimbursements*	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Utilities	$171	$548	$951	$2,076

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 61% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on January 31, 2011, the Index was concentrated in the electricity and the gas, water and multi-utilities industry groups, which comprised approximately 73% and 27%, respectively, of the market capitalization of the Index.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

158	:: ProFund VP Utilities

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2003): 18.69%;

Worst Quarter (ended 09/30/2002): -20.47%.

FUND NUMBER :: 223 ::	ProFund VP Utilities ::	159

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Utilities	5.95%	2.34%	1.57%	01/22/01
S&P 500® #	15.08%	2.29%	1.24%
Dow Jones U.S. UtilitiesSM Index#	7.80%	3.87%	3.71%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michael Neches	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer Investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

160	:: ProFund VP U.S. Government Plus

Important Information About the Fund

ProFund VP U.S. Government Plus (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times (125%) the movement of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.47%
Fee Waivers/Reimbursements*	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.38%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.38% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP U.S. Government Plus	$140	$456	$794	$1,750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 658% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in U.S. Treasury securities, money market instruments and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily movement of the Long Bond.

>	U.S. Treasury Obligations — The Fund may invest directly in U.S. Treasury securities.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt in order to gain leveraged exposure to the Long Bond. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities underlying its benchmark which is intended to have aggregate characteristics similar to those of the underlying security. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market

FUND NUMBER :: 244 ::	ProFund VP U.S. Government Plus ::	161

movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying security without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced security, which may prevent the Fund from achieving its investment objective. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return. The cost to use derivatives increase as interest rates increases, which will lower the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from one and one-quarter times the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than one and one-quarter times the performance of the Long Bond.

Estimated Fund Returns

Performance		Volatility Rate
One Year Long Bond	125% One Year Long Bond	10%	25%	50%	75%	100%

-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%

-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%

-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%

-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%

-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%

-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%

0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%

10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%

20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%

30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%

40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%

50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%

60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The Long Bond’s annualized historical volatility rate for the five year period ended January 31, 2011 was 16.38%. The Long Bond’s highest one-year volatility rate over the five year period was 20.54%. The Long Bond’s annualized performance for the five year period ended January 31, 2011 was 4.28%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

162	:: ProFund VP U.S. Government Plus

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. 125%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments, including U.S. Treasury securities. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The value of debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain

U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying security.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

FUND NUMBER :: 244 ::	ProFund VP U.S. Government Plus ::	163

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 42.34%;

Worst Quarter (ended 03/31/2009): -16.79%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP U.S. Government Plus	10.10%	3.15%	5.33%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index#	9.37%	5.68%	6.78%
30-Year U.S. Treasury Bond#	9.15%	4.34%	6.41%

#	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michelle Liu	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

164	:: ProFund VP Rising Rates Opportunity

Important Information About the Fund

ProFund VP Rising Rates Opportunity (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times (125%) the inverse (opposite) of the movement of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.71%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.71%
Fee Waivers/Reimbursements*	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.
Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Rising Rates Opportunity	$171	$536	$925	$2,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 436% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse (opposite) of the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Long Bond. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities

FUND NUMBER :: 245 ::	ProFund VP Rising Rates Opportunity ::	165

in the underlying benchmark, which is intended to have aggregate characteristics similar to those of the underlying security. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying security without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s short exposure will need to be increased.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. I The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. n addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced security. Swap-related financing, borrowing and other transaction costs may have the effect of lowering the Fund’s return.

Compounding Risk — As a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the movement of the Long Bond times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from one and one-quarter times the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the performance of the Long Bond.

Estimated Fund Returns

Performance		Volatility Rate
One Year Long Bond	-125% One Year Long Bond	10%	25%	50%	75%	100%

-60%	75.0%	210.0%	187.9%	121.2%	42.5%	-23.0%

-50%	62.5%	134.5%	117.8%	67.3%	7.8%	-41.7%

-40%	50.0%	86.7%	73.4%	33.2%	-14.1%	-53.6%

-30%	37.5%	54.0%	43.0%	9.9%	-29.2%	-61.7%

-20%	25.0%	30.3%	21.1%	-7.0%	-40.1%	-67.6%

-10%	12.5%	12.5%	4.5%	-19.7%	-48.3%	-72.0%

0%	0.0%	-1.4%	-8.4%	-29.6%	-54.7%	-75.5%

10%	-12.5%	-12.5%	-18.7%	-37.5%	-59.8%	-78.2%

20%	-25.0%	-21.5%	-27.1%	-44.0%	-63.9%	-80.5%

30%	-37.5%	-29.0%	-34.0%	-49.3%	-67.3%	-82.3%

40%	-50.0%	-35.3%	-39.9%	-53.8%	-70.2%	-83.9%

50%	-62.5%	-40.6%	-44.8%	-57.6%	-72.7%	-85.2%

60%	-75.0%	-45.2%	-49.1%	-60.9%	-74.8%	-86.4%

The Long Bond’s annualized historical volatility rate for the five year period ended January 31, 2011 was 16.38%. The Long Bond’s highest one-year volatility rate over the five year period was 20.54%. The Long Bond’s annualized performance for the five year period ended January 31, 2011 was 4.28%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks of Leveraged,

166	:: ProFund VP Rising Rates Opportunity

Inverse and Inverse Leveraged Funds and the Impact of Compounding” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with its benchmark, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark may prevent the Fund from achieving a high degree of correlation with its benchmark. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e.—125%) at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Long Bond is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities underlying its benchmark, or its weighting of investment exposure to such securities may be different from that of the benchmark. In addition, the Fund may invest in securities or financial instruments not included in the benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic reconstitutions and other rebalancing or reconstitution events related to the benchmark may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The value of debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Long Bond rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying security.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. The Fund should normally gain value on days when the price of the Long Bond declines and lose value on days when the price of the Long Bond rises.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sale Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions

FUND NUMBER :: 245 ::	ProFund VP Rising Rates Opportunity ::	167

and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 03/31/2009): 15.18%;

Worst Quarter (ended 12/31/2008): -32.65%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Rising Rates Opportunity	-16.03%	-6.39%	-8.60%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index#	9.37%	5.68%	6.78%
30-Year U.S. Treasury Bond#	9.15%	4.34%	6.41%

#	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Michelle Liu	Since December 2009	Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

168	:: ProFund VP Falling U.S. Dollar

Important Information About the Fund

Investment Objective

ProFund VP Falling U.S. Dollar (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index® (the “Index”). The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.92%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.92%
Fee Waivers/Reimbursements*	-0.24%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Falling U.S. Dollar	$171	$580	$1,015	$2,224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the Index. Derivatives principally include:

•

Forwards Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or currency, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that provide exposure to its underlying Index without regard to market conditions, trends or direction.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and

FUND NUMBER :: 252 ::	ProFund VP Falling U.S. Dollar ::	169

investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the referenced index, which may prevent the Fund from achieving its investment objective.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with its benchmark, include fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in its underlying benchmark Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The value of debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to those associated with investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. Dollar falls in value against a foreign currency, an investment in that country gains value (i.e. a loss to the Fund) because that currency is worth more in U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risks.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying Index.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of

170	:: ProFund VP Falling U.S. Dollar

investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 09/30/2010): 9.12%;

Worst Quarter (ended 09/30/2008): -8.34%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
ProFund VP Falling U.S. Dollar	-2.59%	0.41%	08/31/07
S&P 500® #	15.08%	-2.48%
U.S. Dollar Index+	1.40%	-0.67%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations.

+	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Jeffrey Ploshnick	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBER :: 201 ::	ProFund VP Money Market ::	171

Important Information About the Fund

An investment in ProFund VP Money Market (the “Fund”) is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that the Fund will do so, and you could lose money by investing in this Fund.

Investment Objective

The Fund seeks a high level of current income consistent with liquidity and preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.49%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.49%
Fee Waivers/Reimbursements*	-0.14%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.35%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.35% through April 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of Shares at a certain level as determined by the Advisor. The Advisor may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the Fund’s future yield.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed to pertain only to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Money Market	$137	$457	$800	$1,768

Principal Investment Strategies

The Fund may invest in high-quality, short term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. The Fund may also invest in asset-backed securities.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 60 days or less. Generally, securities in the Fund are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Fund also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. The Fund buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

>	are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

>	have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO and are deemed by the Advisor to be of comparable quality.

Because many of the principal investments of the Fund are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Risk — A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default or fail to meet its payment obligations. The credit risk of a security may also depend on the credit

172	:: ProFund VP Money Market

quality of any bank or financial institution that provides credit enhancement for it. The Fund only buys high quality securities with minimal credit risk. Also the Fund primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change or that the issuer will default on the principal and interest payments of the obligation.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The value of debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

Financial Services Industry Concentration Risk — Because the Fund may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Money Market Fund Risk — The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund.

Prepayment Risk — When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Security Selection Risk — While the Fund invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Fund’s yield to lag behind those of similar money market funds.

Please see Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows the Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expenses waivers, the performance shown would have been lower.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2006): 1.00%;

Worst Quarter (ended 03/31/2010): 0.00%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
ProFund VP Money Market	0.02%	1.66%	1.15%	10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for the Fund as of December 31, 2010 was 0.02%.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Service to the Fund	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2009	Director of Portfolio Management

Ashwin Joshi	Since July 2006	Head of Credit and Cash Management

FUND NUMBER :: 201 ::	ProFund VP Money Market ::	173

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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175

ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

176	:: ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains additional detail on the ProFund VPs’ principal investment strategies and related risks you face as a shareholder of a ProFund VP and also information about how to find out more about the ProFund VPs’ portfolio holding disclosure policy.

Investment Objectives

Each ProFund VP offered herein (“ProFund VP(s)” or “Fund(s)”) is a series of the ProFunds Trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark, such as the daily price performance, the inverse (opposite) of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse (opposite) of the daily price performance, of an index or security. Ultra ProFund VPs are designed to correspond to a multiple of the daily performance of an underlying index. Inverse ProFund VPs are designed to correspond to the inverse of the daily performance or a multiple of the inverse of the daily performance of an underlying index.

Each Fund, except the ProFund VP Money Market, does not seek to achieve its stated investment objective over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. Each Fund may substitute a different index or security for the index or security underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each non-money market Fund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Funds employ investment techniques that ProFund Advisors believes should simulate the movement of their respective benchmarks.

A non-money market Fund may hold a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index or security. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index or security. In addition, a Fund may obtain exposure to components not included in the underlying index or security, invest in securities that are not included in the underlying index or security or overweight or underweight certain components contained in the underlying index in order to enhance liquidity, address tax considerations and reduce transaction costs.

ProFund Advisors does not invest the assets of the non-money market Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to its underlying index or benchmark without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

At the close of the markets each trading day, each Fund, except the ProFund VP Money Market, will seek to position its portfolio so that a Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the underlying index’s movements during the day will determine whether a Fund’s portfolio needs to be re-positioned.

For example, if the underlying index or security has risen on a given day, net assets of a ProFund VP, except an Inverse ProFund VP , should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the underlying index or security has fallen on a given day, net assets of a ProFund VP, except an Inverse ProFund VP, should fall, meaning the Fund’s exposure will need to be decreased. Similarly, if the underlying index or security has risen on a given day, net assets of an Inverse ProFund VP or Non-Equity ProFund VP, except the ProFund VP U.S. Government Plus, should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the underlying index or security has fallen on a given day, net assets of an Inverse ProFund VP or Non-Equity ProFund VP, except the ProFund VP U.S. Government Plus, should rise, meaning the Fund’s short exposure will need to be increased.

Strategies Specific to the Ultra ProFunds VP

As described in its Summary Prospectus, each Ultra ProFund VP may invest in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the underlying index. Assets of a Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

>	Equity Securities — Certain Ultra ProFund VP may invest in common stock issued by public companies.

>

Derivatives — Certain Ultra ProFund VP may invest in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the underlying index or security. Derivatives principally include:

•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.

All Ultra ProFunds VP (except ProFund VP UltraBull) are subject to the Securities and Exchange Commission (“SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	177

Strategies Specific to the Inverse ProFunds VP

The Inverse ProFunds VP invest in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) or a multiple of the inverse of the underlying index. Assets of a Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — Each Inverse ProFund VP invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for directly shorting stocks or debt in order to gain inverse or inverse leveraged exposure to the underlying index or security. Derivatives principally include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

All Inverse ProFunds VP (except ProFund VP Bear and ProFund VP Short International) are subject to the SEC “names rule”, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Classic and Sector ProFunds VP

As described in its Summary Prospectus, each Classic and Sector ProFund VP may invest in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the underlying index. Assets of a Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — Certain Classic and Sector ProFund VP may invest in common stock issued by public companies.

>

Derivatives — Certain Classic and Sector ProFund VP may invest in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the underlying index. Derivatives principally include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

All Classic and Sector ProFunds VP (except ProFund VP Bull and ProFund VP International) are subject to the SEC “names rule”, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Non-Equity ProFunds VP

Each Non-Equity ProFund VP invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as a multiple of an underlying security or as the inverse (opposite) or a multiple of the inverse of an underlying security or index.

>	Money Market Instruments — Each Non-Equity ProFund VP invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

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Derivatives — Each Non-Equity ProFund VP invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing in or shorting debt in order to gain leveraged or inverse exposure to the underlying index or security. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Forwards Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

All Non-Equity ProFunds VP (except ProFund VP Rising Rates Opportunity) are subject to the SEC “names rule”, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in debt securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

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Strategies Specific to ProFund VP Money Market

ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market instruments paying a fixed, variable or floating interest rate such as: debt instruments, U.S. government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 60 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

>	are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

>	have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO and are deemed by the Advisor to be of comparable quality.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks.

Principal Risks of Leveraged, Inverse and Inverse Leveraged Funds and the Impact of Compounding

Like all investments, investing in the ProFunds VP entails risks. This section discusses the risk of leverage, and explains what factors impact the performance of leveraged and inverse leveraged Funds with single day investment objective.

Risk Associated with the Use of Derivatives

(All ProFunds VP, except ProFund VP Money Market)

The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements, and similar instruments. Because the ProFunds VP investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the security or index, which may prevent a ProFund VP from achieving its investment objective. The use of derivatives and aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying its benchmark or securities contained in an index underlying a ProFund VP’s benchmark, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit or counterparty risk on the amount each ProFund VP expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund VP’s position in a particular instrument when desired.

Correlation Risk

(All ProFunds VP, except ProFund VP Money Market)

A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index or securities underlying its benchmark, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding periodic index reconstitutions and other rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Compounding Risk

(All ProFunds VP, except Classic ProFunds VP, Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market)

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple, the inverse or a multiple of the inverse of the performance of an index on a given day. Such Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ having a single day investment objective in combination with use of leverage, which is that for periods greater than one day, the effect of compounding may cause the performance of a Fund to vary from the index or security performance (or the inverse of the index or security performance) times the stated multiple in the Fund objective, as applicable, before accounting for fees and fund expenses. As explained in greater detail in the following section, as a result of compounding, leveraged Funds are unlikely to provide a simple multiple (e.g., -1x, 2x, or -2x) of an index’s return over periods longer than one day.

Understanding Long-Term Performance of Daily Objective Leveraged Funds — the Impact of Compounding

Ultra, Inverse and Non-Equity ProFunds VP are designed to provide leveraged (e.g. 125% or 200%), inverse (e.g. -100%) or

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inverse leveraged (e.g. -125% or -200%) results on a daily basis (before fees and expenses). The Funds, however, are unlikely to provide a simple multiple (e.g., 2x, -2x) of an index’s performance over periods longer than one day.

•	Why?

The hypothetical example below illustrates how daily leveraged fund returns can behave for periods longer than one day.

Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (200% of the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than double that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 9.8% (vs. 2x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than twice the index’s return.

	INDEX XYZ		FUND XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact in a leveraged fund. In general, during periods of higher index volatility, compounding will cause longer term results to be less than two times (or minus two times) the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than two times (or minus two times) the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the magnitude of the index return in addition to the index volatility. Similar effects exist for Inverse ProFunds VP. Please see the Statement of Additional Information (“SAI”) for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than one day, a leveraged fund is likely to underperform or over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the fund objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively monitor their investments. A one year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as two days.

For Ultra, UltraShort and Inverse ProFunds VP

To isolate the impact of leverage, these graphs assume a) no dividends or interest paid with respect to securities included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be lower than that shown. Each of the graphs also assumes a volatility rate of 28%, which is an approximate average of the five-year historical annualized volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial AverageSM . An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Some Funds are benchmarked to different indexes that have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 28%.

The graphs below show scenarios where each of the indexes, which exhibit day to day volatility, is flat or trendless (i.e., begins and ends the year at 0%) over the year, but the Ultra ProFund VP (+2x Fund), the UltraShort ProFund VP (-2x Fund) and Inverse ProFund VP (-1x Fund) are down.

One-Year Simulation: Index Flat (0%)

(Annualized Index Volatility 28%)

One-Year Simulation; Index Flat (0%)

(Annualized Index Volatility 28%)

180	:: ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

One-Year Simulation; Index Flat (0%)

(Annualized Index Volatility 28%)

The graphs below show scenarios where each of the indexes, which exhibit day to day volatility, is up over the year, but the Ultra ProFund VP (+2x Fund) is up less than double or one and one-quarter times the respective index, the UltraShort ProFund VP (-2x Fund) is down more than double or one and one-quarter times the inverse of the index and the Inverse ProFund VP (-1x Fund) is down more than one times the inverse of the index.

One-Year Simulation: Index Up (15%)

(Annualized Index Volatility 28%)

One-Year Simulation; Index Up 15%

(Annualized Index Volatility 28%)

One-Year Simulation; Index Up 15%

(Annualized Index Volatility 28%)

The graphs below show scenarios where each of the indexes, which exhibit day to day volatility, is down over the year, the Ultra ProFund VP (+2x Fund) is down more than double or one and one-quarter times the respective index, and the UltraShort ProFund VP (-2x Fund) and Inverse ProFund VP (-1x Fund) are up less than double the inverse, one and one-quarter times the inverse or one times the inverse of the index, respectively.

One-Year Simulation: Index Down (15%)

(Annualized Index Volatility 28%)

One-Year Simulation; Index Down 15%

(Annualized Index Volatility 28%)

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One-Year Simulation; Index Down 15%

(Annualized Index Volatility 28%)

The table below shows the historical annualized volatility rate for the five year period ended January 31, 2011 of the relevant index underlying a ProFund’s benchmark.

Index	Historical Annualized Volatility Rate for the Five Year Period Ended January 31, 2011
NASDAQ-100® Index	26.40%
Dow Jones Industrial AverageSM	22.75%
S&P 500®	24.97%
S&P MidCap 400®	27.67%
Dow Jones U.S. BanksSM Index	52.94%
Dow Jones U.S. Basic MaterialsSM Index	36.86%
Dow Jones U.S. BiotechnologySM Index	22.53%
Dow Jones U.S. Consumer GoodsSM Index	18.43%
Dow Jones U.S. Consumer ServicesSM Index	24.29%
Dow Jones U.S. FinancialsSM Index	43.59%
Dow Jones U.S. Health CareSM Index	19.07%
Dow Jones U.S. IndustrialsSM Index	26.94%
Dow Jones U.S. Internet CompositeSM Index	29.98%
Dow Jones U.S. Oil & GasSM Index	35.10%
Dow Jones U.S. PharmaceuticalsSM Index	19.30%
Dow Jones Precious MetalsSM Index	46.95%
Dow Jones U.S. Real EstateSM Index	48.48%
Dow Jones U.S. SemiconductorsSM Index	32.66%
Dow Jones U.S. TechnologySM Index	26.31%
Dow Jones U.S. TelecommunicationsSM Index	25.58%
Dow Jones U.S. UtilitiesSM Index	22.51%
The Bank of New York Mellon Emerging Markets 50 ADR® Index	39.54%
Russell 2000® Index	31.15%
Nikkei 225 Stock Average	28.53%
MSCI EAFE Index	22.99%
30-Year U.S. Treasury Note	16.38%
10-Year U.S. Treasury Note	8.87%
U.S. Dollar Index	8.84%

For additional details about fund performance over periods longer than one day in the Ultra and Inverse ProFunds VP, please see the SAI.

•	What it means to you

Daily objective leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios. But investors considering these funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, fund returns will not likely be a simple multiple (e.g., 2x, -2x) of an index’s return for time periods longer than one day.

Additionally, investors should recognize that the degree of volatility of the underlying index can have a dramatic effect on a fund’s longer-term performance. The greater the volatility, given a particular index return, the greater the downside deviation will be of a fund’s longer-term performance from a simple multiple (e.g., 2x, -2x) of its index’s longer-term return. As shown in the first example, it is even possible that a fund may move in opposite direction as the index.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s net asset value will change daily based on the performance of the benchmark index or security, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The SAI contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

Counterparty Risk (All ProFunds VP, except ProFund VP Money Market) A ProFund VP will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. ProFunds VP typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

Debt Instrument Risk (Non-Equity ProFunds VP and ProFund VP Money Market) Each ProFund VP may invest in debt instruments, and the Non-Equity ProFunds VP primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to

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prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. ProFund VP Rising Rates Opportunity is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such ProFund VP U.S. Government Plus.

Foreign Investments Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP Short International and ProFund VP Short Emerging Markets) Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. Because ProFund VP Emerging Markets’ and ProFund VP Short Emerging Markets’ foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

Money Market Fund Risk (ProFund VP Money Market) The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund.

Tax Risk (ProFund VP Falling U.S. Dollar) As a regulated investment company (“RIC”), each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The ProFund VP Falling U.S. Dollar currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to the inverse of the U.S. Dollar Index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the ProFund VP Falling U.S. Dollar’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the ProFund VP Falling U.S. Dollar might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

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Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund VP which are not principal investment strategies of a ProFund VP unless otherwise noted in the ProFund VP’s description of principal strategies.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).

•

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•

A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instruments are very similar. NYSs are used primarily by Dutch companies.

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Forwards Contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

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Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

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Leveraged Investment Techniques include swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts and engaging in borrowing, and may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Short Sales. Additional leveraged investment techniques may include the use by Inverse ProFunds VP of direct investment in equity securities or the use by a Fund of a customized basket of securities that do not necessarily include any of the securities contained in the underlying index. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.

>

Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

>

Options on Securities and Stock Indexes and Investments Covering such Positions Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

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Short Sales The ProFund VP Rising Rates Opportunity also may engage in short transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the

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market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Non-Equity ProFunds VP also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because many provisions in the Dodd-Frank Act must be implemented through future rule makings, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Underlying Indexes

The ProFunds VP have entered into licensing agreements for the use of the indexes underlying their benchmarks (each, an “Index”). Descriptions of the indexes currently underlying the ProFunds VP’s benchmarks are set forth below.

The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $1.5 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $24.5 billion.

The S&P MidCap 400® is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $509.5 million and $9.6 billion. The average capitalization of the companies comprising the Index was approximately $2.9 billion.

The Russell 2000® Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn

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represents approximately 98% of the investable U.S. equity market. As of January 31, 2011, the Index included companies with capitalizations between $24.8 million and $5.2 billion. The average capitalization of the companies comprising the Index was approximately $728.0 million.

The NASDAQ-100® Index includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of January 31, 2011, the Index included companies with capitalizations between $4.3 billion and $312.6 billion. The average capitalization of the companies comprising the Index was approximately $28.0 billion.

The Dow Jones Industrial AverageSM (“DJIA”) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of January 31, 2011, the Index included companies with capitalizations between $16.9 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $125.0 billion.

The S&P 500®/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $1.5 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $24.3 billion.

The S&P 500®/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $2.1 billion and $312.6 billion. The average capitalization of the companies comprising the Index was approximately $25.0 billion.

The S&P MidCap 400®/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $509.5 million and $8.8 billion. The average capitalization of the companies comprising the Index was approximately $2.7 billion.

The S&P MidCap 400®/Citigroup Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the growth end of the growth-value spectrum. As of January 31, 2011, the Index included companies with capitalizations between $879.5 million and $9.6 billion. The average capitalization of the companies comprising the Index was approximately $3.3 billion.

The S&P SmallCap 600®/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the value end of the growth-value spectrum. It is a float adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of January 31, 2011, the Index included companies with capitalizations between $77.3 million and $3.2 billion. The average capitalization of the companies comprising the Index was approximately $810.5 million.

The S&P SmallCap 600®/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the growth end of the growth-value spectrum. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of January 31, 2011, the Index included companies with capitalizations between $116.1 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $976.6 million.

The MSCI EAFE Index (Europe, Australasia, Far East) includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of January 31, 2011, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of January 31, 2011, the Index included companies with capitalizations between $735.2 million and $191.9 billion. The average capitalization of the companies comprising the Index was approximately $11.6 billion.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon

186	:: ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of January 31, 2011, the ProFunds Asia 30 Index included companies with capitalizations between $623.2 million and $309.7 billion. The average capitalization of the companies comprising the Index was approximately $43.1 billion. The component companies of the Index are listed in an appendix to the SAI.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on The NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of January 31, 2011, the Index included companies with capitalizations between $7.6 billion and $233.6 billion. The average capitalization of the companies comprising the Index was approximately $86.5 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Bank of New York Mellon Emerging Markets 50 ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of January 31, 2011, Index included companies with capitalizations between $5.9 billion and $303.2 billion. The average capitalization of the companies comprising the Index was approximately $59.0 billion.

The Nikkei 225 Stock Average (“Nikkei”) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Index is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of January 31, 2011, the Index included companies with capitalizations between $409.6 million and $136.8 billion. The average capitalization of the companies comprising the Index was approximately $11.2 billion.

The Dow Jones U.S. BanksSM Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of January 31, 2011, the Index included companies with capitalizations between

$460.0million and $175.6 billion. The average capitalization of the companies comprising the Index was approximately $12.6 billion.

The Dow Jones U.S. Basic MaterialsSM Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of January 31, 2011, the Index included companies with capitalizations between $623.5 million and $51.1 billion. The average capitalization of the companies comprising the Index was approximately $7.7 billion.

The Dow Jones U.S. BiotechnologySM Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of January 31, 2011, the Index included companies with capitalizations between $507.0 million and $52.7 billion. The average capitalization of the companies comprising the Index was approximately $7.7 billion.

The Dow Jones U.S. Consumer GoodsSM Index measures the performance of the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of January 31, 2011, the Index included companies with capitalizations between $474.6 million and $176.7 billion. The average capitalization of the companies comprising the Index was approximately $10.7 billion.

The Dow Jones U.S. Consumer ServicesSM Index measures the performance of the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of January 31, 2011, the Index included companies with capitalizations between $582.8 million and $113.3 billion. The average capitalization of the companies comprising the Index was approximately $8.2 billion.

The Dow Jones U.S. FinancialsSM Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of January 31, 2011, the Index included companies with capitalizations between $460.0 million and $175.6 billion. The average capitalization of the companies comprising the Index was approximately $8.8 billion.

The Dow Jones U.S. Health CareSM Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of January 31, 2011, the Index included companies with capitalizations between $507.0 million and

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$165.3 billion. The average capitalization of the companies comprising the Index was approximately $11.3 billion.

The Dow Jones U.S. IndustrialsSM Index measures the performance of the industrial sector of the U.S. equity market. Component companies, among others, include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of January 31, 2011, the Index included companies with capitalizations between $353.5 million and $214.8 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion.

The Dow Jones Internet CompositeSM Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the internet. As of January 31, 2011, the Index included companies with capitalizations between $307.8 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $940.7 million.

The Dow Jones U.S. Oil & GasSM Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of January 31, 2011, the Index included companies with capitalizations between $499.3 million and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $17.8 billion.

The Dow Jones U.S. PharmaceuticalsSM Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of January 31, 2011, the Index included companies with capitalizations between $1.0 billion and $165.3 billion. The average capitalization of the companies comprising the Index was approximately $28.2 billion.

The Dow Jones Precious MetalsSM Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted, market-capitalization weighted index As of January 31, 2011, the Index included companies with capitalizations between $709.4 million and $51.1 billion. The average capitalization of the companies comprising the Index was approximately $17.4 billion.

The Dow Jones U.S. Real EstateSM Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies and real estate investment trusts (“REITS”) that invest in industrial, offices and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of

January 31, 2011, the Index included companies with capitalizations between $666.1 million and $29.7 billion. The average capitalization of the companies comprising the Index was approximately $4.5 billion.

The Dow Jones U.S. SemiconductorsSM Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of January 31, 2011, the Index included companies with capitalizations between $421.8 million and $119.3 billion. The average capitalization of the companies comprising the Index was approximately $7.7 billion.

The Dow Jones U.S. TechnologySM Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and internet services. As of January 31, 2011, the Index included companies with capitalizations between $421.8 million and $311.2 billion. The average capitalization of the companies comprising the Index was approximately $13.8 billion.

The Dow Jones U.S. TelecommunicationsSM Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of January 31, 2011, the Index included companies with capitalizations between $578.4 million and $163.4 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion.

The Dow Jones U.S. UtilitiesSM Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities and water utilities. As of January 31, 2011, the Index included companies with capitalizations between $644.2 million and $30.8 billion. The average capitalization of the companies comprising the Index was approximately $6.6 billion.

The U.S. Dollar Index® (USDX®) is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

Information About the Index Licensors

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600®,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400®/Citigroup Growth Index,” “S&P MidCap 400®/Citigroup Value Index,” “S&P SmallCap 600®/Citigroup Growth Index” and “S&P Small-Cap 600®/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageSM,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000® “ and “Russell 3000®” are a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei 225 Stock Index” is a trademark of Nihon Keizai Shimbun, Inc. “ICE Futures U.S.® and

188	:: ProFunds VP Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “MSCI® EAFE®” is a trademark of Morgan Stanley Capital International, Inc. “BNY,” “The Bank of New York Mellon Emerging Markets 50 ADR® Index,” and “The Bank of New York Mellon ADR® Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds.

The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

Dow Jones does not:

>	Sponsor, endorse, sell or promote the ProFunds VP.

>	Recommend that any person invest in the ProFunds VP or any other securities.

>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

>	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

>	Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>

The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

>	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds VP and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

The U.S. Dollar Index is a trademark and service mark of ICE Futures U.S. Intercontinental Exchange, Inc. used with permission. NEITHER THE PUBLICATION OF THE U.S. DOLLAR INDEX NOR THE LICENSING OF THE U.S. DOLLAR INDEX TRADEMARKS BY ICE FUTURES U.S., INC. OR ITS AFFILIATES FOR USE IN CONNECTION WITH SECURITIES OR OTHER FINANCIAL PRODUCTS DERIVED FROM SUCH INDEX IN ANY WAY SUGGESTS OR IMPLIES A REPRESENTATION OR OPINION BY ICE FUTURES U.S., INC. OR ANY SUCH AFFILIATES AS TO THE ATTRACTIVENESS OF INVESTMENT IN ANY SECURITIES OR OTHER FINANCIAL PRODUCTS BASED UPON OR DERIVED FROM SUCH INDEX. ICE FUTURES U.S., INC. IS NOT THE ISSUER OF ANY SUCH SECURITIES OR OTHER FINANCIAL PRODUCTS AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR ANY PARTICULAR

PURPOSE WITH RESPECT TO SUCH INDEX OR ANY DATA INCLUDED OR REFLECTED THEREIN, NOR AS TO RESULTS TO BE OBTAINED BY ANY PERSON OR ANY ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED OR REFLECTED THEREIN.

ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100. The Corporations make no representation or warranty, express or implied to the owners of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 or any member of the public regarding the advisability of investing in securities generally in the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 particularly, or the ability of the NASDAQ-100 Index to track general stock market performance. The Corporations’ only relationship to ProFunds (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ-100 Index registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index, which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 into consideration in determining, composing or calculating the NASDAQ-100 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 to be issued or in the determination or calculation of the equation by which the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100 are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the ProFund VP NASDAQ-100, ProFund VP Ultra NASDAQ-100, ProFund VP Short NASDAQ-100 and ProFund VP UltraShort NASDAQ-100.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PROFUND VP NASDAQ-100, PROFUND VP ULTRA NASDAQ-100, PROFUND VP SHORT NASDAQ-100 AND PROFUND VP ULTRASHORT NASDAQ-100, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR

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PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

Disclosure of Portfolio Holdings

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP’s portfolio securities is available in the ProFunds VP SAI and on the ProFunds VP website at profunds.com.

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191

ProFunds VP Management

192	:: ProFunds VP Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds VP.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50%, of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds’ annual report to shareholders dated December 31, 2010. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust, another investment company advised by the Advisor, be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended December 31, 2010, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended December 31, 2010, each ProFund VP for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)	Net Amount
Bull	0.70%
Mid-Cap	0.72%
Small-Cap	0.43%
Dow 30	0.75%
NASDAQ-100	0.66%
Large-Cap Value	0.57%
Large-Cap Growth	0.61%
Mid-Cap Value	0.58%
Mid-Cap Growth	0.61%
Small-Cap Value	0.51%
Small-Cap Growth	0.58%
Asia 30	0.72%
Europe 30	0.72%
International	0.73%
Emerging Markets	0.75%
Japan	0.67%
UltraBull	0.66%
UltraMid-Cap	0.66%
UltraSmall-Cap	0.63%
UltraNASDAQ-100	0.65%
Bear	0.69%
Short Mid-Cap	0.69%
Short Small-Cap	0.65%
Short Dow 30	0.17%
Short NASDAQ-100	0.64%
Short International	0.58%
Short Emerging Markets	0.65%
UltraShort Dow 30	0.62%
UltraShort NASDAQ-100	0.63%
Banks	0.56%
Basic Materials	0.68%
Biotechnology	0.65%
Consumer Goods	0.62%
Consumer Services	0.52%
Financials	0.64%
Health Care	0.69%
Industrials	0.56%
Internet	0.63%
Oil & Gas	0.67%
Pharmaceuticals	0.66%
Precious Metals	0.68%
Real Estate	0.62%
Semiconductor	0.51%
Technology	0.70%
Telecommunications	0.66%
Utilities	0.67%
U.S. Government Plus	0.42%
Rising Rates Opportunity	0.72%
Falling U.S. Dollar	0.66%
Money Market	0.00%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. He co-founded National Capital

ProFunds VP Management ::	193

Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

Portfolio Management

Each ProFund VP is managed by an investment team overseen by Todd Johnson and Howard S. Rubin.

Todd Johnson, ProFund Advisors — Chief Investment Officer since December 2008. ProShare Advisors — Chief Investment Officer since December 2008. World Asset Management — Managing Director and Chief Investment Officer from 1994 to November 2008.

Howard S. Rubin CFA, ProFund Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from November 2004 through November 2009. ProShare Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from December 2007 through November 2009. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin is a holder of the right to use the Chartered Financial Analyst (CFA) designation.

The following individuals have responsibility for the day-to-day management of the ProFunds VP as set forth in the summary section relating to each ProFund.

Alexander Ilyasov, ProFund Advisors — Portfolio Manager since November 2009. ProShare Advisors — Portfolio Manager since November 2009. World Asset Management — Portfolio Manager from January 2006 to October 2009; Portfolio Analyst from July 2005 to January 2006.

Ashwin Joshi, ProFund Advisors — Head of Credit and Cash Management since September 2009; Associate Portfolio Manager from July 2006 to September 2009. E-Trade Global Asset Management — Portfolio Manager from August 2001 to March 2005.

Michelle Liu, ProFund Advisors — Portfolio Manager since December 2009. ProShare Advisors — Portfolio Manager since December 2009 and Associate Portfolio Manager from November 2007 through November 2009. FINRA — Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006.

Hratch Najarian, ProFund Advisors — Senior Portfolio Manager since December 2009; Portfolio Manager from May 2007 through November 2009; and Associate Portfolio Manager from November 2004 through April 2007.

Michael Neches, ProFund Advisors — Portfolio Manager since December 2009; Associate Portfolio Manager from November 2006 through November 2009; and Portfolio Analyst from November 2004 through December 2006. ProShare Advisors — Portfolio Manager since December 2009; Associate Portfolio Manager from January 2007 through November 2009; and Portfolio Analyst from December 2006 to January 2007.

Jeffrey Ploshnick, ProFund Advisors — Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 — April 2007.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund VP shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2010 each ProFund VP for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

194	:: ProFunds VP Management

Fees Paid

(as a percentage of average daily net assets)	Net Amount
Bull	0.09%
Mid-Cap	0.10%
Small-Cap	0.06%
Dow 30	0.10%
NASDAQ-100	0.09%
Large-Cap Value	0.08%
Large-Cap Growth	0.08%
Mid-Cap Value	0.08%
Mid-Cap Growth	0.07%
Small-Cap Value	0.07%
Small-Cap Growth	0.08%
Asia 30	0.10%
Europe 30	0.10%
International	0.10%
Emerging Markets	0.10%
Japan	0.09%
UltraBull	0.09%
UltraMid-Cap	0.09%
UltraSmall-Cap	0.09%
UltraNASDAQ-100	0.09%
Bear	0.09%
Short Mid-Cap	0.09%
Short Small-Cap	0.09%
Short Dow 30	0.02%
Short NASDAQ-100	0.09%
Short International	0.08%
Short Emerging Markets	0.09%
UltraShort Dow 30	0.08%
UltraShort NASDAQ-100	0.08%
Banks	0.08%
Basic Materials	0.09%
Biotechnology	0.09%
Consumer Goods	0.08%
Consumer Services	0.07%
Financials	0.09%
Health Care	0.09%
Industrials	0.07%
Internet	0.08%
Oil & Gas	0.09%
Pharmaceuticals	0.09%
Precious Metals	0.09%
Real Estate	0.08%
Semiconductor	0.07%
Technology	0.09%
Telecommunications	0.09%
Utilities	0.09%
U.S. Government Plus	0.08%
Rising Rates Opportunity	0.10%
Falling U.S. Dollar	0.09%
Money Market	0.00%

195

General ProFunds VP Information

196	:: General ProFunds VP Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the next computed net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund VP calculates its NAV by taking the market value of the ProFund VP’s assets, subtracting any ProFund VP’s liabilities, and dividing that amount by the number of the ProFund VP’s outstanding shares.

Each ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund VP’s portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Swap agreements are valued at the market value, which is the current value of all gains or losses since the position was established. The current value is calculated based on price appreciation or depreciation, financing charges, commissions or trading costs, and dividends or income. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFund VP may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund VP’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the SAI for more details.

ProFund VP Money Market uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

Dividends and Distributions

At least annually, each of the ProFunds VP intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

	Dividends		Capital Gains

ProFund Name VP Money Market	Accrued	Paid	Paid
VP Money Market	Daily	Monthly	Annually*
VP U.S. Government Plus	Daily	Monthly	Annually*
VP Real Estate	Quarterly	Quarterly	Annually*
All other ProFunds VP	Annually	Annually	Annually

*	ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year. Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution, unless the insurance company separate account has written to request a direct cash distribution.

ProFund VP Money Market may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

Purchasing and Redeeming Shares

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

General ProFunds VP Information ::	197

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

Distribution (12b-1) Plan Fees

Under a Rule 12b-1 distribution plan adopted by the Board of Trustees, each ProFund VP may pay insurance companies, broker-dealers, banks and other financial institutions an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the “Distributor”) and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors may from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of the Financial Industry Regulatory Authority, Inc.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

Service Fees

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In

198	:: General ProFunds VP Information

addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

Frequent Purchases and Redemptions of ProFund VP Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

Frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively affect a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Tax Consequences

Each ProFund VP intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a ProFund VP qualifies as a regulated investment company and complies with the appropriate provisions of the Code, the ProFund VP will not be subject to federal income tax on its investment income and net capital gains that it distributes to shareholders in a timely manner. In order for a ProFund VP to qualify for taxation as a regulated investment company, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amout of its distributions to shareholders.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, shares of each ProFund VP will be available only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company “segregated asset accounts” generally will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance and annuity contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements for qualification as a regulated investment company. In addition, each ProFund VP will diversify its investments in accordance with the requirements of Section 817(h) so that, on the last day of each quarter of each calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security guaranteed (to the extent so guaranteed) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, any income accrued under the variable insurance and annuity contracts invested in that ProFund VP for the calendar year in which the failure occurred and all prior years could become currently taxable to the owners of the contracts. In addition, if the Internal Revenue Service (“IRS”) finds an impermissible level of “investor control” of investment options underlying variable contracts, the advantageous tax treatment provided with respect to insurance company separate accounts under the Code will no longer be available. Please see the Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the ProFund VP’s yield on those securities would be decreased.

Investments by a ProFund VP in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a ProFund VP has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

If, in any taxable year, a ProFund VP were to fail to satisfy the income or diversification test required to qualify for treatment as a regulated investment company, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a ProFund VP were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a regulated investment company that is accorded special tax treatment, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the separate diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The ProFund VP could also be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions before requalifying for treatment as a regulated investment company.

General ProFunds VP Information ::	199

Except where noted, the discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the applicable Code rules.

Because the shareholders of the ProFunds VP will be separate accounts or qualified pension or retirement plans, no attempt is made here to particularly describe the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. See the Statement of Additional Information for more information on taxes.

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201

Financial Highlights

The following tables are intended to help you understand the financial history of each ProFund VP for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on a investment in a ProFund VP, assuming reinvestment of all dividends and distributions. Total returns do not reflect insurance related charges or expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statement of the ProFunds VP, appears in the Annual Report of the ProFunds VP, which is available upon request.

202	:: ProFund VP Bull ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$23.39	$18.93	$30.90	$30.40	$28.27

Investment Activities:
Net investment income (loss)(a)	(0.05)	0.03	0.16	0.19	0.11
Net realized and unrealized gains (losses) on investments	2.99	4.57	(11.68)	0.89	3.63

Total income (loss) from investment activities	2.94	4.60	(11.52)	1.08	3.74

Distributions to Shareholders From:
Net investment income	(0.03)	(0.14)	—	(0.18)	(0.08)
Net realized gains on investments	—	—	(0.45)	(0.40)	(1.53)

Total distributions	(0.03)	(0.14)	(0.45)	(0.58)	(1.61)

Net Asset Value, End of Period	$26.30	$23.39	$18.93	$30.90	$30.40

Total Return	12.58%	24.34%	(37.67)%	3.55%	13.66%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.80%	1.73%	1.67%	1.70%
Net expenses	1.68%	1.67%	1.63%	1.62%	1.67%
Net investment income (loss)	(0.20)%	0.17%	0.63%	0.60%	0.38%

Supplemental Data:
Net assets, end of period (000’s)	$101,332	$113,508	$70,523	$163,524	$310,894
Portfolio turnover rate(b)	87%	116%	259%	175%	224%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Mid-Cap ::	203

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Period Aug. 31, 2007 through Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$24.25	$18.25	$29.71	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.38)	(0.35)	(0.01)	0.30
Net realized and unrealized gains (losses) on investments	5.91	6.35	(11.36)	(0.59)

Total income (loss) from investment activities	5.53	6.00	(11.37)	(0.29)

Distributions to Shareholders From:
Net investment income	—	—	(0.09)	—
Net realized gains on investments	(2.02)	—	—	—

Total distributions	(2.02)	—	(0.09)	—

Net Asset Value, End of Period	$27.76	$24.25	$18.25	$29.71

Total Return	24.05%	32.88%	(38.37)%	(0.97)% (c)

Ratios to Average Net Assets:
Gross expenses(d)	1.71%	1.75%	1.84%	2.02%
Net expenses(d)	1.68%	1.67%	1.63%	1.63%
Net investment income (loss)(d)	(1.57)%	(1.61)%	(0.05)%	2.98%

Supplemental Data:
Net assets, end of period (000’s)	$8,276	$11,844	$1,982	$194
Portfolio turnover rate(e)	—	—	—	—

(a)	Period from commencement of operations

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less then one year.

(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

204	:: ProFund VP Small-Cap ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$22.39	$17.75		$30.71	$37.24	$32.95

Investment Activities:
Net investment income (loss)(a)	(0.31)	(0.25)		(0.10)	0.06	0.17
Net realized and unrealized gains (losses) on investments	5.86	4.89	(b)	(9.82)	(0.82)	4.65

Total income (loss) from investment activities	5.55	4.64		(9.92)	(0.76)	4.82

Distributions to Shareholders From:
Net investment income	—	—		(0.08)	(0.28)	—
Net realized gains on investments	—	—		(2.96)	(5.49)	(0.53)

Total distributions	—	—		(3.04)	(5.77)	(0.53)

Net Asset Value, End of Period	$27.94	$22.39		$17.75	$30.71	$37.24

Total Return	24.79%	26.14%		(35.44)%	(2.21)%	14.75%

Ratios to Average Net Assets:
Gross expenses	2.05%	2.30%		1.65%	1.61%	1.59%
Net expenses	1.68%	1.73%	(c)	1.62%	1.56%	1.55%
Net investment income (loss)	(1.31)%	(1.34)%		(0.37)%	0.15%	0.47%

Supplemental Data:
Net assets, end of period (000’s)	$9,078	$4,414		$2,815	$68,525	$119,948
Portfolio turnover rate(d)	378%	840%		69%	40%	53%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(d)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Dow 30 ::	205

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Period May 1, 2006 through Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$24.30		$22.23		$38.60	$34.26	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.39)		(0.38)		0.17	1.20	0.67
Net realized and unrealized gains (losses) on investments	2.87	(c)	4.17	(c)	(13.63)	3.23	3.59

Total income (loss) from investment activities	2.48		3.79		(13.46)	4.43	4.26

Distributions to Shareholders From:
Net investment income	—		(1.72)		(1.10)	(0.09)	—
Net realized gains on investments	—		—		(1.81)	—	—

Total distributions	—		(1.72)		(2.91)	(0.09)	—

Net Asset Value, End of Period	$26.78		$24.30		$22.23	$38.60	$34.26

Total Return	10.21%		17.58%		(36.73)%	12.94%	14.20%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.73%		1.99%		1.57%	1.39%	1.69%
Net expenses(e)	1.68%		1.77%	(f)	1.55%	1.34%	1.63%
Net investment income (loss)(e)	(1.59)%		(1.70)%		0.55%	3.27%	3.09%

Supplemental Data:
Net assets, end of period (000’s)	$257		$423		$203	$515	$6,032
Portfolio turnover rate(g)	—		—	(h)	7,356%	40,865%	6,548%	(d)

(a)	Period from commencement of operations

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of the fund shares during the period.

(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(h)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that did not include the purchase of equity securities.

206	:: ProFund VP NASDAQ-100 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$16.28	$10.71	$18.62	$15.83	$15.01

Investment Activities:
Net investment income (loss)(a)	(0.19)	(0.15)	(0.16)	(0.12)	(0.16)
Net realized and unrealized gains (losses) on investments	3.16	5.72	(7.75)	2.91	0.98

Total income (loss) from investment activities	2.97	5.57	(7.91)	2.79	0.82

Net Asset Value, End of Period	$19.25	$16.28	$10.71	$18.62	$15.83

Total Return	18.24%	52.01%	(42.48)%	17.62%	5.46%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.83%	1.76%	1.69%	1.73%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.70%
Net investment income (loss)	(1.13)%	(1.13)%	(1.02)%	(0.68)%	(1.05)%

Supplemental Data:
Net assets, end of period (000’s)	$57,064	$53,746	$22,323	$109,947	$73,789
Portfolio turnover rate(b)	28%	238%	470%	336%	258%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Large-Cap Value ::	207

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$21.74	$18.52	$37.43	$40.02	$34.26

Investment Activities:
Net investment income (loss)(a)	0.16	0.24	0.49	0.32	0.24
Net realized and unrealized gains (losses) on investments	2.63	3.35	(14.16)	(0.16)	6.09

Total income (loss) from investment activities	2.79	3.59	(13.67)	0.16	6.33

Distributions to Shareholders From:
Net investment income	(0.22)	(0.37)	(0.62)	(0.28)	(0.06)
Net realized gains on investments	—	—	(4.62)	(2.47)	(0.51)

Total distributions	(0.22)	(0.37)	(5.24)	(2.75)	(0.57)

Net Asset Value, End of Period	$24.31	$21.74	$18.52	$37.43	$40.02

Total Return	12.89%	19.47%	(40.46)%	0.15%	18.67%

Ratios to Average Net Assets:
Gross expenses	1.88%	1.89%	1.82%	1.72%	1.74%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.70%
Net investment income (loss)	0.72%	1.26%	1.69%	0.77%	0.66%

Supplemental Data:
Net assets, end of period (000’s)	$33,925	$29,532	$33,194	$70,937	$156,784
Portfolio turnover rate(b)	329%	217%	304%	250%	277%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

208	:: ProFund VP Large-Cap Growth ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$29.67	$22.87	$36.02	$34.28	$31.83

Investment Activities:
Net investment income (loss)(a)	— (b)	0.02	(0.05)	(0.09)	(0.09)
Net realized and unrealized gains (losses) on investments	3.91	6.78	(12.62)	2.47	2.95

Total income (loss) from investment activities	3.91	6.80	(12.67)	2.38	2.86

Distributions to Shareholders From:
Net investment income	(0.02)	—	—	—	—
Net realized gains on investments	—	—	(0.48)	(0.64)	(0.41)

Total distributions	(0.02)	—	(0.48)	(0.64)	(0.41)

Net Asset Value, End of Period	$33.56	$29.67	$22.87	$36.02	$34.28

Total Return	13.18%	29.73%	(35.52)%	6.96%	9.06%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.84%	1.77%	1.72%	1.76%
Net expenses	1.68%	1.67%	1.63%	1.65%	1.73%
Net investment income (loss)	(0.01)%	0.08%	(0.17)%	(0.24)%	(0.27)%

Supplemental Data:
Net assets, end of period (000’s)	$36,264	$44,258	$23,742	$75,835	$76,688
Portfolio turnover rate(c)	232%	224%	239%	298%	230%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Mid-Cap Value ::	209

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$21.66	$16.72	$31.51	$32.46	$34.73

Investment Activities:
Net investment income (loss)(a)	0.03	0.15	0.18	(0.02)	0.13
Net realized and unrealized gains (losses) on investments	4.39	5.00	(10.18)	0.36	3.69

Total income (loss) from investment activities	4.42	5.15	(10.00)	0.34	3.82

Distributions to Shareholders From:
Net investment income	(0.07)	(0.21)	—	(0.20)	(0.01)
Net realized gains on investments	—	—	(4.79)	(1.09)	(6.08)

Total distributions	(0.07)	(0.21)	(4.79)	(1.29)	(6.09)

Net Asset Value, End of Period	$26.01	$21.66	$16.72	$31.51	$32.46

Total Return	20.45%	30.87%	(36.29)%	0.97%	12.30%

Ratios to Average Net Assets:
Gross expenses	1.87%	1.90%	1.79%	1.72%	1.76%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.70%
Net investment income (loss)	0.14%	0.82%	0.68%	(0.07)%	0.37%

Supplemental Data:
Net assets, end of period (000’s)	$29,286	$34,308	$18,489	$65,419	$104,736
Portfolio turnover rate(b)	400%	362%	288%	323%	560%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

210	:: ProFund VP Mid-Cap Growth ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$26.64	$19.26	$35.14	$34.62	$34.84

Investment Activities:
Net investment income (loss)(a)	(0.26)	(0.17)	(0.32)	(0.23)	(0.40)
Net realized and unrealized gains (losses) on investments	7.83	7.55	(12.23)	4.23	1.69

Total income (loss) from investment activities	7.57	7.38	(12.55)	4.00	1.29

Distributions to Shareholders From:
Net realized gains on investments	—	—	(3.33)	(3.48)	(1.51)

Net Asset Value, End of Period	$34.21	$26.64	$19.26	$35.14	$34.62

Total Return	28.42%	38.32%	(38.81)%	11.74%	3.98%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.85%	1.79%	1.72%	1.78%
Net expenses	1.68%	1.67%	1.63%	1.66%	1.76%
Net investment income (loss)	(0.87)%	(0.76)%	(1.04)%	(0.63)%	(1.13)%

Supplemental Data:
Net assets, end of period (000’s)	$74,427	$44,679	$19,285	$65,303	$67,116
Portfolio turnover rate(b)	452%	373%	427%	616%	685%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Small-Cap Value ::	211

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$22.38	$18.63	$28.81	$36.64	$32.88

Investment Activities:
Net investment income (loss)(a)	(0.08)	0.05	0.07	(0.08)	(0.12)
Net realized and unrealized gains (losses) on investments	4.99	3.75	(8.41)	(2.27)	5.71

Total income (loss) from investment activities	4.91	3.80	(8.34)	(2.35)	5.59

Capital Transactions:	0.03 (b)	—	—	—	—

Distributions to Shareholders From:
Net investment income	(0.02)	(0.05)	—	—	—
Net realized gains on investments	—	—	(1.84)	(5.48)	(1.83)

Total distributions	(0.02)	(0.05)	(1.84)	(5.48)	(1.83)

Net Asset Value, End of Period	$27.30	$22.38	$18.63	$28.81	$36.64

Total Return	22.10% (b)	20.40%	(30.68)%	(7.22)%	17.43%

Ratios to Average Net Assets:
Gross expenses	1.96%	2.03%	1.93%	1.76%	1.79%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.75%
Net investment income (loss)	(0.34)%	0.25%	0.28%	(0.21)%	(0.34)%

Supplemental Data:
Net assets, end of period (000’s)	$27,251	$21,301	$18,853	$31,970	$102,760
Portfolio turnover rate(c)	412%	385%	459%	291%	436%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.03 to the net asset value and 0.15% to the total return. Without this contribution, the net asset value and the total return would be lower.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

212	:: ProFund VP Small-Cap Growth ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$22.82		$18.53	$28.38	$32.53	$38.80

Investment Activities:
Net investment income (loss)(a)	(0.13)		(0.20)	(0.26)	(0.42)	(0.51)
Net realized and unrealized gains (losses) on investments	5.97		5.03	(9.31)	1.93	3.31

Total income (loss) from investment activities	5.84		4.83	(9.57)	1.51	2.80

Capital Transactions:	0.03	(b)	—	—	—	—

Distributions to Shareholders From:
Net realized gains on investments	—		(0.54)	(0.28)	(5.66)	(9.07)

Net Asset Value, End of Period	$28.69		$22.82	$18.53	$28.38	$32.53

Total Return	25.72%	(b)	26.17%	(34.03)%	4.06%	8.65%

Ratios to Average Net Assets:
Gross expenses	1.87%		1.91%	1.84%	1.73%	1.79%
Net expenses	1.68%		1.67%	1.63%	1.67%	1.77%
Net investment income (loss)	(0.51)%		(1.06)%	(1.05)%	(1.26)%	(1.31)%

Supplemental Data:
Net assets, end of period (000’s)	$59,360		$40,211	$25,418	$39,499	$81,479
Portfolio turnover rate(c)	351%		308%	398%	454%	472%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.03 to the net asset value and 0.14% to the total return. Without this contribution, the net asset value and the total return would be lower.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Asia 30 ::	213

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$53.70	$39.35	$90.97	$61.61	$44.47

Investment Activities:
Net investment income (loss)(a)	0.02	0.04	0.52	0.32	0.07
Net realized and unrealized gains (losses) on investments	7.44	21.02	(44.39)	29.10	17.34

Total income (loss) from investment activities	7.46	21.06	(43.87)	29.42	17.41

Distributions to Shareholders From:
Net investment income	(0.04)	(0.47)	(0.58)	(0.06)	(0.27)
Net realized gains on investments	—	(6.24)	(7.17)	—	—

Total distributions	(0.04)	(6.71)	(7.75)	(0.06)	(0.27)

Net Asset Value, End of Period	$61.12	$53.70	$39.35	$90.97	$61.61

Total Return	13.91%	54.20%	(50.82)%	47.74%	39.29%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.78%	1.69%	1.65%	1.71%
Net expenses	1.68%	1.67%	1.63%	1.60%	1.68% (b)
Net investment income (loss)	0.03%	0.08%	0.76%	0.42%	0.13%

Supplemental Data:
Net assets, end of period (000’s)	$99,324	$116,848	$57,071	$257,274	$182,177
Portfolio turnover rate(c)	158%	191%	177%	214%	161%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

214	:: ProFund VP Europe 30 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$21.06	$16.32	$35.53	$31.99	$27.96

Investment Activities:
Net investment income (loss)(a)	0.19	0.27	0.60	0.31	0.64
Net realized and unrealized gains (losses) on investments	0.35 (b)	4.99	(14.76)	4.33	4.18

Total income (loss) from investment activities	0.54	5.26	(14.16)	4.64	4.82

Distributions to Shareholders From:
Net investment income	(0.33)	(0.52)	(0.63)	(0.78)	(0.12)
Net realized gains on investments	—	—	(4.42)	(0.32)	(0.67)

Total distributions	(0.33)	(0.52)	(5.05)	(1.10)	(0.79)

Net Asset Value, End of Period	$21.27	$21.06	$16.32	$35.53	$31.99

Total Return	2.63%	32.30%	(44.00)%	14.58%	17.51%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.78%	1.70%	1.66%	1.69%
Net expenses	1.68%	1.67%	1.63%	1.61%	1.66%
Net investment income (loss)	0.95%	1.48%	2.12%	0.88%	2.12%

Supplemental Data:
Net assets, end of period (000’s)	$48,270	$62.615	$31,407	$131,721	$160,024
Portfolio turnover rate(c)	180%	150%	160%	280%	172%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP International ::	215

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008	Period Aug. 31, 2007 through Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$21.05	$16.89		$30.68	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.32)	(0.32)		0.04	0.30
Net realized and unrealized gains (losses) on investments	1.89 (c)	4.38		(13.60)	0.38

Total income (loss) from investment activities	1.57	4.06		(13.56)	0.68

Capital Transactions:	—	0.10	(d)	—	—

Distributions to Shareholders From:
Net investment income	—	—	(e)	(0.23)	—
Net realized gains on investments	(0.86)	—		—	—

Total distributions	(0.86)	—	(e)	(0.23)	—

Net Asset Value, End of Period	$21.76	$21.05		$16.89	$30.68

Total Return	7.80%	24.65%	(d)	(44.40)%	2.27%	(f)

Ratios to Average Net Assets:
Gross expenses(g)	1.70%	1.69%		1.87%	1.76%
Net expenses(g)	1.68%	1.68%		1.63%	1.63%
Net investment income (loss)(g)	(1.58)%	(1.62)%		0.19%	2.95%

Supplemental Data:
Net assets, end of period (000’s)	$20,408	$13,159		$1,018	$483
Portfolio turnover rate(h)	—	—		—	—

(a)	Period from commencement of operations

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)

The amounts include a voluntary capital contribution from the Advisor in connection with an investment valuation adjustment. The contribution represented $0.10 to the net asset value and 0.66% to the total return. Without this contribution, the net asset value and total return would be lower.

(e)	Amount is less than $0.005.

(f)	Not annualized for periods less than one year.

(g)	Annualized for periods less than one year.

(h)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

216	:: ProFund VP Emerging Markets ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Period Aug. 31, 2007 through Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$28.13	$17.34	$35.13	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.02)	(0.33)	0.10	0.35
Net realized and unrealized gains (losses) on investments	2.71	11.14	(17.62)	4.78

Total income (loss) from investment activities	2.69	10.81	(17.52)	5.13

Distributions to Shareholders From:
Net investment income	—	(0.02)	(0.26)	—
Net realized gains on investments	(0.47)	—	(0.01)	—

Total distributions	(0.47)	(0.02)	(0.27)	—

Net Asset Value, End of Period	$30.35	$28.13	$17.34	$35.13

Total Return	9.77%	62.36%	(50.09)%	17.07%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.68%	1.70%	1.68%	1.68%
Net expenses(d)	1.68%	1.68%	1.63%	1.63%
Net investment income (loss)(d)	(0.08)%	(1.36)%	0.34%	3.09%

Supplemental Data:
Net assets, end of period (000’s)	$51,835	$34,872	$4,310	$3,325
Portfolio turnover rate(e)	35%	7% (f)	—	—

(a)	Period from commencement of operations

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(f)	The portfolio turnover rate changed from the prior period due to a change in investment strategies that includes the purchase of equity securities.

Financial Highlights ::	ProFund VP Japan ::	217

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$13.62	$12.41	$24.18	$28.59	$39.15

Investment Activities:
Net investment income (loss)(a)	(0.20)	(0.20)	0.09	0.98	1.10
Net realized and unrealized gains (losses) on investments	(0.69)	1.48	(9.30)	(3.76)	1.77

Total income (loss) from investment activities	(0.89)	1.28	(9.21)	(2.78)	2.87

Distributions to Shareholders From:
Net investment income	—	(0.07)	(2.56)	(1.63)	(0.44)
Net realized gains on investments	—	—	—	—	(12.99)

Total distributions	—	(0.07)	(2.56)	(1.63)	(13.43)

Net Asset Value, End of Period	$12.73	$13.62	$12.41	$24.18	$28.59

Total Return	(6.53)%	10.33%	(40.84)%	(9.99)%	10.86%

Ratios to Average Net Assets:
Gross expenses	1.77%	1.80%	1.72%	1.68%	1.73%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.70%
Net investment income (loss)	(1.58)%	(1.59)%	0.46%	3.44%	3.06%

Supplemental Data:
Net assets, end of period (000’s)	$11,984	$14,496	$11,393	$25,102	$68,027
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

218	:: ProFund VP UltraBull ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$9.61	$6.72	$21.04	$23.84	$20.65

Investment Activities:
Net investment income (loss)(a)	(0.09)	(0.02)	0.09	0.21	0.16
Net realized and unrealized gains (losses) on investments	2.22	3.01	(14.12)	0.12	4.40

Total income (loss) from investment activities	2.13	2.99	(14.03)	0.33	4.56

Distributions to Shareholders From:
Net investment income	—	(0.10)	(0.29)	(0.18)	(0.09)
Net realized gains on investments	—	—	—	(2.95)	(1.28)

Total distributions	—	(0.10)	(0.29)	(3.13)	(1.37)

Net Asset Value, End of Period	$11.74	$9.61	$6.72	$21.04	$23.84

Total Return	22.16%	44.64%	(67.40)%	0.85%	23.06%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.78%	1.81%	1.68%	1.75%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.72%
Net investment income (loss)	(0.94)%	(0.21)%	0.67%	0.88%	0.74%

Supplemental Data:
Net assets, end of period (000’s)	$22,903	$27,373	$52,283	$61,911	$70,430
Portfolio turnover rate(b)	1,329%	629%	909%	916%	1,411%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP UltraMid-Cap ::	219

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$18.36	$11.08	$34.48	$33.34	$37.93

Investment Activities:
Net investment income (loss)(a)	(0.18)	(0.09)	0.01	0.18	0.13
Net realized and unrealized gains (losses) on investments	9.30	7.38	(23.09)	1.84	2.96

Total income (loss) from investment activities	9.12	7.29	(23.08)	2.02	3.09

Distributions to Shareholders From:
Net investment income	—	(0.01)	(0.32)	(0.10)	—
Net realized gains on investments	—	—	—	(0.78)	(7.68)

Total distributions	—	(0.01)	(0.32)	(0.88)	(7.68)

Net Asset Value, End of Period	$27.48	$18.36	$11.08	$34.48	$33.34

Total Return	49.67%	65.79%	(67.48)%	6.00%	10.64%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.84%	1.77%	1.69%	1.76%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.73%
Net investment income (loss)	(0.83)%	(0.66)%	0.04%	0.47%	0.34%

Supplemental Data:
Net assets, end of period (000’s)	$42,374	$30,458	$23,062	$65,251	$79,619
Portfolio turnover rate(b)	219%	283%	496%	501%	612%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

220	:: ProFund UltraSmall-Cap ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$10.89	$7.77	$23.23	$27.10	$21.51

Investment Activities:
Net investment income (loss)(a)	(0.18)	(0.07)	0.01	0.17	0.20
Net realized and unrealized gains (losses) on investments	5.44	3.20	(15.26)	(3.73)	5.40

Total income (loss) from investment activities	5.26	3.13	(15.25)	(3.56)	5.60

Distributions to Shareholders From:
Net investment income	—	(0.01)	(0.21)	(0.31)	(0.01)

Net Asset Value, End of Period	$16.15	$10.89	$7.77	$23.23	$27.10

Total Return	48.44%	40.18%	(66.18)%	(13.21)%	26.05%

Ratios to Average Net Assets:
Gross expenses	1.82%	1.89%	1.83%	1.73%	1.72%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.69%
Net investment income (loss)	(1.41)%	(0.97)%	0.10%	0.63%	0.82%

Supplemental Data:
Net assets, end of period (000’s)	$32,266	$16,830	$22,769	$23,541	$58,562
Portfolio turnover rate(b)	211%	153%	368%	418%	208%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP UltraNASDAQ-100 ::	221

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$16.10	$7.34	$26.93	$20.97	$41.79

Investment Activities:
Net investment income (loss)(a)	(0.21)	(0.13)	(0.13)	(0.05)	(0.13)
Net realized and unrealized gains (losses) on investments	5.88	8.89	(19.46)	6.01	(0.53)

Total income (loss) from investment activities	5.67	8.76	(19.59)	5.96	(0.66)

Distributions to Shareholders From:
Net realized gains on investments	—	—	—	—	(20.16)

Total distributions	—	—	—	—	(20.16)

Net Asset Value, End of Period	$21.77	$16.10	$7.34	$26.93	$20.97

Total Return	35.22%	119.35%	(72.74)%	28.42%	4.93%

Ratios to Average Net Assets:
Gross expenses	1.80%	1.79%	1.77%	1.69%	1.75%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.72%
Net investment income (loss)	(1.24)%	(1.20)%	(0.74)%	(0.19)%	(0.40)%

Supplemental Data:
Net assets, end of period (000’s)	$42,908	$31,422	$20,711	$99,909	$73,624
Portfolio turnover rate(b)	26%	423%	611%	979%	1,176%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount of timing of sales and purchases of fund shares during the period.

222	:: ProFund VP Bear ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$24.79	$34.42	$24.92	$25.78	$28.22

Investment Activities:
Net investment income (loss)(a)	(0.37)	(0.48)	0.06	0.85	0.89
Net realized and unrealized gains (losses) on investments	(4.05)	(9.10)	9.81	(0.71)	(2.99)

Total income (loss) from investment activities	(4.42)	(9.58)	9.87	0.14	(2.10)

Distributions to Shareholders From:
Net investment income	—	(0.05)	(0.37)	(1.00)	(0.34)

Net Asset Value, End of Period	$20.37	$24.79	$34.42	$24.92	$25.78

Total Return	(17.80)%	(27.87)%	39.92%	0.60%	(7.50)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.77%	1.71%	1.70%	1.74%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.70%
Net investment income (loss)	(1.57)%	(1.57)%	0.22%	3.37%	3.24%

Supplemental Data:
Net assets, end of period (000’s)	$26,303	$36,719	$52,965	$30,237	$29,385
Portfolio turnover rate(b)	599% (c)	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

Financial Highlights ::	ProFund VP Short Mid-Cap ::	223

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$20.16	$31.33	$24.00	$25.38	$26.39

Investment Activities:
Net investment income (loss)(a)	(0.29)	(0.40)	0.14	0.82	0.91
Net realized and unrealized gains (losses) on investments	(4.92)	(10.68)	7.44	(1.55)	(1.87)

Total income (loss) from investment activities	(5.21)	(11.08)	7.58	(0.73)	(0.96)

Distributions to Shareholders From:
Net investment income	—	(0.09)	(0.25)	(0.65)	(0.05)

Net Asset Value, End of Period	$14.95	$20.16	$31.33	$24.00	$25.38

Total Return	(25.84)%	(35.39)%	31.83%	(2.85)%	(3.64)%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.82%	1.73%	1.78%	1.82%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.67%
Net investment income (loss)	(1.57)%	(1.57)%	0.54%	3.41%	3.46%

Supplemental Data:
Net assets, end of period (000’s)	$1,775	$3,905	$4,017	$1,437	$5,210
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

224	:: ProFund VP Short Small-Cap ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$11.92	$17.72	$14.85	$14.58	$16.62

Investment Activities:
Net investment income (loss)(a)	(0.17)	(0.24)	0.08	0.50	0.56
Net realized and unrealized gains (losses) on investments	(3.28)	(5.49)	3.37	0.15	(2.50)

Total income (loss) from investment activities	(3.45)	(5.73)	3.45	0.65	(1.94)

Distributions to Shareholders From:
Net investment income	—	(0.07)	(0.58)	(0.38)	(0.10)

Net Asset Value, End of Period	$8.47	$11.92	$17.72	$14.85	$14.58

Total Return	(28.94)%	(32.37)%	24.08%	4.46%	(11.73)%

Ratios to Average Net Assets:
Gross expenses	1.80%	1.81%	1.71%	1.67%	1.67%
Net expenses	1.68%	1.67%	1.63%	1.62%	1.62%
Net investment income (loss)	(1.57)%	(1.57)%	0.49%	3.42%	3.52%

Supplemental Data:
Net assets, end of period (000’s)	$5,904	$13,365	$12,498	$15,367	$13,052
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Short Dow 30 ::	225

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Period May 1, 2006 through Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$7.88	$31.84		$26.69	$28.21	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.11)	(0.25)		(0.25)	0.86	0.72
Net realized and unrealized gains (losses) on investments	(1.62)	(6.49	)(c)	6.91	(1.64)	(2.51)

Total income (loss) from investment activities	(1.73)	(6.74)		6.66	(0.78)	(1.79)

Distributions to Shareholders From:
Net investment income	—	—		(1.51)	(0.74)	—
Return of capital	—	(0.05)		—	—	—
Net realized gains on investments	—	(17.17)		—	—	—

Total distributions	—	(17.22)		(1.51)	(0.74)	—

Net Asset Value, End of Period	$6.15	$7.88		$31.84	$26.69	$28.21

Total Return	(21.86)%	(25.39)%		25.51%	(2.67)%	(6.00)% (d)
Ratios to Average Net Assets:
Gross expenses(e)	2.21%	2.48%		1.98%	2.37%	2.25%
Net expenses(e)	1.68%	1.66%		1.63%	1.72% (f)	1.63%
Net investment income (loss)(e)	(1.57)%	(1.59)%		(0.79)%	3.21%	3.61%

Supplemental Data:
Net assets, end of period (000’s)	$59	$139		$232	$195	$204
Portfolio turnover rate(g)	—	—		—	—	—

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007.

(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

226	:: ProFund VP Short NASDAQ-100 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$11.99	$20.28	$14.18	$18.18	$18.56

Investment Activities:
Net investment income (loss)(a)	(0.17)	(0.24)	0.07	0.59	0.64
Net realized and unrealized gains (losses) on investments	(2.37)	(8.00)	6.59	(2.63)	(0.88)

Total income (loss) from investment activities	(2.54)	(8.24)	6.66	(2.04)	(0.24)

Distributions to Shareholders From:
Net investment income	—	(0.05)	(0.56)	(1.96)	(0.14)

Net Asset Value, End of Period	$9.45	$11.99	$20.28	$14.18	$18.18

Total Return	(21.18)%	(40.66)%	48.16%	(11.60)%	(1.31)%

Ratios to Average Net Assets:
Gross expenses	1.81%	1.81%	1.76%	1.71%	1.70%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.66%
Net investment income (loss)	(1.56)%	(1.57)%	0.41%	3.50%	3.34%

Supplemental Data:
Net assets, end of period (000’s)	$9,420	$12,034	$16,297	$11,845	$23,898
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Short International ::	227

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Period Aug. 31, 2007 through Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$24.09	$40.60	$29.39	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.38)	(0.56)	(0.25)	0.28
Net realized and unrealized gains (losses) on investments	(3.16)	(11.65)	11.48	(0.89)

Total income (loss) from investment activities	(3.54)	(12.21)	11.23	(0.61)

Distributions to Shareholders From:
Net investment income	—	—	(0.02)	—
Net realized gains on investments	—	(4.30)	—	—

Total distributions	—	(4.30)	(0.02)	—

Net Asset Value, End of Period	$20.55	$24.09	$40.60	$29.39

Total Return	(14.69)%	(30.28)%	38.23%	(2.03)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.87%	1.75%	1.77%	3.42%
Net expenses(d)	1.68%	1.66%	1.63%	1.64%	(e)
Net investment income (loss)(d)	(1.57)%	(1.55)%	(0.62)%	2.93%

Supplemental Data:
Net assets, end of period (000’s)	$1,213	$2,270	$4,943	$192
Portfolio turnover rate(f)	—	—	—	—

(a)	Period from commencement of operations

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not Annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.

(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

228	:: ProFund VP Short Emerging Markets ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Period Aug. 31, 2007 through Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$16.56	$32.29	$24.44	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.25)	(0.38)	(0.11)	0.26
Net realized and unrealized gains (losses) on investments	(2.80)	(15.35)	7.99	(5.82)

Total income (loss) from investment activities	(3.05)	(15.73)	7.88	(5.56)

Distributions to Shareholders From:
Net investment income	—	—	(0.03)	—

Net Asset Value, End of Period	$13.51	$16.56	$32.29	$24.44

Total Return	(18.42)%	(48.71)%	32.23%	(18.53)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.79%	1.86%	1.81%	3.60%
Net expenses(d)	1.68%	1.66%	1.63%	1.64%	(e)
Net investment income (loss)(d)	(1.56)%	(1.54)%	(0.36)%	3.15%

Supplemental Data:
Net assets, end of period (000’s)	$2,421	$1,071	$3,940	$181
Portfolio turnover rate(f)	—	—	—	—

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.

(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP UltraShort Dow 30 ::	229

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Period Sept. 14, 2006 through Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$9.17	$20.70	$23.18	$26.22	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.12)	(0.21)	0.11	0.68	0.30
Net realized and unrealized gains (losses) on investments	(2.98)	(8.95)	10.79	(3.35)	(4.08)

Total income (loss) from investment activities	(3.10)	(9.16)	10.90	(2.67)	(3.78)

Distributions to Shareholders From:
Net investment income	—	(0.01)	(0.46)	(0.37)	—
Net realized gains on investments	—	(2.36)	(12.92)	—	—

Total distributions	—	(2.37)	(13.38)	(0.37)	—

Net Asset Value, End of Period	$6.07	$9.17	$20.70	$23.18	$26.22

Total Return	(33.73)%	(46.08)%	39.37%	(10.16)%	(12.60)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.84%	1.89%	1.85%	2.30%	5.58%
Net expenses(d)	1.69% (e)	1.66%	1.63%	1.91% (f)	1.65%	(f)
Net investment income (loss)(d)	(1.58)%	(1.59)%	0.40%	2.90%	3.68%

Supplemental Data:
Net assets, end of period (000’s)	$506	$464	$264	$157	$175
Portfolio turnover rate(g)	—	—	—	—	—

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accural relative to sales and purchases of fund shares during the period.

(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period December 31, 2007 and 1.63% for the period September 14, 2006 through December 31, 2006.

(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

230	:: ProFund VP UltraShort NASDAQ-100 ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Period Sep. 14, 2006 through Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$12.30	$34.30	$18.97	$26.39	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.15)	(0.29)	0.06	0.60	0.29
Net realized and unrealized gains (losses) on investments	(4.89)	(21.71)	15.43	(7.68)	(3.90)

Total income (loss) from investment activities	(5.04)	(22.00)	15.49	(7.08)	(3.61)

Distributions to Shareholders From:
Net investment income	—	— (c)	(0.16)	(0.34)	—

Net Asset Value, End of Period	$7.26	$12.30	$34.30	$18.97	$26.39

Total Return	(41.02)%	(64.10)%	82.06%	(26.92)%	(12.03)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.74%	1.82%	1.87%	2.48%	5.46%
Net expenses(e)	1.61%	1.68%	1.63%	1.92% (f)	1.66%	(f)
Net investment income (loss)(e)	(1.49)%	(1.59)%	0.24%	2.88%	3.71%

Supplemental Data:
Net assets, end of period (000’s)	$1,761	$385	$647	$137	$176
Portfolio turnover rate(g)	—	—	—	—	—

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Amount is less than $0.005.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007 and 1.63% for the period September 14, 2006 through December 31, 2006.

(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Banks ::	231

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$11.74	$12.76	$24.30	$34.74	$30.26

Investment Activities:
Net investment income (loss)(a)	(0.11)	0.01	0.63	0.80	0.56
Net realized and unrealized gains (losses) on investments	1.09	(0.51)	(11.96)	(10.03)	4.09

Total income (loss) from investment activities	0.98	(0.50)	(11.33)	(9.23)	4.65

Distributions to Shareholders From:
Net investment income	(0.01)	(0.51)	(0.21)	(1.21)	(0.17)
Net realized gains on investments	—	(0.01)	—	—	—

Total distributions	(0.01)	(0.52)	(0.21)	(1.21)	(0.17)

Net Asset Value, End of Period	$12.71	$11.74	$12.76	$24.30	$34.74

Total Return	8.34%	(4.24)%	(46.91)%	(27.27)%	15.41%

Ratios to Average Net Assets:
Gross expenses	1.89%	1.88%	1.87%	1.91%	1.80%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.69%
Net investment income (loss)	(0.89)%	0.06%	3.46%	2.50%	1.74%

Supplemental Data:
Net assets, end of period (000’s)	$7,005	$7,033	$18,015	$9,877	$13,296
Portfolio turnover rate(b)	559%	913%	997%	683%	431%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

232	:: ProFund VP Basic Materials ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$40.45	$25.02	$51.69	$39.75	$34.55

Investment Activities:
Net investment income (loss)(a)	0.06	0.26	0.14	0.15	0.39
Net realized and unrealized gains (losses) on investments	11.89	15.34	(26.65)	12.03	4.94

Total income (loss) from investment activities	11.95	15.60	(26.51)	12.18	5.33

Distributions to Shareholders From:
Net investment income	(0.23)	(0.17)	(0.16)	(0.24)	(0.13)

Net Asset Value, End of Period	$52.17	$40.45	$25.02	$51.69	$39.75

Total Return	29.69%	62.38%	(51.42)%	30.71%	15.48%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.82%	1.73%	1.71%	1.79%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.74%
Net investment income (loss)	0.15%	0.78%	0.28%	0.33%	1.05%

Supplemental Data:
Net assets, end of period (000’s)	$79,361	$72,106	$24,636	$120,031	$30,632
Portfolio turnover rate(b)	134%	180%	191%	280%	378%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Biotechnology ::	233

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$21.76	$20.98		$20.60	$20.83	$21.73

Investment Activities:
Net investment income (loss)(a)	(0.36)	(0.32)		(0.34)	(0.34)	(0.37)
Net realized and unrealized gains (losses) on investments	1.47	1.10	(b)	0.72	0.11	(0.53)

Total income (loss) from investment activities	1.11	0.78		0.38	(0.23)	(0.90)

Net Asset Value, End of Period	$22.87	$21.76		$20.98	$20.60	$20.83

Total Return	5.10%	3.72%		1.84%	(1.15)%	(4.10)%

Ratios to Average Net Assets:
Gross expenses	1.79%	1.81%		1.75%	1.76%	1.84%
Net expenses	1.68%	1.66%		1.63%	1.63%	1.78%
Net investment income (loss)	(1.59)%	(1.54)%		(1.55)%	(1.61)%	(1.75)%

Supplemental Data:
Net assets, end of period (000’s)	$6,982	$8,031		$22,321	$16,676	$12,426
Portfolio turnover rate(c)	237%	256%		429%	486%	397%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

234	:: ProFund VP Consumer Goods ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$29.63	$24.61	$35.50	$33.48	$29.75

Investment Activities:
Net investment income (loss)(a)	0.34	0.38	0.27	0.25	0.31
Net realized and unrealized gains (losses) on investments	4.78	4.91	(9.39)	2.28	3.44

Total income (loss) from investment activities	5.12	5.29	(9.12)	2.53	3.75

Distributions to Shareholders From:
Net investment income	(0.17)	(0.27)	(0.40)	(0.51)	(0.02)
Net realized gains on investments	—	—	(1.37)	—	—

Total distributions	(0.17)	(0.27)	(1.77)	(0.51)	(0.02)

Net Asset Value, End of Period	$34.58	$29.63	$24.61	$35.50	$33.48

Total Return	17.36%	21.57%	(26.71)%	7.60%	12.62%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.89%	1.94%	1.82%	1.87%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.69%
Net investment income (loss)	1.10%	1.46%	0.88%	0.73%	0.99%

Supplemental Data:
Net assets, end of period (000’s)	$19,702	$16,894	$8,863	$30,133	$18,573
Portfolio turnover rate(b)	245%	242%	445%	437%	377%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Consumer Services ::	235

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$26.37	$20.16	$29.38	$32.02	$28.59

Investment Activities:
Net investment income (loss)(a)	(0.02)	(0.01)	(0.04)	(0.23)	(0.17)
Net realized and unrealized gains (losses) on investments	5.66	6.22	(9.18)	(2.41)	3.60

Total income (loss) from investment activities	5.64	6.21	(9.22)	(2.64)	3.43

Net Asset Value, End of Period	$32.01	$26.37	$20.16	$29.38	$32.02

Total Return	21.39%	30.80%	(31.38)%	(8.24)%	12.00%

Ratios to Average Net Assets:
Gross expenses	1.95%	2.51%	2.51%	2.07%	2.19%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.70%
Net investment income (loss)	(0.08)%	(0.06)%	(0.17)%	(0.70)%	(0.57)%

Supplemental Data:
Net assets, end of period (000’s)	$22,076	$6,404	$5,283	$2,458	$6,499
Portfolio turnover rate(b)	203%	467%	983%	618%	579%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

236	:: ProFund VP Financials ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$17.91	$15.82	$32.38	$40.64	$34.84

Investment Activities:
Net investment income (loss)(a)	(0.05)	0.06	0.46	0.41	0.34
Net realized and unrealized gains (losses) on investments	2.01	2.32	(16.72)	(8.11)	5.69

Total income (loss) from investment activities	1.96	2.38	(16.26)	(7.70)	6.03

Distributions to Shareholders From:
Net investment income	(0.06)	(0.29)	(0.30)	(0.56)	(0.23)

Net Asset Value, End of Period	$19.81	$17.91	$15.82	$32.38	$40.64

Total Return	10.93%	15.01%	(50.54)%	(19.11)%	17.35%

Ratios to Average Net Assets:
Gross expenses	1.80%	1.88%	1.85%	1.74%	1.76%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.68%
Net investment income (loss)	(0.25)%	0.39%	1.90%	1.04%	0.90%

Supplemental Data:
Net assets, end of period (000’s)	$28,268	$27,639	$22,598	$24,899	$49,610
Portfolio turnover rate(b)	140%	272%	413%	216%	247%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Health Care ::	237

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$28.19	$23.72	$31.42	$29.48	$28.01

Investment Activities:
Net investment income (loss)(a)	0.09	0.10	0.10	0.07	(0.08)
Net realized and unrealized gains (losses) on investments	0.71	4.53	(7.72)	1.87	1.55

Total income (loss) from investment activities	0.80	4.63	(7.62)	1.94	1.47

Distributions to Shareholders From:
Net investment income	(0.08)	(0.16)	(0.08)	—	—

Net Asset Value, End of Period	$28.91	$28.19	$23.72	$31.42	$29.48

Total Return	2.84%	19.56%	(24.29)%	6.58%	5.25%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.80%	1.76%	1.72%	1.76%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.72%
Net investment income (loss)	0.32%	0.43%	0.35%	0.24%	(0.29)%

Supplemental Data:
Net assets, end of period (000’s)	$23,108	$28,189	$25,778	$62,724	$67,288
Portfolio turnover rate(b)	49%	175%	265%	221%	123%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

238	:: ProFund VP Industrials ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$29.82	$24.19	$41.84	$37.45	$33.54

Investment Activities:
Net investment income (loss)(a)	0.13	0.18	0.14	0.02	(0.05)
Net realized and unrealized gains (losses) on investments	6.94	5.64	(16.76)	4.37	3.96

Total income (loss) from investment activities	7.07	5.82	(16.62)	4.39	3.91

Distributions to Shareholders From:
Net investment income	(0.07)	(0.19)	(0.02)	—	—
Net realized gains on investments	—	—	(1.01)	—	—

Total distributions	(0.07)	(0.19)	(1.03)	—	—

Net Asset Value, End of Period	$36.82	$29.82	$24.19	$41.84	$37.45

Total Return	23.75%	24.10%	(40.49)%	11.72%	11.66%

Ratios to Average Net Assets:
Gross expenses	1.89%	2.11%	1.89%	1.84%	1.93%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.77%
Net investment income (loss)	0.39%	0.69%	0.41%	0.04%	(0.14)%

Supplemental Data:
Net assets, end of period (000’s)	$17,340	$14,724	$8,756	$23,519	$9,581
Portfolio turnover rate(b)	238%	434%	422%	532%	753%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Internet ::	239

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$46.50	$26.23	$53.50	$48.95	$58.35

Investment Activities:
Net investment income (loss)(a)	(0.48)	(0.58)	(0.64)	(0.80)	0.33
Net realized and unrealized gains (losses) on investments	16.40	20.85	(21.72)	5.79	(0.11)

Total income (loss) from investment activities	15.92	20.27	(22.36)	4.99	0.22

Distributions to Shareholders From:
Net investment income	—	—	—	(0.44)	—
Net realized gains on investments	(1.69)	—	(4.91)	—	(9.62)

Total distributions	(1.69)	—	(4.91)	(0.44)	(9.62)

Net Asset Value, End of Period	$60.73	$46.50	$26.23	$53.50	$48.95

Total Return	35.27%	77.28%	(44.83)%	10.19%	1.36%

Ratios to Average Net Assets:
Gross expenses	1.81%	1.83%	1.79%	1.75%	1.81%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.71%
Net investment income (loss)	(0.95)%	(1.53)%	(1.42)%	(1.49)%	0.60%

Supplemental Data:
Net assets, end of period (000’s)	$17,774	$14,879	$2,438	$13,487	$9,275
Portfolio turnover rate(b)	233%	286%	270%	495%	343%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

240	:: ProFund VP Oil & Gas ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$39.64	$38.84	$66.69	$51.51	$47.02

Investment Activities:
Net investment income (loss)(a)	0.08	0.15	(0.15)	(0.17)	(0.08)
Net realized and unrealized gains (losses) on investments	6.93	5.73	(23.29)	16.79	9.13

Total income (loss) from investment activities	7.01	5.88	(23.44)	16.62	9.05

Distributions to Shareholders From:
Net investment income	(0.16)	—	—	—	—
Net realized gains on investments	—	(5.08)	(4.41)	(1.44)	(4.56)

Total distributions	(0.16)	(5.08)	(4.41)	(1.44)	(4.56)

Net Asset Value, End of Period	$46.49	$39.64	$38.84	$66.69	$51.51

Total Return	17.76%	15.50%	(36.95)%	32.48%	20.63%

Ratios to Average Net Assets:
Gross expenses	1.77%	1.81%	1.73%	1.71%	1.76%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.68%
Net investment income (loss)	0.21%	0.39%	(0.25)%	(0.30)%	(0.15)%

Supplemental Data:
Net assets, end of period (000’s)	$97,755	$82,607	$66,675	$194,871	$144,216
Portfolio turnover rate(b)	89%	109%	147%	180%	166%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Pharmaceuticals ::	241

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$22.95	$20.17		$25.47	$25.27	$22.56

Investment Activities:
Net investment income (loss)(a)	0.39	0.52		0.44	0.32	0.25
Net realized and unrealized gains (losses) on investments	(0.27)	2.83	(b)	(5.37)	0.26	2.51

Total income (loss) from investment activities	0.12	3.35		(4.93)	0.58	2.76

Distributions to Shareholders From:
Net investment income	(0.98)	(0.57)		(0.37)	(0.38)	(0.05)

Net Asset Value, End of Period	$22.09	$22.95		$20.17	$25.47	$25.27

Total Return	0.48%	16.90%		(19.51)%	2.32%	12.18%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.80%		1.77%	1.73%	1.75%
Net expenses	1.68%	1.65%		1.63%	1.63%	1.70%
Net investment income (loss)	1.78%	2.66%		1.99%	1.22%	1.02%

Supplemental Data:
Net assets, end of period (000’s)	$6,885	$13,122		$12,124	$12,511	$21,079
Portfolio turnover rate(c)	360%	508%		579%	443%	454%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

242	:: ProFund VP Precious Metals ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$42.00		$31.27	$51.82	$43.80	$41.15

Investment Activities:
Net investment income (loss)(a)	(0.71)		(0.58)	0.31	1.57	1.46
Net realized and unrealized gains (losses) on investments	14.54		11.62	(15.95)	8.11	1.55

Total income (loss) from investment activities	13.83		11.04	(15.64)	9.68	3.01

Distributions to Shareholders From:
Net investment income	—		(0.31)	(1.53)	(1.66)	(0.36)
Net realized gains on investments	—		—	(3.38)	—	—

Total distributions	—		(0.31)	(4.91)	(1.66)	(0.36)

Net Asset Value, End of Period	$55.83		$42.00	$31.27	$51.82	$43.80

Total Return	32.93%		35.33%	(30.76)%	22.46%	7.36%

Ratios to Average Net Assets:
Gross expenses	1.76%		1.80%	1.71%	1.70%	1.74%
Net expenses	1.68%		1.67%	1.63%	1.63%	1.70%
Net investment income (loss)	(1.56)%		(1.57)%	0.68%	3.41%	3.30%

Supplemental Data:
Net assets, end of period (000’s)	$174,735		$131,107	$91,604	$162,242	$125,274
Portfolio turnover rate(b)	694%	(c)	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that includes the purchase of long-term instruments.

Financial Highlights ::	ProFund VP Real Estate ::	243

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$35.97	$28.71	$49.44	$65.64	$52.36

Investment Activities:
Net investment income (loss)(a)	0.56	0.89	0.86	0.07	0.68
Net realized and unrealized gains (losses) on investments	8.17	7.08	(21.04)	(12.64)	16.04

Total income (loss) from investment activities	8.73	7.97	(20.18)	(12.57)	16.72

Distributions to Shareholders From:
Net investment income	(1.26)	(0.71)	—	(0.89)	(0.34)
Return of capital	(0.27)	—	—	—	—
Net realized gains on investments	—	—	(0.55)	(2.74)	(3.10)

Total distributions	(1.53)	(0.71)	(0.55)	(3.63)	(3.44)

Net Asset Value, End of Period	$43.17	$35.97	$28.71	$49.44	$65.64

Total Return	24.69%	27.90%	(41.25)%	(19.61)%	32.49%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.88%	1.79%	1.73%	1.76%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.70%
Net investment income (loss)	1.41%	3.10%	1.90%	0.11%	1.13%

Supplemental Data:
Net assets, end of period (000’s)	$18,534	$18,585	$12,752	$28,804	$70,460
Portfolio turnover rate(b)	289%	432%	418%	603%	719%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

244	:: ProFund VP Semiconductor ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$17.94	$10.94	$21.79	$20.35	$22.18

Investment Activities:
Net investment income (loss)(a)	0.01	0.08	(0.04)	(0.14)	(0.21)
Net realized and unrealized gains (losses) on investments	2.19 (b)	6.92	(10.81)	1.58	(1.36)

Total income (loss) from investment activities	2.20	7.00	(10.85)	1.44	(1.57)

Distributions to Shareholders From:
Net investment income	(0.16)	—	—	—	—
Net realized gains on investments	—	—	—	—	(0.26)

Total distributions	(0.16)	—	—	—	(0.26)

Net Asset Value, End of Period	$19.98	$17.94	$10.94	$21.79	$20.35

Total Return	12.40%	63.99%	(49.79)%	7.08%	(7.09)%

Ratios to Average Net Assets:
Gross expenses	1.96%	1.89%	1.96%	1.83%	1.89%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.80%
Net investment income (loss)	0.08%	0.57%	(0.21)%	(0.63)%	(0.96)%

Supplemental Data:
Net assets, end of period (000’s)	$2,684	$9,575	$1,211	$5,297	$5,998
Portfolio turnover rate(c)	385%	576%	418%	748%	722%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Technology ::	245

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$15.19	$9.41	$16.91	$14.77	$14.91

Investment Activities:
Net investment income (loss)(a)	(0.11)	(0.08)	(0.11)	(0.16)	(0.16)
Net realized and unrealized gains (losses) on investments	1.74	5.86	(7.39)	2.30	1.27

Total income (loss) from investment activities	1.63	5.78	(7.50)	2.14	1.11

Distributions to Shareholders From:
Net realized gains on investments	—	—	—	—	(1.25)

Total distributions	—	—	—	—	(1.25)

Net Asset Value, End of Period	$16.82	$15.19	$9.41	$16.91	$14.77

Total Return	10.73%	61.42%	(44.35)%	14.41%	8.07%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.79%	1.75%	1.72%	1.78%
Net expenses	1.68%	1.67%	1.63%	1.63%	1.68%
Net investment income (loss)	(0.75)%	(0.64)%	(0.82)%	(1.01)%	(1.07)%

Supplemental Data:
Net assets, end of period (000’s)	$15,783	$27,016	$7,017	$35,445	$18,517
Portfolio turnover rate(b)	103%	225%	238%	332%	254%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

246	:: ProFund VP Telecommunications ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$6.73	$6.76	$19.31	$18.00	$13.48

Investment Activities:
Net investment income (loss)(a)	0.24	0.36	0.35	0.29	0.23
Net realized and unrealized gains (losses) on investments	0.79	0.10 (b)	(5.89)	1.24	4.37

Total income (loss) from investment activities	1.03	0.46	(5.54)	1.53	4.60

Distributions to Shareholders From:
Net investment income	(0.20)	(0.49)	(1.07)	(0.16)	(0.08)
Net realized gains on investments	—	—	(5.94)	(0.06)	—

Total distributions	(0.20)	(0.49)	(7.01)	(0.22)	(0.08)

Net Asset Value, End of Period	$7.56	$6.73	$6.76	$19.31	$18.00

Total Return	15.68%	7.32%	(34.42)%	8.39%	34.28%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.87%	1.79%	1.72%	1.75%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.68%
Net investment income (loss)	3.51%	5.61%	2.70%	1.45%	1.40%

Supplemental Data:
Net assets, end of period (000’s)	$17,796	$11,730	$14,371	$35,618	$44,158
Portfolio turnover rate(c)	337%	689%	613%	411%	525%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Utilities ::	247

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$27.45	$25.78	$39.33	$34.84	$29.64

Investment Activities:
Net investment income (loss)(a)	0.71	0.71	0.53	0.46	0.54
Net realized and unrealized gains (losses) on investments	0.86	2.00	(12.26)	4.97	5.11

Total income (loss) from investment activities	1.57	2.71	(11.73)	5.43	5.65

Distributions to Shareholders From:
Net investment income	(0.66)	(1.04)	(0.91)	(0.52)	(0.45)
Net realized gains on investments	—	—	(0.91)	(0.42)	—

Total distributions	(0.66)	(1.04)	(1.82)	(0.94)	(0.45)

Net Asset Value, End of Period	$28.36	$27.45	$25.78	$39.33	$34.84

Total Return	5.95%	10.73%	(30.70)%	15.80%	19.22%

Ratios to Average Net Assets:
Gross expenses	1.77%	1.83%	1.75%	1.72%	1.75%
Net expenses	1.68%	1.66%	1.63%	1.63%	1.68%
Net investment income (loss)	2.65%	2.84%	1.54%	1.22%	1.68%

Supplemental Data:
Net assets, end of period (000’s)	$33,894	$38,269	$35,540	$195,220	$104,601
Portfolio turnover rate(b)	61%	139%	82%	168%	153%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

248	:: ProFund VP U.S. Government Plus ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$17.88	$47.26	$32.10	$30.20	$32.75

Investment Activities:
Net investment income (loss)(a)	0.08	(0.05)	0.58	1.06	1.04
Net realized and unrealized gains (losses) on investments	1.73	(14.27)	15.15	1.91	(2.55)

Total income (loss) from investment activities	1.81	(14.32)	15.73	2.97	(1.51)

Distributions to Shareholders From:
Net investment income	(0.08)	—	(0.57)	(1.07)	(1.04)
Return of capital	—	(0.01)	—	—	—
Net realized gains on investments	—	(15.05)	—	—	—

Total distributions	(0.08)	(15.06)	(0.57)	(1.07)	(1.04)

Net Asset Value, End of Period	$19.61	$17.88	$47.26	$32.10	$30.20

Total Return	10.10%	(32.62)%	49.73%	10.12%	(4.52)%

Ratios to Average Net Assets:
Gross expenses	1.47%	1.53%	1.45%	1.43%	1.42%
Net expenses	1.38%	1.36%	1.33%	1.33%	1.38%
Net investment income (loss)	0.42%	(0.16)%	1.71%	3.55%	3.45%

Supplemental Data:
Net assets, end of period (000’s)	$40,789	$42,382	$125,484	$94,705	$33,259
Portfolio turnover rate(b)	658%	808%	464%	474%	1,308%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights ::	ProFund VP Rising Rates Opportunity ::	249

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$14.29	$10.87	$18.53	$20.70	$19.13

Investment Activities:
Net investment income (loss)(a)	(0.20)	(0.21)	0.08	0.72	0.70
Net realized and unrealized gains (losses) on investments	(2.09)	3.70	(6.82)	(1.72)	1.26

Total income (loss) from investment activities	(2.29)	3.49	(6.74)	(1.00)	1.96

Distributions to Shareholders From:
Net investment income	—	(0.07)	(0.92)	(1.17)	(0.39)

Net Asset Value, End of Period	$12.00	$14.29	$10.87	$18.53	$20.70

Total Return	(16.03)%	32.18%	(37.97)%	(5.20)%	10.15%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.73%	1.68%	1.63%	1.64%
Net expenses	1.68%	1.66%	1.63%	1.58%	1.61%
Net investment income (loss)	(1.57)%	(1.57)%	0.44%	3.47%	3.31%

Supplemental Data:
Net assets, end of period (000’s)	$59,488	$55,810	$36,590	$75,041	$130,894
Portfolio turnover rate(b)	436% (c)	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

250	:: ProFund VP Falling U.S. Dollar ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Period Aug. 31, 2007 through Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.15	$30.18	$31.85	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.50)	(0.55)	0.15	0.29
Net realized and unrealized gains (losses) on investments	(0.28)	1.49	(1.70)	1.56

Total income (loss) from investment activities	(0.78)	0.94	(1.55)	1.85

Distributions to Shareholders From:
Net investment income	—	(0.97)	(0.08)	—
Net realized gains on investments	—	—	(0.04)	—

Total distributions	—	(0.97)	(0.12)	—

Net Asset Value, End of Period	$29.37	$30.15	$30.18	$31.85

Total Return	(2.59)%	3.04%	(4.86)%	6.17%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.92%	2.03%	1.62%	2.52%
Net expenses(d)	1.82% (e)	1.91% (e)	1.58%	1.63%
Net investment income (loss)(d)	(1.72)%	(1.82)%	0.46%	2.78%

Supplemental Data:
Net assets, end of period (000’s)	$1,315	$1,911	$2,339	$532
Portfolio turnover rate(f)	—	—	—	—

(a)	Period from commencement of operations

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods les than one year.

(e)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights ::	ProFund VP Money Market ::	251

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2010		Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006

Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000		$1.000	$1.000

Investment Activities:
Net investment income (loss)	—	(a)	—	(a)	0.008		0.037	0.036

Distributions to Shareholders From:
Net investment income	—	(a)	—	(a)	(0.008)		(0.037)	(0.036)

Net Asset Value, End of Period	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return	0.02%		0.03%		0.84%		3.77%	3.68%

Ratios to Average Net Assets:
Gross expenses	1.45%		1.41%		1.49%		1.37%	1.33%
Net expenses	0.09%	(b)	0.06%	(b)	0.99%	(b)	1.30%	1.29%
Net investment income (loss)	0.02%		0.03%		0.82%		3.67%	3.65%

Supplemental Data:
Net assets, end of period (000’s)	$172,220		$228,295		$275,018		$251,771	$152,750

(a)	Amount is less than $0.0005.

(b)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum net yield.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds VP in their current Statement of Additional Information, dated May 1, 2011, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at profunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports or make inquiries to the ProFunds VP by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717 or (240) 497-6552

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090

ProFunds and the Bull & Bear design, ProFunds VP Rising Rates Opportunity and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, MD	PROVP-511

Money Market ProFund

Investor Class	MPIXX
Service Class	MPSXX

MAY 1, 2011

Prospectus	Investor Class and Service Class Shares

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

3	Summary Section
4	Money Market ProFund
7	Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
9	Fund Management
11	General Information
15	Shareholder Services Guide
25	Financial Highlights

Receive investor materials electronically:

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

1.	Go to www.icsdelivery.com

2.	Select the first letter of your brokerage firm’s name.

3.	From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.

4.	Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

3

Summary Section

4	:: Money Market ProFund ::	TICKERS :: Investor Class MPIXX :: Service Class MPSXX

Important Information About the Fund

An investment in Money Market ProFund (the “Fund”) is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that the Fund will do so, and you could lose money by investing in this Fund.

Investment Objective

The Fund seeks a high level of current income consistent with liquidity and preservation of capital.

Fees and Expenses of the Fund

The Fund is a feeder fund that currently invests substantially all of its assets in a master fund, the Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to its investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

On April 25, 2001, shareholders of the Fund approved an investment advisory agreement with ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) under which ProFund Advisors serves as investment adviser of the Fund. No fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of the Fund. The Fund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the Fund shareholders’ best interests.

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.81%	0.81%

Total Annual Fund Operating Expenses**	0.93%	1.93%

*	Reflects the expenses of both the Fund and the Portfolio.

**	The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Advisor. The Advisor may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the Fund’s future yield.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example includes the combined expenses of the Fund and the Portfolio. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$95	$296	$515	$1,143
Service Class Shares	$196	$606	$1,042	$2,254

Principal Investment Strategies

The Fund pursues its investment objective through a “master feeder” arrangement. The Fund invests substantially all of its assets in the Portfolio, a separate investment company managed by DIMA with an identical investment objective. The Portfolio invests in high quality, short-term, U.S. dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

>

debt obligations issued by U.S. and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

>	U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. government.

>	repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed upon price.

>

asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

Under normal market conditions, the Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the Portfolio’s eligibility requirements. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

The Portfolio maintains a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets. The Portfolio is managed according to certain guidelines of Rule 2a-7 under the Investment Company Act of 1940, as amended. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio also may invest in longer-term securities that have features reducing their maturities to 397 days or less on their purchase date. The Portfolio buys securities that at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations; or

>	have no short-term rating, but are deemed by the Portfolio’s investment adviser to be of comparable quality to a security that

FUND NUMBERS :: Investor Class 001 :: Service Class 021 ::	Money Market ProFund ::	5

has received a rating in one of the two highest short-term categories; provided that, if the security has a long-term rating, it must be rated in one of the top three highest long-term rating categories by two NRSROs or one NRSRO if that NRSRO is the only NRSRO that rates such obligation; and

>

do not result in the Portfolio holding more than 3% of its total assets in second tier securities (which are otherwise eligible securities that do not have the requisite ratings in the highest short-term rating category or if unrated, are not deemed by the Portfolio’s investment adviser to be comparable to that category), provided that the Portfolio will not purchase a second tier security with a remaining maturity greater than 45 days.

The Portfolio maintains certain minimum liquidity standards such that:

>

the Portfolio may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the Portfolio would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. government obligations);

>

the Portfolio may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the Portfolio would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. government obligations and government agency discount notes with remaining maturities of 60 days or less); and

>

the Portfolio may not purchase an illiquid security if, immediately after purchase, the Portfolio would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the Portfolio).

Please see Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. The Fund permits short-term trading of its Shares, which may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Risk — A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. The Portfolio primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Securities that rely on third party guarantees to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Portfolio, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Portfolio may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. The value of debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Portfolio to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Financial Services Industry Concentration Risk  — Because the Portfolio may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

Foreign Investment Risk — The Portfolio may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Market Risk — The Portfolio is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

6	:: Money Market ProFund ::	TICKERS :: Investor Class MPIXX :: Service Class MPSXX

Master/Feeder Risk — While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeder funds, if any, of their shares in the Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a substantial portion of the Portfolio’s holdings at a time when it may be disadvantageous to do so. Also, other feeder funds of the Portfolio, if any, may have a greater ownership interest in the Portfolio than the Fund’s interest, and, therefore, could have effective voting control over the operation of the Portfolio.

Money Market Fund Risk — The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Portfolio’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Portfolio may have a significant adverse effect on the share price of the Fund. See Master/Feeder Risk.

Prepayment Risk — When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Security Selection Risk  — While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio’s yield to lag behind those of similar money market funds.

Please see Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings in the Fund’s full prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows the Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. Past results are not predictive of future results. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expenses waivers, the performance shown would have been lower. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Best Quarter (ended 03/31/2001): 1.28%;

Worst Quarter (ended 12/31/2010): 0.01%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares	0.02%	2.19%	1.85%	11/17/97
Service Class Shares	0.02%	1.58%	1.17%	11/17/97

The 7-day yield (the income for the previous 7 days projected over a full year) for the Fund as of December 31, 2010 was 0.02% for Investor Class Shares and 0.02% for Service Class Shares.

Management

The Fund currently seeks its investment objective by investing all of its assets in a portfolio managed by DIMA. DIMA makes the Portfolio’s investment decisions and assumes responsibility for the securities the Portfolio owns.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Shares on any day which the New York Stock Exchange is open for business. You may redeem Shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of the Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

7

Investment Objective,
Principal Investment Strategies,
Related Risks and Disclosure of
Portfolio Holdings

8	:: Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains additional detail on the Fund’s principal investment strategies and related risks you face as a shareholder of the Fund and also information about how to find out more about the Fund’s portfolio holding disclosure policy.

Investment Objective

The Money Market ProFund (the “Fund”) offered herein is a series of ProFunds Trust (the “Trust”) and seeks a high level of current income consistent with liquidity and the preservation of capital.

The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders.

Principal Investment Strategies

The Fund pursues its investment objective through a “master feeder” arrangement. The Fund invests substantially all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may invest in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate, such as debt obligations issued by U.S. and foreign banks, financial institutions, corporations or other entities, including certificates of deposits, euro-time deposits, commercial paper, notes and funding agreements, U.S. government securities, repurchase agreements and asset-backed securities.

The Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the Portfolio’s eligibility requirements. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

The Portfolio maintains a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets. The Portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio also may invest in longer-term securities that have features reducing their maturities to 397 days or less on their purchase date. The Portfolio buys securities that at the time of purchase:

>

have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations; or

>

have no short-term rating, but are deemed by the Portfolio’s investment adviser to be of comparable quality to a security that has received a rating in one of the two highest short-term categories; provided that, if the security has a long-term rating, it must be rated in one of the top three highest long-term rating categories by two NRSROs or one NRSRO if that NRSRO is the only NRSRO that rates such obligation.

Principal Risks

The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Summary Prospectus. The Fund is exposed to these risks through its investment in the Portfolio. The Fund may be subject to risks in addition to those identified as principal risks.

The Statement of Additional Information (“SAI”) contains more information about the Fund’s investment strategies and related risks.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at profunds.com. A complete list of the Portfolio’s portfolio holdings, including information required by applicable regulations, is posted once each month on www.dbadvisorsliquidity.com/US (the website does not form a part of this prospectus). Portfolio holdings as of each month-end are posted to www.dbadvisorsliquidity.com/US within five business days of the date of the applicable portfolio holdings information. More frequent posting of portfolio holdings information may be made from time to time on www.dbadvisorsliquidity.com/US, as applicable. The posted portfolio holdings information generally remains accessible for a period of not less than six months. The Portfolio also may post on www.dbadvisorsliquidity.com/US, on the same or a more frequent basis, various depictions or portfolio characteristics such as the allocation of the Portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the Portfolio.

9

Fund Management

10	:: Fund Management

Board Of Trustees And Officers

The Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the Money Market ProFund (the “Fund”) and other series of the Trust (collectively, “ProFunds”).

Investment Adviser

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. ProFund Advisors has served as investment advisor since the Fund’s inception in 1997.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Fund is available in the Fund’s annual report to shareholders dated December 31, 2010. During the year ended December 31, 2010, Money Market ProFund did not pay any fees to the Advisor.

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

Portfolio Management

Deutsche Investment Management Americas Inc.

The Fund currently seeks its investment objective by investing all of its assets in the Portfolio managed by Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, New York 10154. Under the oversight of the Board of Trustees of the Portfolio, DIMA makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DIMA is entitled to receive for its services as investment adviser to the Portfolio a fee calculated daily and paid monthly at the annual rate of 0.15% of the first $3 billion of the Portfolio’s average daily net assets, 0.1325% on the next $4.5 billion and 0.12% thereafter. During the year ended December 31, 2010, the Portfolio paid DIMA investment advisory fees equal to 0.11% net of waivers, of the average daily net assets of the Portfolio.

DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DIMA has determined that the sale of shares of the Fund and ProFunds is likely, through exchanges and otherwise, to increase the size of the Fund and has, therefore, committed to provide the Distributor with additional resources in order to enhance the visibility and distribution of the Fund and ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Money Market ProFund under a Management Services Agreement. During the year ended December 31, 2010, ProFund Advisors received fees equal to 0.0% of the average daily net assets of the Fund for client support and administrative services, and for feeder fund management, administration and reporting with respect to the Fund’s relationship to the Portfolio.

11

General Information

12	:: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received by the transfer agent in good order (i.e. required forms are complete and, in the case of a purchase, correct payment is received). Money Market ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class and dividing that amount by the number of that class’ outstanding shares.

Money Market ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veteran’s Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by ProFunds’ Board of Trustees (the “Trustees”). This method does not reflect daily fluctuations in market value.

Dividends and Distributions

Money Market ProFund intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

Dividends		Capital Gains

Accrued	Paid	Paid
Daily	Monthly	Annually+

+	ProFunds does not announce dividend distribution dates in advance.

Money Market ProFund:

>	may declare additional capital gains distributions during a year.

>	reserves the right to include in a dividend any short-term capital gains on securities that it sells.

>	will reinvest distributions in additional shares of Money Market ProFund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, Money Market ProFund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another series of ProFunds (each, a “ProFund”) regardless of amount.

>

Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant NAV of $1.00 per share.

>

Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by Money Market ProFund’s transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed.

>	Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary for U.S. taxpayers. The discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences. Please see “Taxation” in the SAI for more information.

>

The Fund intends to qualify as a “regulated investment company” for federal tax purposes. As such, it does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it timely distributes to shareholders.

>

Because the Fund invests all of its assets in the Portfolio, which is classified as a partnership for U.S. federal income tax purposes, the amount and character of the Fund’s income, gains, losses, deductions and other tax items for each taxable year generally is determined at the Portfolio level. The Fund is required to take into account its share of the Portfolio’s income, gains, losses, deductions and other tax items for each taxable year substantially as though such items had been realized directly by the Fund and without regard to whether the Portfolio distributes any cash to the Fund.

>

The Fund expects to distribute all or substantially all of its net investment income and capital gains to shareholders every year. Shareholders will generally be subject to tax on the Fund’s distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.

>	Distributions of investment income are generally taxed to a shareholder as ordinary income.

General Information ::	13
>

Whether a distribution of capital gains by the Fund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long the Portfolio owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund. Distributions of capital gains from investments owned (or treated as owned) by the Portfolio for more than 12 months and that are properly reported by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of capital gains from investments owned (or treated as owned) by the Portfolio for 12 months or less will be taxable to shareholders as ordinary income. The Fund does not expect any significant portion of its distributions to be taxable as long-term capital gains.

>

For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. It is currently unclear whether the special tax treatment of qualified dividend income will be extended to taxable years beginning on or after January 1, 2013. The Fund does not expect any significant portion of its distributions to be derived from or reported as qualified dividend income.

>

Dividends declared by the Fund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>

If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in the Fund’s shares resulting in gain from selling shares held for more than one year generally are taxed at long-term capital gain rates while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates. It is not expected that any gain or loss will be realized in respect of Fund shares because of the Funds’ policy to maintain its net asset value at a constant $1.00 per share.

>

If shareholders exchange shares of the Fund for shares of another ProFund, this will be treated as a sale of the Fund’s shares and any gain on the transaction will generally be subject to federal income tax.

>

Long-term capital gain rates applicable to individuals have been reduced — in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning on or before January 1, 2013. It is currently unclear whether these long-term capital gain rates will be extended to taxable years beginning on or after January 1, 2013.

>

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

>

Income and gains from investments in securities of foreign issuers, if any, may be subject to withholding or other taxes. In such cases, the yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to such foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

>

The Fund is required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through December 31, 2012 to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. After December 31, 2012 the backup withholding tax rate will be 31% unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the Fund beginning before January 1, 2012, the Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund and certain other requirements are met. The Fund may opt not to separately report the portion of its distributions that would be eligible for these withholding tax exemptions. As of the date of this Prospectus, it is unclear whether Congress will extend these withholding tax exemptions for taxable years beginning on or after January 1, 2012.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommend that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of an investment in the Fund.

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15

Shareholder Services Guide

16	:: Shareholder Services Guide

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.
Fund Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired,

>    the ProFund(s) in which you wish to invest

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds),

>    Bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.	Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via ACH	Step 1: Complete a New Account Form (see “Completing your New Account Form”).	Step 1: Establish bank instructions on your account by completing a Bank Authorization Form (if not already established).
Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.

Step 2:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount,

>    the ProFund(s) in which you wish to invest,

You will be provided given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

Shareholder Services Guide ::	17

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds). Please note that the maximum ACH purchase is $50,000.

By Internet via ACH	Step 1: Go to profunds.com.	Step 1: Go to profunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.
	Step 4: Follow instructions for making a purchase.	Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.
*	Under certain circumstances, ProFunds may waive minimum initial investment amounts.

18	:: Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

Individual Investors:

(888) 776-3637 or (614) 470-8122

Financial Professionals and Institutions:

(888) 776-5717 or (240) 497-6552

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone:	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.
Internet:	profunds.com
Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

Money Market ProFund (the “Fund”) offers two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. (the “Distributor”) or through authorized financial professionals (“Authorized Financial Professionals”). Service Class Shares may only be purchased through Authorized Financial Professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it. The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts on-line. Go to profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived and/or the Advisor may pay the fee in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your Authorized Financial Professional for information on opening an account to invest in the Fund.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for specific information.

>

When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	Be sure all parties named on the account sign the New Account Form.

Shareholder Services Guide ::	19

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions, may be suspended, restricted, canceled or processed, and the proceeds may be withheld.

Purchasing Shares

ProFunds offers you the options to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after it (or an Authorized Financial Professional) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH (as applicable) received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and the Distributor may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number; and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>

Any New Account Form, check or wire order received that does not designate the Fund will be used to purchase shares (i) in a ProFund in your existing account if you have an investment in only one ProFund, then (ii) in Investor Class or Service Class Shares, as applicable, of the Fund if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor the Distributor will be responsible for investment opportunities lost as a result of investments being directed to an existing active ProFund account, or for checks. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received, or for ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>	ProFunds may reject or cancel any purchase orders for any reason.

>	The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of the Fund, for Investor or Service Class shares of other publicly available series of ProFunds Trust or Access One Trust (each, a “ProFund” or “Access One Fund,” respectively) that offers such shares. Exchange requests, like any other share transaction, are subject to the Fund’s transaction cut-off times described under “Transaction Cut-Off Times.” The other series of either ProFunds Trust and Access One Trust are each offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;

>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>	the share class of the Fund you are exchanging from and the share class and name of a ProFund or Access One Fund you are exchanging into.

Please note that the transaction cut-off times of the Fund may differ from those of another fund. In an exchange between the Fund and a ProFund or Access One Fund with a different cut-off time, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the ProFund or Access One Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can also perform exchanges by mail and on-line at profunds.com.

Important Information You Should Know When You Exchange Shares:

>

An exchange involves selling shares of the Fund and buying shares of a ProFund or Access One Fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

20	:: Shareholder Services Guide
>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>

None of ProFunds, the Distributor or the Fund’s transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the Fund from which you are exchanging.

>

The redemption and purchase will be processed at the next calculated NAVs of the respective ProFund or Access One Fund offering such class after ProFunds has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.

>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	the name of the Money Market ProFund;

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You May Receive Your Redemption Proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>

The Fund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Telephone redemption privileges do not apply to retirement accounts.

>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your Fund account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your Fund position open.

>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days from the purchase date before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with the Fund, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, the Fund reserves the right to modify its minimum account requirements at any time with or without prior notice.

The Fund reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your Fund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the Fund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Shareholder Services Guide ::	21

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by the Fund’s transfer agent, distributor, or financial intermediary designated by ProFunds as an authorized agent. Transaction orders in the Fund account must be received in good order by the Fund’s transfer agent or distributor before identified cut-off times to be processed at that business day’s NAV. Certain financial intermediaries may impose cut-off times different from those described below. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e. calls must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. Certain financial intermediaries may impose cut-off times different than those described below.

The following are transaction cut-off times for the Fund.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	4:00 p.m.
By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.
By Internet and Interactive Voice Response System (“IVR”):	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

On any day that the Fund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;

>	A check is being mailed to an address different from the one on your account.

>	A check or wire is being made payable to someone other than the account owner;

>	Redemption proceeds are being transferred to an account with a different registration;

>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your Fund account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, the Distributor or the Fund’s agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in the Fund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, the Fund’s transfer agent nor the Distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited back into the shareholder’s account of the Fund.

Frequent Purchases and Redemptions of ProFund Shares

It is the general policy of ProFunds to permit frequent purchases and redemptions of the Fund shares. The Fund imposes no restrictions and charges no redemption fees to prevent or minimize

22	:: Shareholder Services Guide

frequent purchases and redemptions of its shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this policy, ProFunds may reject any purchase request for any reason. As noted under “Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Fund and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively affect the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Draft Checks

You may elect to redeem shares of the Fund by draft check. You are responsible for ensuring that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature card, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with Fund accounts will receive quarterly Fund statements showing the market value of their Fund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFree™”.

Tax Statements

Each year ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares and distributions from, and contributions to, IRAs and other retirement plans.

Electronic Document Delivery Program —PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFree™, ProFunds’ electronic document delivery service. You may also choose to receive your Fund prospectus, shareholder reports and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree™ service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries (Authorized Financial Professionals) may accept purchase and redemption orders on the Fund’s behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although ProFunds may effect portfolio transactions through broker dealers who sell the Fund Shares, ProFunds does not consider the sale of Fund Shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by the Fund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Board of Trustees and administered by the Distributor, the Fund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Fund and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the Fund, including compensating the Distributor and other third parties, including financial firms, for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the Fund contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and the Advisor from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial

Shareholder Services Guide ::	23

consultants, providing assistance in training and educating the financial firms’ personnel and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other Funds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and other Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than the Fund and/or the Funds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or the Advisor to financial firms, please see the SAI.

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25

Financial Highlights

The following table is intended to help you understand the financial history of Investor Class and Service Class Shares of Money Market ProFund for the past five years. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Money Market ProFund, assuming reinvestment of all dividends and distributions. Information for the years ending December 31,2010, 2009, 2008, and 2007 has been audited by PricewaterhouseCoopers LLP whose report appears in the Annual Report of the Money Market ProFund, which is available upon request. Information for the year ended December 31, 2006 was audited by another independent registered public accounting firm.

26	:: Money Market ProFund ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From				Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses(a),(b)	Net Expenses(a)		Net Investment Income(a)	Net Assets, End of Period (000’s)
Money Market ProFund

Investor Class
Year Ended December 31, 2010	$1.000	—	(c)	—	(c)	—	(c)	— (c)	— (c)	$1.000	0.02%	0.93%	0.30	%(d)	0.02%	$464,048
Year Ended December 31, 2009	$1.000	0.001		—	(c)	0.001		(0.001)	(0.001)	$1.000	0.05%	0.97%	0.55	%(d)	0.06%	$509,584
Year Ended December 31, 2008	$1.000	0.021		—	(c)	0.021		(0.021)	(0.021)	$1.000	2.08%	0.84%	0.84%		2.09%	$580,465
Year Ended December 31, 2007	$1.000	0.045		—	(c)	0.045		(0.045)	(0.045)	$1.000	4.63%	0.83%	0.83%		4.50%	$595,106
Year Ended December 31, 2006	$1.000	0.042		—	(c)	0.042		(0.042)	(0.042)	$1.000	4.25%	0.85%	0.85%		4.19%	$511,709

Service Class
Year Ended December 31, 2010	$1.000	—	(c)	—	(c)	—	(c)	— (c)	— (c)	$1.000	0.02%	1.93%	0.30	%(d)	0.02%	$114,050
Year Ended December 31, 2009	$1.000	—	(c)	—	(c)	—	(c)	— (c)	— (c)	$1.000	0.03%	1.39%	0.58	%(d)	0.03%	$104,635
Year Ended December 31, 2008	$1.000	0.011		—	(c)	0.011		(0.011)	(0.011)	$1.000	1.09%	1.80%	1.80%		1.13%	$123,685
Year Ended December 31, 2007	$1.000	0.035		—	(c)	0.035		(0.035)	(0.035)	$1.000	3.59%	1.83%	1.83%		3.50%	$107,138
Year Ended December 31, 2006	$1.000	0.032		—	(c)	0.032		(0.032)	(0.032)	$1.000	3.22%	1.85%	1.85%		3.19%	$75,663

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.
(b)

For the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, the Advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rata basis. The corresponding impact to the gross expense ratio would be an increase of 0.01%, 0.03%, 0.04% and 0.02%, respectively, included.

(c)	Amount is less than $0.0005.
(d)	The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

See accompanying notes to the financial statements.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of Money Market ProFund (the “Fund”) is available in the annual and semi-annual reports to shareholders of the Fund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Money Market ProFund in its current Statement of Additional Information (“SAI”), dated May 1, 2011, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, on-line at profunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make enquiries to the Fund by writing us at the address set forth below or calling to toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull & Bear design and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and are licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, Maryland	MPI-511

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Non-Equity ProFunds VP” and ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP

Bull

Mid-Cap

Small-Cap

Dow 30

NASDAQ-100

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

Japan

International

Emerging Markets

ULTRA PROFUNDS VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraNASDAQ-100

INVERSE PROFUNDS VP

Bear

Short Mid-Cap

Short Small-Cap

Short Dow 30

Short NASDAQ-100

Short Emerging Markets

INVERSE PROFUNDS VP (Cont’d)

Short International

UltraShort Dow 30

UltraShort NASDAQ-100

SECTOR PROFUNDS VP

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

NON-EQUITY PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

Falling U.S. Dollar

PROFUND VP MONEY MARKET

Money Market

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds VP alone constitutes a balanced investment plan. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”).

Investment in the ProFunds VP involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. The Profunds VP are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2011 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and Notes are included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2010 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds VP are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series (each a “ProFund VP” and collectively, the “ProFunds VP”). Fifty series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. Portfolio management is provided to ProFunds VP by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds VP.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. Set forth below is further information relating to the ProFunds VP, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds VP specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds VP discussed below may be used by a ProFund VP if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its use of any of these techniques or strategies without changing the ProFunds VP’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund VP at a time which may not be an opportune time for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and rising markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. For purposes of the Falling U.S. Dollar ProFund VP, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar verses six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark or the index underlying its benchmark at any time, including if, for example, the current index becomes unavailable, the Board of Trustees believes that the current benchmark or index no longer serves the investment needs of a majority of shareholders or that another benchmark or index may better serve their needs, or if the financial or economic environment makes it difficult for such ProFund VP’s investment results to correspond sufficiently to its current benchmark or the underlying index. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund VP’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation of each non-money market ProFund VP’s investment returns to its benchmark, certain factors tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

For purposes of this SAI, the word “invest” refers both to a ProFund VP’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers both to a ProFund VP’s direct investments and indirect investments in securities and other instruments. For example, the ProFunds VP typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

NAME POLICIES

The Funds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets to investments that, in combination, have economic characteristics similar to securities contained in the underlying index and/or financial instruments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund VP’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP’s net assets that are segregated on the ProFund VP’s books and records as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund VP’s 80% investment policy.

Additional information concerning the ProFunds VP and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Each such ProFund VP also may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic government securities, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund VP also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund VP’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Japan, ProFund VP Short Emerging Markets, ProFund VP Short International and ProFund VP Precious Metals are subject to the general risks associated with foreign investment.

A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds VP focus their investments in particular geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds VP may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds VP with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds VP have an investment focus in a country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds VP that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Japan, ProFund VP Short Emerging Markets, ProFund VP Short International, ProFund VP Falling U.S. Dollar and ProFund VP Precious Metals, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock outside the U.S., the ProFunds VP can avoid certain risks related to investing in foreign securities on non-U.S. markets.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Each such non-money market ProFund VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each such non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify as REITs under the Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each non-money market ProFund VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified currency, commodity, security or index on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.
Each ProFund VP generally engages in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. Each ProFund VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity trading adviser under the Commodity Exchange Act (the “CEA”). Therefore, neither the Trust nor the Advisor are subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each ProFund VP may engage in transactions involving futures and options thereon, except as set forth in the Prospectus and this SAI. The foregoing is as of the date of the SAI, and may change in the future.

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP’s existing position in the contract.

A ProFund VP may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund VP may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FORWARD CONTRACTS

A principal investment strategy of each non-money market ProFund VP is to enter into financial instruments whose value is derived from the value of an underlying asset, interest rate or index, which may include forward contracts. For certain Inverse ProFunds VP and Non-Equity ProFunds VP, forward contracts may be the primary or sole investment strategy of the ProFunds VP. The ProFunds VP may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities or the cash value of the commodities, securities or the securities index, at an agreed-upon date. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund VP’s rights as a creditor.

INDEX OPTIONS

Each non-money market ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Each non-money market ProFund VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the New York Stock Exchange (“NYSE”) Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.” When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

Each non-money market ProFund VP may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The ProFund VP Falling U.S. Dollar may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds VP to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The ProFund VP Falling U.S. Dollar may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the ProFund VP Falling U.S. Dollar may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The ProFund VP Falling U.S. Dollar is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that this ProFund VP may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the ProFund VP Falling U.S. Dollar invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFund VP values its assets daily in U.S. dollars, it does not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The ProFund VP Falling U.S. Dollar will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFund VP at one rate, and offer to buy the currency at a lower rate if the ProFund VP Falling U.S. Dollar tries to resell the currency to the dealer.

Although forward currency contracts may be used by the ProFund VP Falling U.S. Dollar to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if this ProFund VP had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the ProFund VP’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the ProFund VP’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the ProFund VP Falling U.S. Dollar may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom this ProFund VP has an open forward position, defaults or becomes bankrupt.

SHORT SALES

Each non-money market ProFund VP may engage in short sales transactions. A short sale is a transaction in which a ProFund VP sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

Each non-money market ProFund VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

No ProFund VP will sell short the equity securities of issuers contained in the NASDAQ-100 Index.

SWAP AGREEMENTS

A principal investment strategy of each non-money market ProFund VP is to invest in financial instruments, whose value is derived from the value of an underlying asset, interest rate or index, which may include swap agreements, and, for the Inverse ProFunds VP, may be the primary or sole investment strategy (along with selling securities short). Each non-money market ProFund VP may enter into equity, equity index or interest rate swap agreements for the purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund VP’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The foregoing is as of the date of this SAI, and may change in the future.

In the normal course of business, a ProFund VP enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a non-money market ProFund VP may utilize for investment purposes, as “cover” for other investment techniques such non-money market ProFund VP employs, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each non-money market ProFund VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each non-money market ProFund VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) – CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits – Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPs. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix C for a description of corporate bond ratings. The ProFunds VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund VP’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each non-money market ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or FHLMC, but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund VP also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives as “cover” for the investment techniques it employs or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (5% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund VP may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each non-money market ProFund VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis, if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund VP’s NAV or income will be adversely affected by the ProFund VP’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP’s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (5% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 5% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 5% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 5% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 60 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSROs”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds VP. In addition, a ProFund VP’s portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund VP. Each non-money market ProFund VP’s turnover rate for the fiscal year ended December 31, 2010 is set forth in the annual report to shareholders.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in the index being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Each ProFund VP intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of these ProFunds VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund VP to vary from the index performance times the stated multiple in the ProFund VP’s investment objective. Compounding affects all investments, but has a more significant impact on leveraged funds. Four factors significantly affect how close daily compounded returns are to longer-term index returns times the fund’s multiple: the length of the holding period, index volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher index volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the index return. As the tables below show, particularly during periods of higher index volatility, compounding will cause longer term results to vary from the index performance times the stated multiple in the ProFund VP’s investment objective. This effect becomes more pronounced as volatility increases.

A leveraged ProFund VP’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	period of time;

d)	financing rates associated with leverage;

e)	other Fund expenses; and

f)	Dividends or interest paid with respect to securities included in the index.

The fund performance for a leveraged ProFund VP can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged ProFund VP. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated ProFund VP returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no ProFund VP expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If ProFund VP expenses were included, the ProFund VP’s performance would be lower than shown.

The first table below shows an example in which a leveraged ProFund VP that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged ProFund VP could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a ProFund VP would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded lighter represent those scenarios where a leveraged ProFund VP with the investment objective described will return the same or outperform (i.e., return more than) the index performance times the stated multiple in the fund’s investment objective; conversely areas shaded darker represent those scenarios where the fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged ProFund VP. A ProFund VP’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a “non-diversified” series of the Trust. A non-money market ProFund VP is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. Under current law, a ProFund VP that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP Bear and ProFund VP UltraShort NASDAQ-100 may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and SAI to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate.

(iv)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)

Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and SAI, as they may be amended from time to time.

For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P. Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The NAV per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. The ProFund VP records its investment transactions no later than the next business day after the transaction order is placed. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds VP, may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s NAV. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include the review of ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations. In such event, the Board of Trustees may also suspend redemptions and postpone payment of redemption proceeds after irrevocably determining to liquidate the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like a total return swap or forward agreement. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares.

Securities of “Regular Broker-Dealers”

The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund VP during its most recent fiscal year or during the period of time since the ProFund VP’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended December 31, 2010, each of the following ProFund VPs were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2010	Name of Broker or Dealer
ProFund VP Bull	$867,000	Citigroup, Inc.
	$1048,000	J.P. Morgan Chase & Co.
	$181,000	Prudential
	$544,000	The Goldman Sachs Group, Inc.
	$2,986,000	Deutsche Bank.
	$542,000	United Missouri Bank
ProFund VP Small-Cap	$4,000	Knight Capital Group, Inc.
	$4,000	Stifel Financial Corp.
	$609,000	Deautsche Bank
	$117,000	United Missouri Bank
ProFund VP Large-Cap Value	$304,000	The Goldman Sachs Group, Inc.
	$244,000	Morgan Stanley & Co.

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2010	Name of Broker or Dealer
ProFund VP Large-Cap Growth	$321,000	The Goldman Sachs Group, Inc.
	$39,000	J.P.Morgan
	$388,000	Citigroup
ProFund VP Europe 30	$32,000	Deutsche Bank
	$7,000	United Missouri Bank
ProFund VP UltraBull	$86,000	Citigroup
	$1,204,000	Deutsche Bank
	$54,000	The Goldman Sachs Group, Inc.
	$222,000	United Missouri Bank
	$104,000	J.P. Morgan Bank
	$18,000	Prudential
ProFund VP Banks	$818,000	Citigroup
	$907,000	J.P.Morgan Chase & Co.
	$12,000	United Missouri Bank
ProFund VP Financials	$1,749,000	Citigroup
	$28,000	Stifel Financial Corp.
	$900,000	The Goldman Sachs Group
	$3,000	United Missouri Bank
	$10,000	Deutsche Bank
	$18,000	United Missouri Bank
	$2,119,000	J.P.Morgan Chase & Co.
	$367,000	Prudential

Brokerage Commissions

For the fiscal years ended December 31, 2008, 2009 and 2010, each ProFund VP paid brokerage commissions in the following amounts:

	2008	2009	2010
ProFund VP Bull	$137,230	$50,787	$39,430
ProFund VP Mid-Cap	674	1,979	2,202
ProFund VP Small-Cap	32,514	20,529	3,512
ProFund VP Dow 30	38,676	704	399
ProFund VP NASDAQ-100	7,922	8,042	5,333
ProFund VP Large-Cap Value	123,316	72,386	90,356
ProFund VP Large-Cap Growth	65,424	36,255	33,064
ProFund VP Mid-Cap Value	124,728	105,962	116,917
ProFund VP Mid-Cap Growth	98,260	89,516	100,053
ProFund VP Small-Cap Value	108,347	94,558	99,697
ProFund VP Small-Cap Growth	64,670	58,272	56,681
ProFund VP Asia 30	149,664	153,019	85,112
ProFund VP Europe 30	56,943	51,215	42,927
ProFund VP International	80	3,103	1,600
ProFund VP Emerging Markets	33	2,221	10,457
ProFund VP Japan	12,165	10,831	9,970
ProFund VP UltraBull	118,499	88,024	104,268
ProFund VP UltraMid-Cap	93,669	43,405	43,487
ProFund VP UltraSmall-Cap	54,078	40,218	5,954
ProFund VP UltraNASDAQ-100	14,634	8,856	10,415
ProFund VP Bear	52,634	20,899	16,853
ProFund VP Short Mid-Cap	7,947	5,371	4,973
ProFund VP Short Small-Cap	17,121	20,762	1,505
ProFund VP Short Dow 30	7,039	354	122
ProFund VP Short NASDAQ-100	9,634	878	1,528
ProFund VP Short International	363	601	417
ProFund VP Short Emerging Markets	84	12	0
ProFund VP UltraShort Dow 30	10,557	5,374	3,899
ProFund VP UltraShort NASDAQ-100	1,285	5,641	4,302
ProFund VP Banks	102,974	141,232	44,355
ProFund VP Basic Materials	100,170	69,634	37,523

	2008	2009	2010
ProFund VP Biotechnology	$4,711	$2,784	$1,418
ProFund VP Consumer Goods	32,233	18,300	20,967
ProFund VP Consumer Services	15,822	9,937	16,724
ProFund VP Financials	72,409	67,218	31,272
ProFund VP Health Care	47,723	24,780	6,355
ProFund VP Industrials	33,165	26,851	22,232
ProFund VP Internet	2,127	12,227	3,690
ProFund VP Oil & Gas	83,234	40,658	23,179
ProFund VP Pharmaceuticals	38,695	52,426	15,242
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	69,057	60,092	46,653
ProFund VP Semiconductor	3,992	16,837	4,770
ProFund VP Technology	11,468	15,152	5,208
ProFund VP Telecommunications	65,085	48,919	32,604
ProFund VP Utilities	83,430	43,103	14,799
ProFund VP U.S. Government Plus	4,503	2,895	905
ProFund VP Rising Rates Opportunity	4,823	4,439	2,007
ProFund VP Falling U.S. Dollar	193	193	78
ProFund VP Money Market	0	0	0

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds VP. The Board has engaged the Advisor to manage the ProFunds VP and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds VP in accordance with the provisions of the federal securities laws.

The Board is currently composed of three Trustees, including two Trustees who are not “interested persons” of the ProFunds VP, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls to discuss specific matters that may require action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a three-member Board, including two Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings. In view of the small size of the Board, the Board has concluded that designating one of the two Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board.

The Board oversight of the Trust and the ProFunds VP extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds VP meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or instruments, such as a derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trusts compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise. The CCO also oversees the Advisor’s Risk Management Committee, which meets periodically to assess and address areas of risk within the organization.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the ProFunds VP’s controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112) ProShares Trust (101) Access One Trust (3)	RSR Partners, Inc.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112) ProShares Trust (101) Access One Trust (3)	AMC Delancey Group, Inc.
Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112) ProShares Trust (101) Access One Trust (3)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	None
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001-$50,000

As of April 4, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2010.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP,

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

Compensation of Trustees

During 2010, each Independent Trustee was paid a $133,500 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $6,375 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFunds VP’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2010.

Name:	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$32,335	$0	$0	$204,750
Michael C. Wachs, Trustee	$32,335	$0	$0	$204,750
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Louis M. Mayberg Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor; (April 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of the Distributor (March 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993-2007).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.50% of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of the ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment advisor to each series of Access One Trust and ProShares Trust.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds VP.

ADVISORY FEES

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$813,555	$70,598	$591,607	$92,554	$727,461	$51,914
ProFund VP Mid-Cap	13,726	3,225	31,018	3,058	72,382	2,621
ProFund VP Small-Cap	301,939	0	31,018	20,610	41,345	17,839
ProFund VP Dow 30	17,548	0	6,022	1,526	11,511	662
ProFund VP NASDAQ-100	370,186	49,022	315,070	59,924	316,565	37,641
ProFund VP Large-Cap Value	323,462	62,037	226,229	59,853	244,725	58,947

	2008			2009		2010
	Earned	Waived		Earned	Waived	Earned	Waived
ProFund VP Large-Cap Growth	$435,209	$62,951		$250,724	$52,548	$256,713	$46,415
ProFund VP Mid-Cap Value	314,184	49,831		166,562	46,071	230,811	51,722
ProFund VP Mid-Cap Growth	337,968	56,605		236,278	51,897	308,015	56,553
ProFund VP Small-Cap Value	220,441	73,185		154,715	67,010	224,906	73,295
ProFund VP Small-Cap Growth	271,647	62,000		238,207	69,247	248,880	56,867
ProFund VP Asia 30	864,481	34,562		645,350	86,231	656,344	47,672
ProFund VP Europe 30	505,097	27,257		331,436	44,384	337,349	11,988
ProFund VP International	9,156	2,435		57,490	614	84,868	2,094
ProFund VP Emerging Markets	44,451	2,277		121,621	4,016	236,843	0
ProFund VP Japan	107,540	8,603		77,723	11,990	89,218	9,693
ProFund VP UltraBull	252,922	45,173		161,493	21,540	170,610	20,469
ProFund VP UltraMid-Cap	257,074	33,814		141,447	28,245	226,060	26,216
ProFund VP UltraSmall-Cap	139,481	29,089		118,678	31,392	178,403	28,259
ProFund VP UltraNASDAQ-100	344,453	48,682		215,490	32,454	252,382	33,998
ProFund VP Bear	534,010	40,644		518,607	64,655	349,698	27,656
ProFund VP Short Mid-Cap	68,842	6,291		61,059	11,046	53,183	2,641
ProFund VP Short Small-Cap	183,464	12,997		176,695	30,439	93,505	12,898
ProFund VP Short Dow 30	5,261	2,159		3,274	3,126	3,493	2,163
ProFund VP Short NASDAQ-100	204,513	27,465		149,960	25,948	125,762	18,873
ProFund VP Short International	15,808	2,524		31,555	3,572	15,628	3,512
ProFund VP Short Emerging Markets	15,882	3,131		17,573	4,171	19,980	2,636
ProFund VP UltraShort Dow 30	7,679	1,827		11,524	3,096	15,787	2,828
ProFund VP UltraShort NASDAQ-100	11,386	3,032		18,039	3,011	25,110	3,943
ProFund VP Banks	100,474	25,713		81,466	20,121	58,988	14,661
ProFund VP Basic Materials	718,946	64,967		322,386	55,868	413,571	38,246
ProFund VP Biotechnology	130,935	17,019		94,297	17,476	73,296	9,574
ProFund VP Consumer Goods	75,229	25,335		80,230	20,880	129,981	22,386
ProFund VP Consumer Services	19,467	19,467	*	22,589	22,315	102,091	31,902
ProFund VP Financials	192,985	47,598		170,665	41,989	219,617	32,174
ProFund VP Health Care	234,669	31,439		155,556	24,632	183,497	14,592

	2008		2009			2010
	Earned	Waived	Earned	Waived		Earned	Waived
ProFund VP Industrials	$119,004	$33,580	$62,116	$32,510		$135,975	$34,362
ProFund VP Internet	51,622	7,991	64,002	11,878		72,558	11,131
ProFund VP Oil & Gas	1,113,094	107,788	578,022	96,844		540,527	59,208
ProFund VP Pharmaceuticals	85,586	12,044	112,686	19,552		64,433	7,775
ProFund VP Precious Metals	1,081,718	65,075	820,181	131,399		1,022,662	99,845
ProFund VP Real Estate	177,869	29,686	88,370	21,930		171,797	29,884
ProFund VP Semiconductor	24,967	9,134	43,676	11,540		23,353	7,564
ProFund VP Technology	107,735	11,920	129,094	18,604		118,739	8,470
ProFund VP Telecommunications	118,112	18,374	60,579	14,716		97,797	12,061
ProFund VP Utilities	613,391	67,543	218,605	43,691		259,590	26,008
ProFund VP U.S. Government Plus	455,944	78,688	318,190	87,358		319,052	49,971
ProFund VP Rising Rates Opportunity	497,412	19,812	401,742	33,400		415,821	16,263
ProFund VP Falling U.S. Dollar	95,219	2,449	14,264	1,957		11,519	1,369
ProFund VP Money Market	1,916,805	1,077,920	1,972,174	1,972,174	**	1,659,393	1,659,393	***

*	Amount does not reflect $282 reimbursed to the Fund.
**	Amount does not reflect $1,315,096 reimbursed to the Fund.
***	Amount does not reflect $1,110,861 reimbursed to the Fund.

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through April 30, 2012, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows: 1.38% and 1.35% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.68% for all other ProFunds VP. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2008 Recouped	2009 Recouped	2010 Recouped
ProFund VP Bull	$0	$0	$0
ProFund VP Mid-Cap	0	0	0
ProFund VP Small-Cap	0	0	0
ProFund VP Dow 30	246	0	0
ProFund VP NASDAQ-100	0	0	0

	2008 Recouped	2009 Recouped	2010 Recouped
ProFund VP Large-Cap Value	$0	$0	$0
ProFund VP Large-Cap Growth	0	0	0
ProFund VP Mid-Cap Value	0	0	0
ProFund VP Mid-Cap Growth	0	0	0
ProFund VP Small-Cap Value	0	0	0
ProFund VP Small-Cap Growth	0	0	0
ProFund VP Asia 30	0	0	0
ProFund VP Europe 30	0	0	0
ProFund VP International	0	0	3,927
ProFund VP Emerging Markets	0	0	388
ProFund VP Japan	0	0	0
ProFund VP UltraBull	0	0	0
ProFund VP UltraMid-Cap	0	0	0
ProFund VP UltraSmall-Cap	0	0	0
ProFund VP Short Dow 30	0	0	0
ProFund VP UltraNASDAQ-100	0	0	0
ProFund VP UltraShort Dow 30	0	0	0
ProFund VP UltraShort NASDAQ-100	0	0	0
ProFund VP Bear	0	0	0
ProFund VP Short Mid-Cap	0	0	0
ProFund VP Short Small-Cap	0	0	0
ProFund VP Short NASDAQ-100	0	0	0
ProFund VP Banks	0	0	0
ProFund VP Short International	0	0	0
ProFund VP Short Emerging Markets	0	0	0
ProFund VP Basic Materials	0	0	0
ProFund VP Biotechnology	0	0	0
ProFund VP Consumer Goods	0	0	0
ProFund VP Consumer Services	0	0	0
ProFund VP Financials	0	0	0
ProFund VP Health Care	0	0	0
ProFund VP Industrials	0	0	0

	2008 Recouped	2009 Recouped	2010 Recouped
ProFund VP Internet	$0	$0	$0
ProFund VP Oil & Gas	0	0	0
ProFund VP Pharmaceuticals	0	0	0
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	0	0	0
ProFund VP Semiconductor	0	0	0
ProFund VP Technology	0	0	0
ProFund VP Telecommunications	0	0	0
ProFund VP Utilities	0	0	0
ProFund VP U.S. Government Plus	0	0	0
ProFund VP Rising Rates Opportunity	0	0	0
ProFund VP Falling U.S. Dollar	0	0	0
ProFund VP Money Market	0	0	0

The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors a fee at the annual rate of 0.10% of the average daily net assets for each ProFund VP.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$130,639	$31,576	$78,880	$12,340	$96,994	$6,922
ProFund VP Mid-Cap	1,896	496	4,136	408	9,651	349
ProFund VP Small-Cap	49,782	9,523	4,136	2,748	5,513	2,378
ProFund VP Dow 30	2,808	468	803	203	1,535	88
ProFund VP NASDAQ-100	59,216	16,393	42,009	7,990	42,208	5,019
ProFund VP Large-Cap Value	52,112	17,255	30,164	7,980	32,630	7,860
ProFund VP Large-Cap Growth	69,264	19,628	33,430	7,006	34,228	6,189
ProFund VP Mid-Cap Value	50,453	15,205	22,208	6,143	30,775	6,896
ProFund VP Mid-Cap Growth	53,310	15,794	31,503	6,919	41,068	7,540
ProFund VP Small-Cap Value	33,859	14,224	20,628	8,934	29,987	9,773
ProFund VP Small-Cap Growth	41,839	13,885	31,761	9,233	33,184	7,582
ProFund VP Asia 30	141,222	30,564	86,046	11,497	87,512	6,356
ProFund VP Europe 30	81,315	17,602	44,191	5,918	44,979	1,599
ProFund VP International	1,338	442	7,665	82	11,316	279
ProFund VP Emerging Markets	6,380	757	16,216	535	31,579	0
ProFund VP Japan	17,170	3,978	10,363	1,599	11,896	1,292
ProFund VP UltraBull	40,640	12,940	21,532	2,872	22,748	2,729
ProFund VP UltraMid-Cap	41,404	11,636	18,859	3,766	30,141	3,495
ProFund VP UltraSmall-Cap	21,761	7,041	15,824	4,186	23,787	3,768
ProFund VP UltraNASDAQ-100	55,201	15,764	28,732	4,327	33,651	4,533
ProFund VP Bear	81,862	16,078	69,147	8,621	46,626	3,687
ProFund VP Short Mid-Cap	11,295	2,956	8,141	1,473	7,091	353
ProFund VP Short Small-Cap	29,389	6,660	23,559	4,058	12,467	1,719
ProFund VP Short Dow 30	745	332	437	417	466	288
ProFund VP Short NASDAQ-100	33,351	9,744	19,995	3,460	16,768	2,516
ProFund VP Short International	2,219	447	4,207	476	2,084	468
ProFund VP Short Emerging Markets	2,281	580	2,343	556	2,664	352
ProFund VP UltraShort Dow 30	1,184	487	1,537	413	2,105	377
ProFund VP UltraShort NASDAQ-100	1,717	603	2,405	401	3,348	526

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Banks	$15,294	$5,325	$10,862	$2,683	$7,865	$1,955
ProFund VP Basic Materials	115,647	28,448	42,984	7,449	55,142	5,099
ProFund VP Biotechnology	19,143	3,954	12,573	2,330	9,773	1,276
ProFund VP Consumer Goods	12,040	5,387	10,697	2,784	17,331	2,985
ProFund VP Consumer Services	3,050	3,050	3,012	2,975	13,612	4,254
ProFund VP Financials	29,698	10,312	22,755	5,598	29,282	4,290
ProFund VP Health Care	37,361	10,263	20,741	3,284	24,466	1,945
ProFund VP Industrials	19,004	7,614	8,282	4,335	18,130	4,582
ProFund VP Internet	8,345	2,527	8,534	1,584	9,674	1,484
ProFund VP Oil & Gas	177,613	43,569	77,069	12,912	72,070	7,894
ProFund VP Pharmaceuticals	13,385	3,580	15,025	2,607	8,591	1,037
ProFund VP Precious Metals	177,512	41,956	109,357	17,520	136,354	13,312
ProFund VP Real Estate	28,264	8,506	11,783	2,924	22,906	3,984
ProFund VP Semiconductor	4,018	1,907	5,823	1,538	3,114	1,009
ProFund VP Technology	17,281	4,506	17,212	2,480	15,832	1,129
ProFund VP Telecommunications	18,923	5,624	8,077	1,962	13,040	1,608
ProFund VP Utilities	102,124	29,343	29,147	5,825	34,612	3,468
ProFund VP U.S. Government Plus	108,583	33,130	63,638	17,472	63,810	9,994
ProFund VP Rising Rates Opportunity	78,332	14,651	53,565	4,453	55,442	2,168
ProFund VP Falling U.S. Dollar	14,675	2,305	1,902	261	1,536	183
ProFund VP Money Market	298,141	186,287	262,955	262,955	221,251	221,251

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of January 31, 2011.

Name of Portfolio Manager	Number of Registered Investment Company Accounts/Total Assets[1]		Number of Other Pooled Investment Vehicles/Total Assets[2]		Number of Other Accounts/Total Assets[3]
Todd Johnson	213	$25,385,375,186	12	$2,035,453,913	39	$2,352,665,599.00
Howard Rubin	213	$25,385,375,186	12	$2,035,453,913	39	$2,352,665,599.00
Hratch Najarian	86	$11,393,979,339	0	$0	0	$0
Michael Neches	71	$5,057,141,136	0	$0	0	$0
Jeffrey Ploshnick	6	$332,991,077	4	$664,849,101	0	$0
Michelle Liu	10	$7,154,522,717	0	$0	0	$0
Alexander Ilyasov	37	$1,364,520,538	0	$0	0	$0

1	Includes assets of available series of ProFunds, available series of Access One Trust, and available series of ProShares Trust.
2	Includes assets of available series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the ProFunds VP managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of January31, 2011 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the ProFunds VP Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Todd Johnson	$0	$0
Howard Rubin	0	0
Hratch Najarian	0	0
Michael Neches	0	0
Jeffrey Ploshnick	0	0
Michelle Liu	0	0
Alexander Ilyasov	0	0

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as a ProFund VP. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined in the Investment Advisers Act of 1940) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of rule 17j-1 under the 1940 Act and rule 204A-1 under the Investment Advisers Act of 1940, as amended.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each non-money market ProFund VP is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have adopted a consolidated code of ethics (the “COE”) under rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS as an experienced resource in the proxy voting and corporate governance area. ISSISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy

Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available without charge, upon request (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds VP voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund VP’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information for ProFund VP Money Market is also filed with the SEC monthly. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”),, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of a ProFund VP’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement. Each ProFund VP may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2008, 2009 and 2010, Citi, as Administrator was entitled to, and waived, administration fees in the following amounts for each of the ProFunds VP:

Administration Fees

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$37,762	$0	$33,052	$0	$40,933	$0
ProFund VP Mid-Cap	673	0	1,695	0	4,133	0
ProFund VP Small-Cap	13,722	0	1,743	0	2,325	0
ProFund VP Dow 30	850	0	348	0	578	0
ProFund VP NASDAQ-100	17,062	0	17,527	0	17,705	0
ProFund VP Large-Cap Value	15,306	0	12,611	0	13,799	0
ProFund VP Large-Cap Growth	20,189	0	13,963	0	14,295	0
ProFund VP Mid-Cap Value	14,533	0	9,251	0	13,279	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Mid-Cap Growth	$15,686	$0	$13,060	$0	$17,069	$0
ProFund VP Small-Cap Value	10,613	0	8,703	0	12,814	0
ProFund VP Small-Cap Growth	12,933	0	13,220	0	13,574	0
ProFund VP Asia 30	39,551	0	35,740	0	36,687	0
ProFund VP Europe 30	23,451	0	18,480	0	18,899	0
ProFund VP International	473	0	3,169	0	4,668	0
ProFund VP Emerging Markets	2,098	0	6,678	0	13,039	0
ProFund VP Japan	5,017	0	4,317	0	4,885	0
ProFund VP UltraBull	12,252	0	8,901	0	9,851	0
ProFund VP UltraMid-Cap	11,816	0	8,001	0	12,170	0
ProFund VP UltraSmall-Cap	6,803	0	6,782	0	9,969	0
ProFund VP UltraNASDAQ-100	16,121	0	11,781	0	14,370	0
ProFund VP Bear	26,082	0	29,120	0	19,725	0
ProFund VP Short Mid-Cap	3,372	0	3,483	0	3,150	0
ProFund VP Short Small-Cap	8,969	0	9,835	0	5,493	0
ProFund VP Short Dow 30	284	0	177	0	188	0
ProFund VP Short NASDAQ-100	9,969	0	8,481	0	7,222	0
ProFund VP Short International	854	0	1,769	0	874	0
ProFund VP Short Emerging Markets	829	0	989	0	1,140	0
ProFund VP UltraShort Dow 30	364	0	653	0	928	0
ProFund VP UltraShort NASDAQ-100	548	0	1,012	0	1,473	0
ProFund VP Banks	5,028	0	4,564	0	3,388	0
ProFund VP Basic Materials	33,031	0	17,974	0	23,050	0
ProFund VP Biotechnology	6,455	0	5,331	0	4,322	0
ProFund VP Consumer Goods	3,612	0	4,457	0	7,368	0
ProFund VP Consumer Services	945	0	1,255	0	5,727	0
ProFund VP Financials	9,284	0	9,502	0	12,482	0
ProFund VP Health Care	11,249	0	8,738	0	10,418	0
ProFund VP Industrials	5,571	0	3,440	0	7,828	0
ProFund VP Internet	2,387	0	3,537	0	3,955	0
ProFund VP Oil & Gas	51,991	0	32,203	0	29,345	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Pharmaceuticals	$4,097	$0	$6,296	$0	$3,655	$0
ProFund VP Precious Metals	49,133	0	45,442	0	57,155	0
ProFund VP Real Estate	8,277	0	4,948	0	9,911	0
ProFund VP Semiconductor	1,161	0	2,511	0	1,312	0
ProFund VP Technology	5,039	0	7,081	0	6,726	0
ProFund VP Telecommunications	5,477	0	3,379	0	5,392	0
ProFund VP Utilities	28,258	0	12,406	0	14,615	0
ProFund VP U.S. Government Plus	31,939	0	26,297	0	26,131	0
ProFund VP Rising Rates Opportunity	23,952	0	22,320	0	23,757	0
ProFund VP Falling U.S. Dollar	4,378	0	794	0	666	0
ProFund VP Money Market	83,690	0	114,920	0	97,197	0

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2008, 2009 and 2010, Citi, as fund accounting agent, was entitled to, and waived, fees in the following amounts for each of the ProFunds VP:

Fund Accounting Fees

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$71,388	$0	$70,481	$0	$80,900	$0
ProFund VP Mid-Cap	1,252	0	3,446	0	7,750	0
ProFund VP Small-Cap	28,588	0	8,554	0	10,659	0
ProFund VP Dow 30	1,586	0	705	0	1,113	0
ProFund VP NASDAQ-100	30,853	0	36,435	0	34,269	0
ProFund VP Large-Cap Value	29,987	0	28,075	0	28,178	0
ProFund VP Large-Cap Growth	37,832	0	30,364	0	28,992	0
ProFund VP Mid-Cap Value	27,656	0	20,627	0	26,369	0
ProFund VP Mid-Cap Growth	29,313	0	28,198	0	33,710	0
ProFund VP Small-Cap Value	22,227	0	20,379	0	26,484	0
ProFund VP Small-Cap Growth	25,647	0	29,271	0	27,995	0
ProFund VP Asia 30	69,725	0	72,883	0	69,786	0
ProFund VP Europe 30	41,644	0	37,628	0	35,760	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP International	$809	$0	$6,322	$0	$8,733	$0
ProFund VP Emerging Markets	3,679	0	13,540	0	25,232	0
ProFund VP Japan	8,945	0	8,836	0	9,216	0
ProFund VP UltraBull	25,671	0	21,440	0	22,136	0
ProFund VP UltraMid-Cap	23,491	0	18,921	0	25,037	0
ProFund VP UltraSmall-Cap	17,585	0	19,052	0	24,668	0
ProFund VP UltraNASDAQ-100	29,023	0	24,542	0	27,703	0
ProFund VP Bear	48,022	0	59,851	0	38,007	0
ProFund VP Short Mid-Cap	6,029	0	7,049	0	5,924	0
ProFund VP Short Small-Cap	15,933	0	20,227	0	10,455	0
ProFund VP Short Dow 30	583	0	376	0	365	0
ProFund VP Short NASDAQ-100	18,015	0	17,263	0	13,991	0
ProFund VP Short International	1,734	0	3,721	0	1,699	0
ProFund VP Short Emerging Markets	1,646	0	2,076	0	2,205	0
ProFund VP UltraShort Dow 30	655	0	1,325	0	1,687	0
ProFund VP UltraShort NASDAQ-100	1,002	0	2,054	0	2,724	0
ProFund VP Banks	9,941	0	9,777	0	6,791	0
ProFund VP Basic Materials	57,864	0	36,780	0	43,827	0
ProFund VP Biotechnology	12,358	0	11,198	0	8,148	0
ProFund VP Consumer Goods	7,571	0	9,993	0	14,693	0
ProFund VP Consumer Services	2,968	0	3,863	0	12,041	0
ProFund VP Financials	18,348	0	20,976	0	25,263	0
ProFund VP Health Care	21,389	0	18,788	0	20,657	0
ProFund VP Industrials	11,460	0	8,600	0	16,089	0
ProFund VP Internet	4,460	0	7,485	0	7,793	0
ProFund VP Oil & Gas	92,183	0	66,523	0	56,375	0
ProFund VP Pharmaceuticals	7,725	0	13,290	0	7,131	0
ProFund VP Precious Metals	86,665	0	93,052	0	109,482	0
ProFund VP Real Estate	15,206	0	10,449	0	19,222	0
ProFund VP Semiconductor	2,477	0	5,510	0	2,827	0
ProFund VP Technology	9,861	0	15,571	0	13,886	0
ProFund VP Telecommunications	9,884	0	7,129	0	10,555	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Utilities	$50,122	$0	$25,822	$0	$28,383	$0
ProFund VP U.S. Government Plus	59,357	0	54,527	0	50,520	0
ProFund VP Rising Rates Opportunity	43,158	0	45,748	0	44,830	0
ProFund VP Falling U.S. Dollar	7,642	0	1,626	0	1,265	0
ProFund VP Money Market	155,538	0	238,191	0	186,936	0

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the ProFunds VP’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 41 South High Street, Suite 2500, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

For the fiscal year ended December 31, 2010, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Bull	$242,487	$0
ProFund VP Mid-Cap	24,127	0
ProFund VP Small-Cap	13,782	0
ProFund VP Dow 30	3,837	0
ProFund VP NASDAQ-100	105,521	0
ProFund VP Large-Cap Value	81,575	0
ProFund VP Large-Cap Growth	85,571	0
ProFund VP Mid-Cap Value	76,937	0
ProFund VP Mid-Cap Growth	102,672	0
ProFund VP Small-Cap Value	74,969	0
ProFund VP Small-Cap Growth	82,960	0
ProFund VP Asia 30	218,781	0
ProFund VP Europe 30	112,450	0
ProFund VP International	28,289	0
ProFund VP Emerging Markets	78,948	0
ProFund VP Japan	29,739	0

	12b-1 Fees
Fund	Paid	Waived
ProFund VP UltraBull	$56,870	$0
ProFund VP UltraMid-Cap	75,353	0
ProFund VP UltraSmall-Cap	59,468	0
ProFund VP UltraNASDAQ-100	84,128	0
ProFund VP Bear	116,566	0
ProFund VP Short Mid-Cap	17,728	0
ProFund VP Short Small-Cap	31,168	0
ProFund VP Short Dow 30	1,164	0
ProFund VP Short NASDAQ-100	41,921	0
ProFund VP Short International	5,209	0
ProFund VP Short Emerging Markets	6,660	0
ProFund VP UltraShort Dow 30	5,262	0
ProFund VP UltraShort NASDAQ-100	8,370	0
ProFund VP Banks	19,663	0
ProFund VP Basic Materials	137,857	0
ProFund VP Biotechnology	24,432	0
ProFund VP Consumer Goods	43,327	0
ProFund VP Consumer Services	34,031	0
ProFund VP Financials	73,206	0
ProFund VP Health Care	61,166	0
ProFund VP Industrials	45,325	0
ProFund VP Internet	24,186	0
ProFund VP Oil & Gas	180,176	0
ProFund VP Pharmaceuticals	21,477	0
ProFund VP Precious Metals	340,887	0
ProFund VP Real Estate	57,266	0
ProFund VP Semiconductor	7,784	0
ProFund VP Technology	39,580	0
ProFund VP Telecommunications	32,599	0
ProFund VP Utilities	86,530	0
ProFund VP U.S. Government Plus	159,526	0

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Rising Rates Opportunity	$138,607	$0
ProFund VP Falling U.S. Dollar	3,840	0
ProFund VP Money Market	448,324	0

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds VP and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds VP as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds VP, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund VP’s shares or the amount a ProFund VP will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds VP. Dealers may not use sales of the ProFunds VP’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund VP may use financial firms that sell ProFund VP shares to effect transactions for the ProFund VP’s portfolio, the ProFund VP and ProFund Advisors will not consider the sale of ProFund VP shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the Prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2008, 2009 and 2010, each ProFund VP listed below paid the following administrative services fees:

	ADMINISTRATIVE SERVICE FEES
	2008	2009	2010
ProFund VP Bull	$352,223	$247,957	$293,210
ProFund VP Mid-Cap	4,203	10,010	23,916
ProFund VP Small-Cap	100,507	9,903	13,632
ProFund VP Dow 30	91	73	272
ProFund VP NASDAQ-100	168,334	138,991	133,806
ProFund VP Large-Cap Value	147,833	103,336	111,494
ProFund VP Large-Cap Growth	199,351	114,147	115,782
ProFund VP Mid-Cap Value	146,084	77,544	107,087
ProFund VP Mid-Cap Growth	157,250	110,188	142,506
ProFund VP Small-Cap Value	99,319	66,402	97,093
ProFund VP Small-Cap Growth	120,454	105,663	109,296
ProFund VP Asia 30	352,869	257,894	247,588

	ADMINISTRATIVE SERVICE FEES
	2008	2009	2010
ProFund VP Europe 30	$204,746	$135,384	$136,268
ProFund VP International	2,690	18,923	27,621
ProFund VP Emerging Markets	14,410	40,568	77,435
ProFund VP Japan	49,639	35,610	40,628
ProFund VP UltraBull	100,810	61,908	57,378
ProFund VP UltraMid-Cap	116,095	62,028	100,727
ProFund VP UltraSmall-Cap	59,487	46,621	70,716
ProFund VP UltraNASDAQ-100	154,396	93,526	108,390
ProFund VP Bear	243,172	229,446	149,916
ProFund VP Short Mid-Cap	29,410	24,105	18,746
ProFund VP Short Small-Cap	76,877	71,003	34,934
ProFund VP Short Dow 30	101	123	163
ProFund VP Short NASDAQ-100	92,836	63,646	52,881
ProFund VP Short International	4,648	10,238	4,855
ProFund VP Short Emerging Markets	4,784	5,584	6,293
ProFund VP UltraShort Dow 30	1,352	2,495	3,992
ProFund VP UltraShort NASDAQ-100	2,433	4,602	5,320
ProFund VP Banks	46,828	37,822	27,192
ProFund VP Basic Materials	324,383	142,063	178,338
ProFund VP Biotechnology	61,013	43,721	33,313
ProFund VP Consumer Goods	35,073	37,426	60,060
ProFund VP Consumer Services	8,932	10,131	46,040
ProFund VP Financials	76,706	66,926	85,896
ProFund VP Health Care	98,137	61,228	73,882
ProFund VP Industrials	55,502	28,959	63,066
ProFund VP Internet	23,930	29,706	33,608
ProFund VP Oil & Gas	500,712	254,283	231,193
ProFund VP Pharmaceuticals	38,255	48,356	28,250
ProFund VP Precious Metals	486,191	365,447	450,296
ProFund VP Real Estate	82,787	40,843	78,462

	ADMINISTRATIVE SERVICE FEES
	2008	2009	2010
ProFund VP Semiconductor	$11,657	$20,283	$10,701
ProFund VP Technology	37,216	46,992	40,227
ProFund VP Telecommunications	54,284	27,484	43,467
ProFund VP Utilities	279,575	98,405	112,389
ProFund VP U.S. Government Plus	294,522	202,104	197,233
ProFund VP Rising Rates Opportunity	190,163	154,030	163,413
ProFund VP Falling U.S. Dollar	31,327	4,781	3,840
ProFund VP Money Market	283,480	312,351	254,804

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer service fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; product description; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

Control Persons and Principal Holders of Securities

As of April 4, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Fund.

See Appendix D to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies and pension or retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, shares of each ProFund VP will be available only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company segregated asset accounts generally will not be subject to income tax currently on income from a ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned for U.S. federal income tax purposes by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under applicable federal income tax rules that may not be described herein.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax consequences at the shareholder level of an investment in a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund VP generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this paragraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund VP’s taxable year, (i) at least 50% of the value of the ProFund VP’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the ProFund VP controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each ProFund VP intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular ProFund VP investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the ProFund VP’s ability to meet the diversification test in paragraph (b) above. Also for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, a ProFund VP were to fail to satisfy the income test or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, (1) the ProFund VP would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions by the ProFund VP from earnings and profits, including distributions of net long-term capital gain, would be taxable to shareholders as dividend income. In order to re-qualify for taxation as a RIC, the ProFund VP may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Investments by a ProFund VP in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

An investment by a ProFund VP in zero coupon bonds, deferred interest bonds or payment-in-kind bonds will, and certain securities purchased at a market discount may, cause the ProFund VP to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the ProFund VP, the ProFund VP may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the ProFund VP.

Some ProFunds VP may invest in real estate investment trusts (“REITs”), including REITs that may hold residual interests in real estate mortgage investment conduits (“REMICs”) and REITs constituting or owning taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the ProFund VP’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or its equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be taxed currently for purposes of U.S. federal income tax. The notice specifically provides, and the regulations are expected to provide, that in the case of a RIC, such as each of the ProFunds VP, excess inclusion income will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had held the related interest directly. Thus, excess inclusion income will not qualify for an exemption from tax under the provisions generally applicable to life insurance company separate accounts or qualified retirement plans, respectively.

Amounts not distributed on a timely basis by a RIC in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any RIC whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other RICs that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of RIC for purposes of this exception to the exise tax, shares attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC are not take into account.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these requirements are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

Failure by a ProFund VP to both qualify as a RIC and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the IRS. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract owner’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of ProFunds VP’s investment objectives and strategies are not materially narrower in focus than the investment strategies described in IRS rulings in which strategies, such as investing in large company stocks, energy stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, energy stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The regulations proposed by the Treasury Department in 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the ProFunds VP as described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a ProFund VP’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Other Taxation. The foregoing discussion is a summary of certain U.S. federal income tax consequences of investing in a ProFund VP based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, insurance companies, and pension or retirement plans. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a ProFund VP.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, The Frank Russell Company, Value Line Investment Survey, NYSE Aleternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds VP’s annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500®/Citigroup Value Index,” “S&P 500®/Citigroup Growth Index,” “S&P Mid-Cap 400®/Citigroup Growth Index,” “S&P Mid-Cap 400®/Citigroup Value Index,” “S&P Small-Cap 600®/Citigroup Growth Index,” and “S&P Small-Cap 600®/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “ICE Futures U.S.®” and Intercontinental Exchange® are registered trademarks of the Intercontinental Exchange Inc. The U.S. Dollar Index ® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock ExchangeTM Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the ProFund VP Dow 30 or Sector ProFunds VP (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•

The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

“BNY Mellon,” “The Bank of New York Mellon Emerging Markets 50 ADR Index” and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York Mellon or any of its subsidiaries or affiliates, and none of The Bank of New York Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York Mellon, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, The Bank of New York Mellon Emerging Markets 50 ADR Index and The Bank of New York Mellon ADR Index, which indexes are determined, composed and calculated by The Bank of New York Mellon without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the ProFunds VP. Morgan Stanley has no obligation to take the needs of the ProFunds VP into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the ProFunds VP or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the ProFunds VP in connection with the administration of the ProFunds VP, or the marketing or trading of shares of the ProFunds VP. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the ProFunds VP, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2010 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS ASIA 30 INDEX

As of April 1, 2011

Ticker	Name	Industry	Country	Type
AUO	AU OPTR-SPON ADR	Electronics	TAIWAN	ADR
BHP	BHP BILLITON-ADR	Mining	AUSTRALIA	ADR
BIDU	BAIDU INC-SP ADR	Internet	CHINA	ADR
CEO	CNOOC LTD-ADR	Oil&Gas	HONG KONG	ADR
CHL	CHINA MOBILE-ADR	Telecommunications	HONG KONG	ADR
CHU	CHINA UNICOM-ADR	Telecommunications	HONG KONG	ADR
CTRP	CTRIP.COM-ADR	Internet	CHINA	ADR
EDU	NEW ORIENTAL-ADR	Commercial Services	CHINA	ADR
FMCN	FOCUS MEDIA-ADR	Advertising	CHINA	ADR
HDB	HDFC BANK-ADR	Banks	INDIA	ADR
HSOL	HANWHA SOLAR-ADR	Semiconductors	CHINA	ADR
IBN	ICICI BANK-ADR	Banks	INDIA	ADR
INFY	INFOSYS TECH-ADR	Computers	INDIA	ADR
JASO	JA SOLAR HOL-ADR	Energy-Alternate Sources	CHINA	ADR
LDK	LDK SOLAR CO-ADR	Energy-Alternate Sources	CHINA	ADR
LFC	CHINA LIFE-ADR	Insurance	CHINA	ADR
LPL	LG DISPLAY-ADR	Electronics	SOUTH KOREA	ADR
MPEL	MELCO CROWN-ADR	Lodging	HONG KONG	ADR
MR	MINDRAY MEDI-ADR	Healthcare-Products	CHINA	ADR
NTES	NETEASE.COM-ADR	Internet	CHINA	ADR
PKX	POSCO-ADR	Iron/Steel	SOUTH KOREA	ADR
PTR	PETROCHINA -ADR	Oil&Gas	CHINA	ADR
SKM	SK TELECOM-ADR	Telecommunications	SOUTH KOREA	ADR
SLT	STERLITE IND-ADR	Mining	INDIA	ADR
SOL	RENESOLA LTD-ADR	Semiconductors	CHINA	ADR
STP	SUNTECH POWE-ADR	Electrical Compo&Equip	CHINA	ADR
TSL	TRINA SOLAR-ADR	Energy-Alternate Sources	CHINA	ADR
TSM	TAIWAN SEMIC-ADR	Semiconductors	TAIWAN	ADR
TTM	TATA MOTORS-ADR	Auto Manufacturers	INDIA	ADR
YGE	YINGLI GREEN-ADR	Electrical Compo&Equip	CHINA	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

APPENDIX B

PROFUNDS EUROPE 30 INDEX

As of April 1, 2011

Ticker	Name	Industry	Country	Type
ALU	ALCATEL-LUCE-ADR	Telecommunications	FRANCE	ADR
ARMH	ARM HOLDINGS-ADR	Semiconductors	BRITAIN	ADR
ASML	ASML HOLDING-NY	Semiconductors	NETHERLANDS	NY Registered Shares
AZN	ASTRAZENECA-ADR	Pharmaceuticals	BRITAIN	ADR
BBL	BHP BILLITON-ADR	Mining	BRITAIN	ADR
BCS	BARCLAYS PLC-ADR	Banks	BRITAIN	ADR
BP	BP PLC-ADR	Oil&Gas	BRITAIN	ADR
BUD	ANHEUSER-SPN ADR	Beverages	BELGIUM	ADR
DEO	DIAGEO PLC-ADR	Beverages	BRITAIN	ADR
E	ENI SPA-ADR	Oil&Gas	ITALY	ADR
ERIC	ERICSSON LM-ADR	Telecommunications	SWEDEN	ADR
ESV	ENSCO PLC-ADR	Oil&Gas	BRITAIN	ADR
GSK	GLAXOSMITHKL-ADR	Pharmaceuticals	BRITAIN	ADR
HBC	HSBC HOLDING-ADR	Banks	BRITAIN	ADR
MT	ARCELORMITTAL-NY	Iron/Steel	LUXEMBOURG	NY Registered Shares
NOK	NOKIA CORP-ADR	Telecommunications	FINLAND	ADR
PHG	PHILIPS ELEC-NY	Electronics	NETHERLANDS	NY Registered Shares
RDS.A	ROYAL DUTCH-ADR	Oil&Gas	NETHERLANDS	ADR
RIO	RIO TINTO-ADR	Mining	BRITAIN	ADR
SAP	SAP AG-SPONS ADR	Software	GERMANY	ADR
SHPGY	SHIRE PLC-ADR	Pharmaceuticals	IRELAND	ADR
SI	SIEMENS AG-ADR	Miscellaneous Manufactur	GERMANY	ADR
SNY	SANOFI-AVENT-ADR	Pharmaceuticals	FRANCE	ADR
STD	BANCO SANTAN-ADR	Banks	SPAIN	ADR
STO	STATOIL ASA-ADR	Oil&Gas	NORWAY	ADR
TEF	TELEFONICA-ADR	Telecommunications	SPAIN	ADR
TOT	TOTAL SA-SP ADR	Oil&Gas	FRANCE	ADR
TS	TENARIS-ADR	Metal Fabricate/Hardware	LUXEMBOURG	ADR
UN	UNILEVER NV-NYS	Food	NETHERLANDS	NY Registered Shares
VOD	VODAFONE GRP-ADR	Telecommunications	BRITAIN	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

APPENDIX D

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of a ProFund VP. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 4, 2011, the following persons owned 25% or more of the shares of a ProFund VP and may be deemed to control a ProFund VP. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP MONEY MARKET	SUN LIFE ASSURANCE COMPANY OF CANADA –US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS, MA 02481	N/A	Sun Life Financial	32.29%

PROFUND VP MONEY MARKET	GREAT WEST LIFE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	CO	Power Financial Corporation	31.44%

PROFUND VP BULL	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	57.01%

PROFUND VP ULTRABULL	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	52.50%

PROFUND VP BEAR	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	78.17%

PROFUND VP ULTRANASDAQ-100	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	87.58%

PROFUND VP ULTRASHORT NASDAQ-100	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	ND	Sammons Financial Group	59.40%

PROFUND VP ULTRASMALL-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	61.88%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP ULTRASMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	31.02%

PROFUND VP EUROPE 30	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	69.87%

PROFUND VP JAPAN	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	87.62%

PROFUND VP SMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	93.44%

PROFUND VP NASDAQ-100	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	61.28%

PROFUND VP NASDAQ-100	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	28.63%

PROFUND VP BANKS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	95.38%

PROFUND VP BASIC MATERIALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	66.14%

PROFUND VP BIOTECHNOLOGY	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	78.62%

PROFUND VP CONSUMER SERVICES	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	83.20%

PROFUND VP CONSUMER GOODS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	89.59%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP OIL & GAS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	67.13%

PROFUND VP UTILITIES	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	76.23%

PROFUND VP TELECOMMUNICATIONS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	74.81%

PROFUND VP TECHNOLOGY	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	63.60%

PROFUND VP TECHNOLOGY	LINCOLN NATIONAL LIFE INSURANCE CO. 1300 SOUTH CLINTON STREET MAIL STOP 2H17 FORT WAYNE, IN 46802	IN	Lincoln National Corporation	34.29%

PROFUND VP SEMICONDUCTOR	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	98.61%

PROFUND VP REAL ESTATE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	89.79%

PROFUND VP PRECIOUS METALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	78.83%

PROFUND VP PHARMACEUTICALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	73.90%

PROFUND VP PHARMACEUTICALS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	25.71%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP INTERNET	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	96.00%

PROFUND VP INDUSTRIALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	90.30%

PROFUND VP HEALTH CARE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	76.34%

PROFUND VP FINANCIALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	59.61%

PROFUND VP SMALL-CAP VALUE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP SUB ACCOUNT 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	68.71%

PROFUND VP SMALL-CAP GROWTH	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	90.52%

PROFUND VP MID-CAP VALUE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	96.04%

PROFUND VP MID-CAP GROWTH	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	94.54%

PROFUND VP ULTRA MID-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	93.91%

PROFUND VP MID-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	88.40%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND

PROFUND VP SHORT NASDAQ-100	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	60.64%

PROFUND VP ASIA 30	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	60.69%

PROFUND VP U.S. GOVERNMENT PLUS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	67.42%

PROFUND VP RISING RATES OPPORTUNITY	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	59.93%

PROFUND VP LARGE CAP VALUE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	84.66%

PROFUND VP LARGE CAP GROWTH	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	90.89%

PROFUND VP SHORT SMALL-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	46.22%

PROFUND VP SHORT SMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	36.87%

PROFUND VP SHORT MID-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	96.84%

PROFUND VP FALLING U.S. DOLLAR	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	89.59%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP ULTRASHORT DOW 30	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	SD	Sammons Financial Group	97.22%

PROFUND VP INTERNATIONAL	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	71.90%

PROFUND VP SHORT INTERNATIONAL	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	65.03%

PROFUND VP EMERGING MARKETS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	84.88%

PROFUND VP SHORT EMERGING MARKETS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	79.19%

PROFUND VP DOW 30	SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	DE	Sun Life Financial, Inc.	66.01%

As of April 4, 2011, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund VP.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP MONEY MARKET
SUN LIFE ASSURANCE COMPANY OF CANADA - US	59,491,852	32.29%
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS, MA 02481
GREAT WEST LIFE & ANNUITY	57,924,837	31.44%
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE, CO 80111
WESTERN RESERVE LIFE ASSURANCE CO.	35,089,646	19.05%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
MIDLAND NATIONAL LIFE INSURANCE COMPANY	21,631,936	11.74%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND VP BULL
AMERICAN SKANDIA LIFE ASSURANCE CORP	2,312,921	57.01%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
WESTERN RESERVE LIFE ASSURANCE CO.	608,758	15.01%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
ING USA ANNUITY AND LIFE INSURANCE CO	544,562	13.41%
ONE ORANGE WAY
WINDSOR, CT 060954774
NATIONWIDE INVESTMENT SERVICES CORP.	341,713	8.42%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
PROFUND VP ULTRABULL
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,199,647	52.50%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
GREAT WEST LIFE & ANNUITY	531,528	23.26%
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE, CO 80111
MONY LIFE INSURANCE COMPANY OF AMERICA	247,802	10.84%
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104
MIDLAND NATIONAL LIFE INSURANCE COMPANY	133,800	5.86%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND VP BEAR
AMERICAN SKANDIA LIFE ASSURANCE CORP	944,551	78.71%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
MIDLAND NATIONAL LIFE INSURANCE COMPANY	109,175	9.04%
PO BOX 79907
DES MOINES, IA 503250997
NATIONWIDE INVESTMENT SERVICES CORP.	80,730	6.68%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
PROFUND VP ULTRANASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,439,047	87.58%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
GREAT WEST LIFE & ANNUITY 8515 E ORCHARD RD 2T2 G REENWOOD VILLAGE, CO 80111	145,219	8.84%
PROFUND VP ULTRASHORT NASDAQ-100 MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	106,733	59.40%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	40,289	22.42
JEFFERSON NATIONAL LIFE INSURANCE CO. ONE VIRGINIA AVE INDIANAPOLIS, IN 46204	30,307	18.87
PROFUND VP ULTRASMALL-CAP AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL NEWARK, NJ 07102	1,031,103	61.88%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	516,841	31.02%
PROFUND VP EUROPE 30 AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL NEWARK, NJ 07102	1,695,263	69.87%
ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR, CT 060954774	415,613	17.13%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE, IN 46802	175,815	7.25%
PROFUND VP JAPAN AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL NEWARK, NJ 07102	813,263	87.62%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	47,679	5.14%
PROFUND VP SMALL-CAP WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	369,903	93.44%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,565,901	61.28%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	731,527	28.63%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP BANKS
AMERICAN SKANDIA LIFE ASSURANCE CORP	444,353	95.38%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP BASIC MATERIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,009,746	66.14%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	481,025	31.51%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP BIOTECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP	236,620	78.62%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
AXA EQUITABLE LIFE INSURANCE CO	53,604	17.81%
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104
PROFUND VP CONSUMER SERVICES
AMERICAN SKANDIA LIFE ASSURANCE CORP	375,538	83.20%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	46,477	10.23%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP CONSUMER GOODS
AMERICAN SKANDIA LIFE ASSURANCE CORP	403,792	89.59%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
MIDLAND NATIONAL LIFE INSURANCE COMPANY	31,849	7.07%
PO BOX 79907
DES MOINES, IA 503250997

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP OIL & GAS
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,694,992	67.14%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	554,859	21.98%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP UTILITIES
AMERICAN SKANDIA LIFE ASSURANCE CORP	962,965	76.23%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	259,624	22.55%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP TELECOMMUNICATIONS
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,565,975	74.81%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	441,812	21.10%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP TECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP	622,755	63.60%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
LINCOLN NATIONAL LIFE INS CO	335,772	34.29%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802
PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP	201,016	98.61%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP REAL ESTATE
AMERICAN SKANDIA LIFE ASSURANCE CORP	422,479	89.79%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
MIDLAND NATIONAL LIFE INSURANCE COMPANY	27,886	5.93%
PO BOX 79907
DES MOINES, IA 503250997

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP PRECIOUS METALS
AMERICAN SKANDIA LIFE ASSURANCE CORP	2,341,234	78.83%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	500,680	16.86%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP PHARMACEUTICALS
AMERICAN SKANDIA LIFE ASSURANCE CORP	225,450	73.90%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	78.438	25.71%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP INTERNET
AMERICAN SKANDIA LIFE ASSURANCE CORP	155,192	96.00%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP INDUSTRIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP	625,502	90.30%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP HEALTH CARE
AMERICAN SKANDIA LIFE ASSURANCE CORP	672,657	76.34%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
LINCOLN NATIONAL LIFE INS CO	113,486	12.88%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802
PROFUND VP FINANCIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP	924,461	59.61%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	297,080	19.16%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
LINCOLN NATIONAL LIFE INS CO	233,162	15.04%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP SMALL-CAP VALUE	858,236	68.71%
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	242,814	19.44%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
MIDLAND NATIONAL LIFE INSURANCE COMPANY	93,096	7.45%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND VP SMALL-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,813,930	90.51%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
LINCOLN NATIONAL LIFE INS CO	117,230	5.85%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802
PROFUND VP MID-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,166,570	96.05%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,958,234	94.54%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP ULTRA MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,029,018	93.91%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP MID-CAP
WESTERN RESERVE LIFE ASSURANCE CO.	473,462	88.38%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
JEFFERSON NATIONAL LIFE INSURANCE CO.	32,137	6.00%
ONE VIRGINIA AVE
INDIANAPOLIS, IN 46204

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP SHORT NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,364,999	60.64%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
MIDLAND NATIONAL LIFE INSURANCE COMPANY	453,591	20.15%
PO BOX 79907
DES MOINES, IA 503250997
NATIONWIDE INVESTMENT SERVICES CORP.	220,822	9.80%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
WESTERN RESERVE LIFE ASSURANCE CO.	183,909	8.17%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP	836,509	60.69%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	261,695	18.99%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
LINCOLN NATIONAL LIFE INS CO	233,726	16.96%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802
PROFUND VP U.S. GOVERNMENT PLUS
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,150,347	67.42%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	311,455	18.25%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
LINCOLN NATIONAL LIFE INS CO	131,907	7.73%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802
PROFUND VP RISING RATES OPPORTUNITY
AMERICAN SKANDIA LIFE ASSURANCE CORP	2,903,114	59.93%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
ING USA ANNUITY AND LIFE INSURANCE CO	849,651	17.54%
ONE ORANGE WAY
WINDSOR, CT 060954774

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MONY LIFE INSURANCE COMPANY OF AMERICA	307,000	6.34%
1740 BROADWAY MD
NEW YORK, NY 10019
NATIONWIDE INVESTMENT SERVICES CORP.	260,019	5.37%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
LINCOLN NATIONAL LIFE INS CO	246,563	5.09%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802
PROFUND VP LARGE CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP	1,057,098	84.66%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
LINCOLN NATIONAL LIFE INS CO	122,601	9.82%
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802
PROFUND VP LARGE CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP	977,141	90.90%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
PROFUND VP SHORT SMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP	227,315	46.22%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
WESTERN RESERVE LIFE ASSURANCE CO.	181,307	36.87%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
PROFUND VP SHORT MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP	102,605	96.84%
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102
MIDLAND NATIONAL LIFE INSURANCE COMPANY	69,067	14.04%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND VP FALLING U.S. DOLLAR
WESTERN RESERVE LIFE ASSURANCE CO.	49,197	89.60%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MIDLAND NATIONAL LIFE INSURANCE COMPANY	5,382	9.80%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND VP ULTRASHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY	159,137	97.22%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND VP INTERNATIONAL
WESTERN RESERVE LIFE ASSURANCE CO.	634,547	71.90%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
NATIONWIDE INVESTMENT SERVICES CORP.	208,511	23.63%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
PROFUND VP SHORT INTERNATIONAL
NATIONWIDE INVESTMENT SERVICES CORP.	16,559	21.62%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
MIDLAND NATIONAL LIFE INSURANCE COMPANY	5,206	6.80%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND ADVISORS LLC	3,907	5.10%
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814
PROFUND VP EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO.	911,016	84.88%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
NATIONWIDE INVESTMENT SERVICES CORP.	123,957	11.55%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
PROFUND VP SHORT EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO.	61,447	79.19%
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499
NATIONWIDE INVESTMENT SERVICES CORP.	5,251	6.77%
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215
PROFUND ADVISORS LLC	5,076	6.54%
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY	7,315	66.01%
PO BOX 79907
DES MOINES, IA 503250997
AMERITAS VARIBLE LIFE INSURANCE COMPANY	2,111	19.05%
5900 ‘O’ STREET
LINCOLN NE 68510
PROFUND ADVISORS LLC	1,655	14.94%
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814
PROFUND VP SHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY	12,145	66.32%
PO BOX 79907
DES MOINES, IA 503250997
PROFUND ADVISORS LLC	4,493	24.53%
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814
AMERITAS VARIBLE LIFE INSURANCE COMPANY	1,675	9.15%
5900 ‘O’ STREET
LINCOLN NE 68510

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

Money Market ProFund

TICKER
Investor Class	MPIXX
Service Class	MPSXX

May 1, 2011

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Money Market ProFund (“Money Market ProFund” or “Fund”), a series of ProFunds, a Delaware statutory trust (the “Trust”).

Money Market ProFund offers two classes of shares: Investor Class Shares and Service Class Shares, each of which is discussed herein. The Fund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other series of the Trust (each, a “ProFund”), Money Market ProFund currently seeks to achieve its investment objective by investing substantially all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company with an identical investment objective. The performance of Money Market ProFund will correspond to the investment performance of the Portfolio, less additional fees and expenses. Because of the inherent risks in any investment, there can be no assurance that the Fund’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Money Market ProFund Investor Class and Service Class Prospectus, dated May 1, 2011 ( the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and Notes are included in the Fund’s annual report for the fiscal year ended December 31, 2010 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and the Fund’s Annual Report are available, without charge, upon request to the address above, by telephone at the numbers above or on the Trust’s website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION ABOUT PROFUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series. One series is discussed herein and other series may be added in the future. The Fund may be used independently or in combination with other ProFunds or series of Access One Trust (“Access One Funds”) as part of an overall investment strategy. Investor Class and Service Class Shares of any ProFund may be exchanged, without charge, for shares of any other ProFund or Access One Fund that offers such shares on the basis of the respective net asset values of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholder Services — Exchanging ProFund Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus. The investments made by Money Market ProFund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Fund. The Advisor is a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Reference is made to the Prospectus for a discussion of the investment objective and policies of Money Market ProFund. Set forth below is further information relating to the Fund, which supplements, and should be read in conjunction with, the Prospectus. Money Market ProFund currently invests all of its investable assets in the Portfolio, which has as its investment adviser Deutsche Investment Management Americas Inc. (“DIMA”), headquartered at 345 Park Avenue, New York, New York 10154.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective and all other investment policies of the Fund not specified as fundamental may be changed by the Trust’s Board of Trustees (the “Board” or the “Board of Trustees” or the “Trustees”) without the approval of shareholders.

It is the policy of the Fund not to take defensive positions.

The investment techniques and strategies of the Fund discussed below, may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below or any of the other methods of investment available to the Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate the Fund at a time which may not be an opportune time for shareholders.

There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

DEBT INSTRUMENTS

The types of instruments to which Money Market ProFund may achieve exposure through its investments in the Portfolio are discussed below.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances and other short-term liquid instruments.

U.S. Government Securities

The Portfolio may also invest in U.S. government securities in pursuit of its investment objectives for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National

3

Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Portfolio’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Portfolio’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in the Portfolio’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers the Portfolio’s income when interest rates fall. Of course, the Portfolio’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to the Portfolio depending on the amount of a bank’s obligations that the Portfolio holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states.

4

Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Fixed-Income Securities

The Portfolio may invest in a wide range of fixed-income securities.

The Portfolio may invest in investment grade corporate debt securities. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

REPURCHASE AGREEMENTS

The Portfolio also may enter into repurchase agreements with financial institutions in pursuit of its investment objective or for liquidity purposes. Under a repurchase agreement, the Portfolio purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. DIMA’s credit risk team monitors counterparties to repurchase agreements on a continuous basis and on an annual basis performs a comprehensive analytical review of the counterparties to ensure creditworthiness. . In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer.

REVERSE REPURCHASE AGREEMENTS

The Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Portfolio, as the seller of securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security

5

during the term of the agreement. The Portfolio segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of the Portfolio assets and its yield.

CASH RESERVES

To seek its investment objective, as a cash reserve or for liquidity purposes, the Portfolio may invest all or part of the Portfolio’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances or repurchase agreements secured by U.S. government securities.

BORROWING

The Portfolio may borrow for temporary or emergency purposes. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as DIMA deems appropriate in connection with any borrowings.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

To the extent allowable by its investment policies, the Portfolio may from time to time in the ordinary course of business, purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value of the securities, each day, in determining the Portfolio’s net asset value (“NAV”). At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Portfolio may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If the Portfolio invests in, and, thus, is a shareholder of, another investment company, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Portfolio to the Portfolio’s own investment adviser and the other expenses that the Portfolio bears directly in connection with the Portfolio’s own operations.

ILLIQUID SECURITIES

The Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold

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to qualified institutional buyers under Rule 144A of the 1933 Act. The Portfolio will not invest more than 5% of the Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days and certain securities whose disposition is restricted under the federal securities laws. The Portfolio may not be able to sell illiquid securities when DIMA considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Portfolio may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by the Fund to DIMA. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

The Portfolio will maintain a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DIMA, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DIMA will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, that are rated in the highest short-term rating category by any two nationally recognized security rating organization (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DIMA to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DIMA deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts and possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks

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peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix A.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS, ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not rated, must be believed by DIMA to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Variable Rate Master Demand Notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DIMA, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

Other Debt Obligations. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DIMA to be of comparable quality.

Credit Enhancement. Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance from a third party. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

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Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the GNMA, the FNMA and the FHLMC or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship

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or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Portfolio may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the U.S. government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the

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investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a holder wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, a separate registered investment company with the same investment objective as Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as Money Market ProFund and are not subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

The Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as

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opposed to a cash distribution from the Portfolio). If securities are distributed, Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

INVESTMENT RESTRICTIONS

The Portfolio has adopted certain investment restrictions as fundamental policies which cannot be changed without a vote of a “majority of the outstanding voting securities” of the Portfolio. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio. All policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and/or by the Portfolio. Unless an investment instrument or technique is described in the Prospectus or elsewhere herein, Money Market ProFund and the Portfolio may not invest in that investment instrument or engage in that investment technique.

The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and/or by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Each of Money Market ProFund and/or the Portfolio, as applicable, may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Portfolio/Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio/Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

(5) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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(6) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio/Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s/Fund’s ownership of securities.

(7) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(8) The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

ADDITIONAL NON-FUNDAMENTAL RESTRICTIONS. In order to comply with certain statutes and policies, the Trust, on behalf of Money Market ProFund, will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)	Invest for the purpose of exercising control or management.

As a matter of non-fundamental policy:

(1)	the Portfolio may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(2)	the Portfolio may not lend portfolio securities.

(3)	any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be U.S. dollar denominated and must not be subject to foreign withholding tax at the time of purchase.

(4)	for purposes of the investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches.

(5)	the Portfolio may invest in separately traded principal and interest component of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government.

(6)	the Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage.

(7)	the Portfolio will purchase only variable rate master demand notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is normally calculated as of the close of trading of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business except for Columbus Day and Veterans Day (each such day, a “Valuation Day”).

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) are closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

The NAV per share of each class of shares of the Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of the Fund is calculated by dividing the market value of its investment in the Portfolio, less all liabilities attributed to the specific class, by the total number of outstanding shares of the class. The Fund records its investment transactions no later than the next business day of when the transaction order is placed. When the Fund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the

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business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund. Money Market ProFund’s NAV per share will normally be $1.00. There is no assurance that the $1.00 NAV will be maintained.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Portfolio follows the guidelines of Rule 2a-7, including the requirement that it purchase only instruments having remaining maturities of 397 days or less and invest only in securities to be of high quality with minimal credit risks.

Each investor in the Portfolio, including Money Market ProFund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including Money Market ProFund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including Money Market ProFund, in the Portfolio. The percentage so determined for Money Market ProFund will then be applied to determine the value of Money Market ProFund’s interest in the Portfolio as of the close of the following Valuation Day.

The Board of Trustees of the Fund has established procedures reasonably designed to stabilize the Fund’s NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where the Fund’s NAV per share calculated based on valuing the Fund’s investment in the Portfolio and the Fund’s other assets using market valuations may deviate from the $1.00 per share calculated based on valuing the Fund’s investment in the Portfolio and the Fund’s other assets using amortized cost. If there were any deviation of the Fund’s NAV that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board of Trustees of the Fund would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or valuing assets based on market valuations. Because the Fund invests substantially all its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of the Portfolio’s Board of Trustees.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board of Trustees of the Portfolio, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the pricing committee (or, in some cases, the valuation committee) of the Board of Trustees of the Portfolio based upon input from DIMA or other third parties.

PORTFOLIO TRANSACTIONS AND BROKERAGE

DIMA is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of DIMA in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large

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program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the broker-dealer’s ability to provide access to new issues; the broker-dealer’s ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DIMA seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. DIMA routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by DIMA with the principal market makers for these securities unless DIMA reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, DIMA does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

DIMA is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DIMA determines that such commissions are reasonable in relation to the overall services provided. DIMA may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DIMA. Consistent with DIMA’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DIMA may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Portfolio and to DIMA, it is the opinion of DIMA that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DIMA’s staff. To the extent that research and brokerage services of value are received by DIMA, DIMA may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to DIMA and its affiliates in providing investment management services to all or some of its clients, which includes the Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by DIMA specifically to service the Portfolio.

Research and brokerage services provided by broker dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

DIMA may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, DIMA will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

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Investment decisions for the Portfolio and for other investment accounts managed by DIMA are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DIMA may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolio’s management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategies. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor to the Portfolio, the sub-advisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of DIMA, and in accordance with procedures approved by the Portfolio’s Board of Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

MANAGEMENT OF PROFUNDS

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the federal securities laws.

The Board is currently composed of three Trustees, including two Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls to discuss specific matters that may require action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a three-member Board, including two Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates

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ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings. In view of the small size of the Board, the Board has concluded that designating one of the two Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board.

The Board oversight of the Trust and the Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance and risks. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trusts compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise. The CCO also oversees the Advisor’s Risk Management Committee, which meets periodically to assess and address areas of risk within the organization.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Fund’s controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112) ProShares Trust (101) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112) ProShares Trust (101) Access One Trust (3)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare	ProFunds (112) ProShares Trust (101) Access	None

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Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
	of the Board		Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	One Trust (3)

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	None
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001-$50,000

As of April 4, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

Compensation of Trustees

During 2010, each Independent Trustee was paid a $133,500 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $6,375 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

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The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2010.

Name:	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$32,335	$0	$0	$204,750
Michael C. Wachs, Trustee	$32,335	$0	$0	$204,750
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor; (April 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of the Distributor (March 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and the Advisor under which the Advisor serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of Money Market ProFund. The Advisor may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Fund’s shares. The Advisor has managed the Fund since its inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each other series of ProFunds and each series of ProShares Trust and Access One Trust.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the Fund and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

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•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Fund pays to the Advisor a fee at the annual rate of 0.35% of its average daily net assets.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Advisor was entitled to, and contractually waived, management services fees in the following amounts for the Fund:

	2008		2009			2010
	Earned	Waived	Earned		Waived	Earned	Waived
Money Market ProFund	$2,536,053	$0	$2,386,992	*	$2,386,992	$1,993,084	$1,993,084	**

*	Amount does not reflect $966,687 reimbursed to the Fund.
**	Amount does not reflect $2,839,190 reimbursed to the Fund.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Effective December 31, 2006 the Portfolio has retained the services of Deutsche Investment Management Americas Inc. (“DIMA”) as investment advisor. Under the supervision of the Portfolio’s Board of Trustees, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DIMA manages the Portfolio’s daily investment and business affairs subject to the policies established by the Portfolio’s Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank’s Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The Board of Trustees of the Portfolio and the Portfolio’s shareholders have approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Portfolio. Pursuant to the Investment Management Agreement, DIMA provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, DIMA determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio’s policies as adopted by the Portfolio’s Board. DIMA will also monitor, to the extent not monitored by the Portfolio’s administrator or other agent, the Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

Under the Investment Management Agreement, the Portfolio pays the Advisor a fee, computed and accrued daily and paid monthly, at the annual rate of 0.15% of the first $3 billion of the Portfolio’s average daily net assets, 0.1325% on the next $4.5 billion and 0.12% thereafter. As an interested holder of the Portfolio, the Money Market ProFund bears its proportionate share of this fee.

DIMA provides assistance to the Portfolio’s Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

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Pursuant to the Investment Management Agreement, DIMA acts as investment advisor, manages the Portfolio’s investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Portfolio if elected to such positions. DIMA provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds. In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by DIMA. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to the Portfolio.

Pursuant to the Investment Management Agreement (unless otherwise provided in the agreement or as determined by the Portfolio’s Board of Trustees and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the members of the Portfolio’s Board of Trustees, officers, and executive employees of the Portfolio, including the Portfolio’s share of payroll taxes, who are affiliated persons of DIMA.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to DIMA; outside legal, accounting or auditing expenses; including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio’s custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio’s shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice.

Under the current administrative services agreement between the Portfolio and DIMA (the “Administrative Services Agreement”), DIMA provides administrative services (other than those contained in the Investment Management Agreement) to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA a fee of 0.030% of the Portfolio’s average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of the Fund and the Portfolio reasonably deems necessary for the proper administration of the Fund and the Portfolio. DIMA provides the Fund and the Portfolio with personnel; arranges for the preparation and filing of the Fund’s and the Portfolio’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders;

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prepares and files updates to the Fund’s and the Portfolio’s prospectuses and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s and the Portfolio’s records; provides the Fund and the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund and the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Fund and the Portfolio; establishes and monitors the Fund’s and the Portfolio’s operating expense budgets; reviews and processes the Fund’s and the Portfolio’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund and the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DIMA also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that DIMA will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between DIMA and State Street Bank and Trust Company, DIMA has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by the Fund or Portfolio.

Through December 31, 2010, DIMA was the Portfolio’s investment advisor; fees paid through this date were received by DIMA. For the fiscal years ended December 31, 2008, 2009 and 2010, DIMA earned $40,442,627, $40,589,354 and $41,298,160, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, DIMA voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $12,102,098, $8,500,336 and $4,004,477 respectively.

DIMA had contractually agreed through July 29, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the total annual expenses of the Portfolio at 0.15% of the Portfolio’s average daily net assets.

Effective November 1, 2010, the DIMA has contractually agreed to waive total operating expenses at 0.16% of its average daily net assets (excluding expenses such as extraordinary expenses, taxes, brokerage and interest). This voluntary waiver or reimbursement may be terminated at any time at the option of DIMA.

DIMA, subject to the approval of the Portfolio’s Board of Trustees, has ultimate responsibility to recommend the hiring, termination and replacement of sub-advisors. The Portfolio and DIMA have received an order from the SEC that allows the Portfolio and DIMA to utilize a multi-manager structure in managing the Portfolio’s assets. Pursuant to the SEC order, DIMA, with the approval of the Portfolio’s Board of Trustees, is permitted to select sub-advisors that are not affiliates of DIMA (“nonaffiliated sub-advisors”) to manage all or a portion of the Portfolio’s assets without obtaining shareholder approval. DIMA also has the discretion to terminate any sub-advisor and allocate and reallocate the Portfolio’s assets among any non-affiliated sub-advisors. The SEC order also permits DIMA, subject to the approval of the Portfolio’s Board of Trustees, to materially amend an existing subadvisory agreement with a nonaffiliated sub-advisor without shareholder approval. The Portfolio and DIMA are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated sub-advisor, the Portfolio will provide shareholders, such as the Fund, with an information statement containing information about the new non-affiliated sub-advisor.

The Portfolio and DIMA have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated sub-advisors to certain sub-advisors that are affiliates of DIMA (“affiliated sub-advisors”). If such relief is granted by the SEC, DIMA, with the approval of the Portfolio’s Board of Trustees, would be able to hire non-affiliated and/or affiliated sub-advisors to manage all or a portion of the Portfolio’s assets without obtaining shareholder approval. DIMA would also have the discretion to terminate any sub-advisor and allocate and reallocate the Portfolio’s assets among any other sub-advisors (including terminating a non-affiliated sub-advisor and replacing it with an affiliated sub-advisor). DIMA, subject to the approval of the Portfolio’s Board of Trustees, would also be able to materially amend an existing subadvisory agreement with any such sub-advisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The Portfolio and DIMA will be subject to any new conditions imposed by the SEC.

Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or

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employees of DIMA, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DIMA or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and among the leading dealers of various types of such obligations. DIMA has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DIMA, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

DIMA has delivered a letter of understanding to ProFunds Distributors, Inc. (“the Distributor”) in which it has committed to provide the Distributor with cash payments to enhance the visibility and distribution of Money Market ProFund and the other ProFunds, given that the sale of shares of the ProFunds is likely to increase the size of Money Market ProFund. Pursuant to this arrangement, an initial payment of $1,843,742.00 has been made by DIMA to the Distributor and thereafter periodic payments will be made, calculated initially at an annual rate of 0.08% of the portion of Money Market ProFund’s average net assets invested in the Portfolio. DIMA has represented to the ProFunds that the payments are to be made from its “legitimate advisory profits” and that DIMA will not deduct the payments as expenses in its presentations justifying its investment advisory fees to the Portfolio’s directors.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund/Portfolio and the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund/Portfolio or a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

Deutsche Investment Management Americas Inc. Code of Ethics

DIMA and its affiliates (including the Portfolio’s distributor) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act. The Portfolio’s Board Members, officers of the Portfolio and employees of DIMA and the Portfolio’s principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolio, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel. These Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES FOR MONEY MARKET PROFUND AND THE PORTFOLIO

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

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Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc. an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. As applicable to the Fund, proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Fund’s shareholders and the Advisor, underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month periods ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-5717, (2) on the Fund’s website at http://www.profunds.com and (3) on the SEC’s website at http://www.sec.gov.

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting the Portfolio’s Web site at: www.dws-investments.com (click on “proxy voting” at the bottom of the page).

DISCLOSURE OF PORTFOLIO HOLDINGS OF MONEY MARKET PROFUND AND THE PORTFOLIO

In addition to the public disclosure of Fund portfolio holdings through required SEC filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds’ Web site as described in the Fund’s prospectus. The

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Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of the Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund’s Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived there from, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the Fund and the ProFunds. The Administrator provides the Fund and the ProFunds with all required general administrative services, including, without limitation, office space, equipment and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for the Fund and the ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the Fund and the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund and the ProFunds; the Fund and the ProFunds reimburse the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Fund and the ProFunds under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

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The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the Fund’s and the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2008, 2009 and 2010, Citi, as Administrator, was entitled to administration fees in the following amounts for the Fund:

ADMINISTRATION FEES

	2008	2009	2010
Money Market ProFund	$194,147	$208,316	169,998

DIMA acts as fund accounting agent for the Fund.

For the fiscal years ended December 31, 2008, 2009 and 2010, DIMA, as fund accounting agent, was entitled to fees in the following amounts for the Fund:

FUND ACCOUNTING FEES

	2008	2009	2010
Money Market ProFund	$10,000	$10,000	$10,000

CUSTODIANS

UMB Bank, N.A. acts as custodian to the Fund. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri 64106. State Street Bank & Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian to the Portfolio.

The applicable custodian for the Fund and the Portfolio, among other things, maintains a custody account or accounts in the name of the Fund or Portfolio; receives and delivers all assets for the Fund or Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund or Portfolio; and pays all expenses of the Fund or Portfolio. For its services, each custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Fund’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC is located at 41 South High Street, Suite 2500, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the Fund and the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland. 20814. The Distributor has no role in determining the investment policies of the Trust or the Fund or which securities are to be purchased or sold by the Trust or the Funds.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on the Fund’s behalf. The Fund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the Fund.

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DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the Fund or the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund and the ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended December 31, 2010, the following ProFund paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

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Fund	Service Class Paid	Service Class Waived
Money Market ProFund	$1,225,110	$0

The Board of Trustees has approved the Distributor’s Distribution Support Guidelines (the “Guidelines”) related to the use of monies in excess of the amounts owed to Authorized Firms paid pursuant to Rule 12b-1 in accordance with the Service Class Plan (with respect to the monies paid, the “12b-1 Plan monies”). The Guidelines are designed to administer the use of the 12b-1 Plan monies to pay for expenses and services in connection with promoting Fund sales and to pay financial intermediaries, including the Distributor, for expenses and services that are primarily intended to result in the sale of Fund shares. Payments under the Guidelines also may be made to the Advisor and its affiliates for distribution-related expenditures and services performed on the Funds’ behalf.

Under the Guidelines, allowable distribution-related expenditures and services relating to marketing the Funds include FINRA advertising review fees; prospectus and financial statement printing and reprinting; direct mail and fulfillment (including account applications and other account opening materials); Fund development, maintenance and other e-Commerce activity to support the Funds’ website; collateral materials, such as performance reporting fact sheets and newsletters; and design, copywriter and production expenses (e.g., printing, development and media costs) for distribution-related materials. The Guidelines also specify marketing-related expenditures and services allowable subject to prior written approval and, in some cases, the provision of detailed information about the expenditure or service. These include event sponsorship, conferences and sales meetings, sales incentives and market research and consulting services (e.g., FRC and outside consultants) in support of Fund sales. In addition, the Guidelines permit the use of 12b-1 Plan monies for the following expenditures and services of selling members, provided that they are disclosed in the Funds’ prospectus and paid pursuant to a written agreement approved by the Board of Trustees: platform fees, sub-transfer agency fees and fees in connection with revenue sharing arrangements. The Distributor also must report the payments of any such fees, along with their purposes, to the Board of Trustees.

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Fund and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, the ProFunds, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by

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the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES AND FEES

The Fund may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Fund. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Fund via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Fund, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Fund. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in the Fund, generally, the Fund is authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the Fund, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for the Fund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of the Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to the Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid the following administrative services fees:

	2008	2009	2010
Money Market ProFund	$148,547	$138,973	$136,560

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. The Fund’s expenses include, without limitation: the investment advisory fee, the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; product description; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and

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local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses. The Fund pays its proportionate share of the Portfolio expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. The Fund offers two classes of shares: Service Class Shares and Investor Class Shares.

All shares of the Trust are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of April 4, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Fund.

See Appendix C to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

OVERVIEW

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

As described earlier, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which is classified as a partnership for U.S. federal income tax purposes. Accordingly, the character and amount of the Fund’s income, gains, losses, deductions and other tax items generally is determined at the Portfolio level and the Fund is allocated, and is required to take into account for U.S. federal income tax purposes, its share of the Portfolio’s income, gains, losses, deductions, and other tax items for each taxable year substantially as though such items had been realized directly by

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the Fund and without regard to whether the Portfolio distributes any cash to the Fund. See “Investment in the Portfolio” below for more information.

QUALIFICATION AS A RIC

The Fund intends to elect and qualify to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. The Fund intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership, such as the Portfolio, will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally, a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. The Portfolio is not a qualified publicly traded partnership.

Pursuant to current Internal Revenue Service (“IRS”) guidance, the Fund will be treated as holding directly its share of the underlying assets of the Portfolio for purposes of the diversification test in paragraph (b) above. In applying the diversification test, identification of the issuer (or, in some cases, issuers) of a particular investment will depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification test. Also, for purposes of the diversification test, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, the Fund were to fail to satisfy the income test or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates and distributions from the Fund to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions from earnings and profits, including distributions of net long-term capital gain (if any), would be taxable to shareholders as dividend income (and potentially would be eligible for the corporate dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the

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case of individual shareholders, provided, in each case, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares) even though those distributions might otherwise (at least in part) have been treated in the shareholder’s hands as long-term capital gain. In order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses), if any. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence, if any, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its taxable income, net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend) and earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. In addition, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

Distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain – that is, the excess of net long-term capital gains from the sale of investments owned (or treated as owned) by the Fund for more than one year over net short-term capital losses – that are properly reported (generally on IRS Form 1099) by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are taxable at long-term capital gains rates, regardless of how long the shareholder has held the Fund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Capital Gain Dividends are not eligible for the corporate dividends received deduction. Distributions attributable to the excess of net gains from the sale of investments owned by the Fund for one year or less over net long-term capital losses will be taxable as ordinary income. The Fund does not expect any significant portion of its distributions to be taxable as long-term capital gains. Long-term capital gain rates applicable to non-corporate shareholders have been reduced, in general to 15% (with a 0% rate applying to taxpayers in the 10% and 15% ordinary income brackets), for taxable years beginning before

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January 1, 2013. It is currently unclear whether these long-term capital gain rates will be extended to taxable years beginning on or after January 1, 2013.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent tax disposition by the shareholder of its shares.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received. Distributions by the Fund to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will generally be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to qualifying dividend-paying stocks in its portfolio (if any) and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares. The Fund does not expect that a significant portion of its distributions will be derived from qualified dividend income. It is currently unclear whether the special tax treatment of qualified dividend income will be extended to taxable years beginning on or after January 1, 2013.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally may realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that substantially identical shares are acquired (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares. It is not expected that any gain or loss will be realized in respect of the Fund shares because of the Fund’s policy to maintain its net asset value at a constant $1.00 per share.

INVESTMENT IN THE PORTFOLIO

Special tax considerations apply to the Fund’s investment in the Portfolio. As noted above, the Portfolio is treated as a partnership for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of the Portfolio so as to reflect the Fund’s interest in the Portfolio. The Portfolio may modify its allocations to its partners to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including items of gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations.

The Fund will be required to include in its income its share of the Portfolio’s tax items, including income, gain, deduction, or loss, for any taxable year regardless of whether or not the Portfolio distributes any cash to the Fund in such year. As described in its current registration statement, the Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Portfolio interests) to its investors each year. Accordingly, the Fund

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will likely be required to redeem a portion of its interest in the Portfolio in order to obtain sufficient cash to satisfy its annual RIC distribution requirements (described above) and to otherwise avoid fund-level federal income and excise taxes.

The Fund’s receipt of cash distributions from the Portfolio generally will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the Portfolio. A cash distribution in partial or complete redemption of the Fund’s interest in the Portfolio is generally taxable to the Fund as a sale or exchange only to the extent the amount of cash received by the Fund exceeds the Fund’s adjusted tax basis in its interest in the Portfolio. Any loss may be recognized by the Fund only if it redeems its entire interest in the Portfolio for cash. Any gain recognized generally will be treated by the Fund as ordinary income, rather than capital gain, to the extent the Fund’s share of the Portfolio’s “unrealized receivables” (including any accrued but untaxed market discount) and “substantially appreciated inventory,” if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory. The Fund generally will not recognize gain or loss on an in-kind distribution of property from the Portfolio, including on an in-kind redemption of its Portfolio interest. However, certain exceptions to this general rule may apply.

LONGER-TERM DEBT SECURITIES

Original issue discount. Certain debt securities with a fixed maturity date of more than one year from the date of issuance that are acquired by the Portfolio may be treated as debt securities that were originally issued with original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income, and accordingly such income, when allocated to the Fund, is subject to the distribution requirements applicable to RICs, even though payment of that accrued income may not be received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. Some debt securities with original issue discount may be purchased by the Portfolio in the secondary market at a discount to their “revised issue price.” This discount represents “market discount” for federal income tax purposes (see below).

Market discount. If the Portfolio purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with original issue discount, a price below the debt security’s “revised issue price”), the debt security will be considered to have “market discount.”

If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Portfolio, and allocated as such to the Portfolio’s partners, in each taxable year in which the Portfolio owns an interest in such debt security and receives a principal payment on it. In particular, the principal payment must be allocated first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Similarly, gain realized on a disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Alternatively, the Portfolio may elect to include accrued market discount in income currently (as ordinary income) over the term of the debt security, and allocate to the Fund its share of that accrued income, even though payment of the accrued amount is not received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. The Fund could be required to distribute this accrued income to its shareholders in order to meet its annual RIC distribution requirements and otherwise avoid fund-level income and excise taxes.

Generally, market discount accrues ratably on a daily basis for each day the debt security is held by the Portfolio based on the number of days between the date of the Portfolio’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

SHORTER-TERM DEBT SECURITIES

Some debt securities with a fixed maturity date of one year or less from the date of issuance that are acquired by the Portfolio may be treated as having original issue discount or, in some cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Portfolio will be required to include the original issue

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discount or acquisition discount in income (as ordinary income), and allocate to the Fund its share of that income, over the term of the debt security, even though payment of that amount is not received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. The Fund could be required to distribute this accrued income to its shareholders in order to satisfy its annual RIC distribution requirements and otherwise avoid Fund-level income and excise taxes. The rate at which original issue discount or acquisition discount accrues, and thus is allocated to the Fund, may depend upon which of the permitted accrual methods the Portfolio elects.

HIGHER-RISK SECURITIES

The Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolio. Tax rules are not entirely clear about issues such as whether or to what extent the Portfolio should recognize market discount on such a debt obligation, when a holder may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed when, as and if the Portfolio invests in such securities, in order to seek to ensure that the Fund distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

CONSTRUCTIVE SALES

Under certain circumstances, the Portfolio may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Portfolio would be treated as if it had sold and immediately repurchased the property and the Fund would be required to include its allocable share of any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Portfolio’s taxable year and the Portfolio holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

UNRELATED BUSINESS TAXABLE INCOME

Under current law, income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax exempt entity that is a shareholder in the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

FOREIGN INVESTMENTS AND TAXES

Investment income and gains received by the Portfolio from foreign investments, if any, may be subject to foreign withholding and other taxes, which could decrease the return on those investments. The effective rate of foreign taxes to which the Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Portfolio.

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 28% for amounts paid through December 31, 2012. The backup

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withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

In addition, for taxable years of the Fund beginning before January 1, 2012, the Fund generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the distribution is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the distribution is attributable to interest paid by a person that is a related person with respect to the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such (generally on IRS Form 1099) by the Fund (“interest related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”). These withholding exemptions will expire for distributions with respect to taxable years of the Fund beginning after January 1, 2012. As of the date of this SAI, it is unclear whether Congress will extend the exemptions and what the terms of any such extension will be. Even if these withholding exemptions are extended, depending on the circumstances, the Fund may opt not to report potentially eligible dividends as interest-related dividends or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Further, the exemptions from withholding for interest-related dividends and short-term capital gain dividends expired for the period from December 31, 2009 to December 17, 2010. The Fund was required to withhold with respect to such distributions made during that period, but for the enactment of legislation retroactively reinstating the exemptions. Federal tax legislation provides that the Fund is not liable to shareholders for any withholding performed by the Fund with respect to distributions made during that period.

In order to qualify for the withholding exemptions for interest-related and short term capital gain dividends, (i) a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form), and (ii) in the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.

If a beneficial owner of Fund shares who or which is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, those dividends will be subject to U.S. federal net income taxation at regular income tax rates.

In general, a beneficial owner of Fund shares who or which is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

37

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest. Subject to future IRS guidance, the Fund may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as the Fund requires, to comply with the new rules. In the case of certain non-U.S. shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such non-U.S. shareholders. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A non-U.S. shareholder that is treated as a “foreign financial institution” (as defined under these rules) generally will be subject to withholding unless it enters into, and provides certification to the Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information, including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

EQUALIZATION ACCOUNTING

The Fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, the Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will reduce the amount of income and gains that the Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. As noted above, investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s

38

treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

YIELD CALCULATIONS

From time to time, Money Market ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of the Fund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for the Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average, the Paris CAC 40 and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the Fund’s investment performance. In particular, performance information for the Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. Broad-based Lipper groupings may also be used for comparison.

Information about the performance of the Fund will be contained in the Fund’s annual and semiannual reports to shareholders, which may be obtained without charge by writing to the Fund at the address or telephoning the Fund at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DIMA also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DIMA will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

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FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Fund for the fiscal year ended December 31, 2010 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

A: An obligation rated `A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: An obligation rated `BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB: An obligation rated `BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with

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such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

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DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

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TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

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APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of Money Market ProFund (the “Fund”). Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 4, 2011, the no persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund.

As of April 4, 2011, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the shares of the Fund.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MONEY MARKET PROFUND – INVESTOR CLASS TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	48,026,767	11.71%
ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET SUITE 490 SAN JOSE CA 95113	36,598,172	8.92%
PENMARK SECURITIES 83 EAST LANCASTER AVE PAOLI PA 19301	21,017,545	5.12%
CITICORP 611 ENTERPRISE DRIVE OAK BROOK IL 60523	20,619,594	5.03%

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PROFUNDS

PART C

Other Information

ITEM 28. Exhibits

(a)	Amended and Restated Declaration of Trust of ProFunds, dated as of December 14, 2010 (28)

(b)	Bylaws of ProFunds, dated December 14, 2010 (28)

(c)	Not applicable

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (2)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (18)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007August 1, 2007 (20)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (15)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2010 to November 30, 2011 (27)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2011 to April 30, 2012 (28)

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009 (22)

(d)(3)(v)	Amendment No. 1 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (26)

(d)(3)(vi)	Amendment No. 2 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (28)

(e)(1)	Amended and Restated Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of September 22, 2010 (the “Distribution Agreement”) (27)

(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (16)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (12)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (18)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (6)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (17)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 and as amended on October 5, 2004, December 15, 2004, June 1, 2005, December 16, 2005, March 14, 2006, June 20, 2006 and December 14, 2006 (the “Administration Agreement”) (17)

(h)(2)(ii)	Amendment dated December 11, 2007 to the Administration Agreement (19)

(h)(2)(iii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (18)

(h)(2)(iv)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (20)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (9)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (19)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (18)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (11)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (21)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (16)

(h)(6)	Form of Fund of Funds Participation Agreement (7)

(h)(7)	Form of Administrative Services Agreement (4)

(i)(1)	Opinion and Consent of Counsel relating to ProFunds VP (28)

(i)(2)	Opinion and Consent of Counsel relating to Money Market ProFund (28)

(j)	Consents of Independent Registered Accounting Firm (28)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (2)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (4)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (17)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (8)

(m)(3)(i)	Amended and Restated Distribution and Service Plan, Adopted Pursuant to Rule 12b-1 on Behalf of the Service Class Shares of ProFunds, dated February 1, 2001, as amended on September 1, 2001 and December 16, 2009 (the “Distribution and Service Plan”) (25)

(m)(3)(ii)	Schedule A, dated as of September 19, 2007, to the Distribution and Service Plan (18)

(m)(4)	Form of Distribution and Shareholder Services Agreement for FINRA Registered Members of ProFunds Distributors, Inc. (16)

(m)(5)	Form of Shareholder Services Agreement for Non-FINRA Members of ProFunds Distributors, Inc. (16)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of ProFunds (the “Multiple Class Plan”) (27)

(o)	Not Applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated December 13, 2010 (28)

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2011 (28)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008 (20)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (9)

(q)(2)(i)	Power of Attorney for Louis M. Mayberg (27)

(q)(2)(ii)	Power of Attorney for Michael Wachs (27)

(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III (27)

(q)(2)(iv)	Power of Attorney for Michael L. Sapir (27)

(q)(2)(v)	Power of Attorney for Christopher Sabato (27)

(1)	Filed with initial registration statement.
(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.
(3)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No. 4 and incorporated by reference herein.
(4)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.
(5)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.
(6)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.
(7)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.
(8)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.
(9)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.
(10)	Previously filed on July 27, 2005 as part of Post-Effective Amendment No. 42 and incorporated by reference herein.
(11)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.
(12)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.
(13)	Previously filed on April 26, 2006 as part of Post-Effective Amendment No. 46 and incorporated by reference herein.
(14)	Previously filed on June 30, 2006 as part of Post-Effective Amendment No. 49 and incorporated by reference herein.
(15)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.
(16)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.
(17)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.

(18)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.
(19)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.
(20)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.
(21)	Previously filed on November 26, 2008 as part of Post-Effective Amendment No. 63 and incorporated by reference herein.
(22)	Previously filed on April 29, 2009 as part of Post-Effective Amendment No. 64 and incorporated by reference herein.
(23)	Previously filed on September 29, 2009 as part of Post-Effective Amendment No. 65 and incorporated by reference herein.
(24)	Previously filed on November 24, 2009 as part of Post-Effective Amendment No. 66 and incorporated by reference herein.
(25)	Previously filed on March 1, 2010 as part of Post-Effective Amendment No. 68 and incorporated by reference herein.
(26)	Previously filed on April 30, 2010 as part of Post-Effective Amendment No. 69 and incorporated by reference herein.
(27)	Previously filed on November 26, 2010 as part of Post-Effective Amendment No. 70 and incorporated by reference herein.
(28)	Filed herewith.

ITEM 29. Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 30. Indemnification

ProFunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits ProFunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of ProFunds provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a)	no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b)	officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

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expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of ProFunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 31. Business and Other Connections of Investment Adviser

ProFund Advisors LLC is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Reference is made to the caption “Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProFunds” in the Statement of Additional Information constituting Part B which is incorporated herein by reference. The information as to the directors and officers of ProFund Advisors LLC is set forth in ProFund Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on July 3, 1997 and amended through March 29, 2010.

Information relating to the business and other connections of Deutsche Investment Management Americas, Inc., which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Investment Management Americas, Inc. is hereby incorporated by reference to disclosures in Item 31 of the registration statement of DWS Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 32. Principal Underwriter

Item 32(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b)	Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses are 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI
Michael L. Sapir	Director
William E. Seale	Director
Louis M. Mayberg Don R. Roberson	Director President
Amy R. Doberman	Chief Legal Officer
Victor M. Frye	Secretary
Lisa Johnson	Chief Compliance Officer
Kerry T. Moore	Treasurer

Item 32(c)	Not Applicable

ITEM 33. Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	ProFunds Distributors, Inc., 7501 Wisconsin Avenue. Suite 1000, Bethesda, Maryland (records relating to its function as Distributor);

(3)	Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator, fund accountant and transfer agent); and

(4)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 34. Management Services

None.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on April 29, 2011.

PROFUNDS

/s/ LOUIS M. MAYBERG
Louis M. Mayberg, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ MICHAEL L. SAPIR Michael L. Sapir*	Trustee, Chairman	April 29, 2011

/s/ RUSSELL S. REYNOLDS, III Russell S. Reynolds, III*	Trustee	April 29, 2011

/s/ MICHAEL WACHS Michael Wachs*	Trustee	April 29, 2011

/s/ LOUIS M. MAYBERG Louis M. Mayberg*	President	April 29, 2011

/s/ CHRISTOPHER E. SABATO Christopher E. Sabato*	Treasurer	April 29, 2011

*By:	/s/ AMY R. DOBERMAN
Amy R. Doberman As Attorney-in-fact April 29, 2011

Exhibit Index

ITEM NUMBER	ITEM

(a)	Amended and Restated Declaration of Trust of ProFunds, dated as of December 14, 2010

(b)	Bylaws of ProFunds, dated December 14, 2010

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2011 to April 30, 2012

(d)(3)(vi)	Amendment No. 2 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC

(i)(1)	Opinion and Consent of Counsel relating to ProFunds VP

(i)(2)	Opinion and Consent of Counsel relating to Money Market ProFund

(j)	Consent of Independent Registered Accounting Firm

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated December 13, 2010

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2011